                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-21333
                                                    -------------

                 Nuveen Multi-Strategy Income and Growth Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN MULTI-STRATEGY
                                                     INCOME AND GROWTH FUND
                                                     JPC

                                                     NUVEEN MULTI-STRATEGY
                                                     INCOME AND GROWTH FUND 2
                                                     JQC

      Attractive Distributions from a Portfolio of
         Preferred and Convertible Securities,
  Domestic and Foreign Equities, and Debt Instruments

                                                         NUVEEN INVESTMENTS LOGO
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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JPC, JQC

These Funds have been managed since their inceptions in 2003 by Nuveen Asset Management (NAM), which has responsibility for determining and overseeing the Funds' asset allocations. NAM has selected a team of sub-advisers to manage the investments within each of the selected asset classes. These subadvisers include specialists from Spectrum Asset Management, Inc. (Spectrum), Symphony Asset Management, LLC (Symphony), and Tradewinds Global Investors, LLC (Tradewinds). Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, an affiliate of Principal Capital(SM), manages preferred securities positions within the income-oriented portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony has primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience. The Symphony team responsible for managing domestic equity investments is led by Praveen Gottipalli and David Wang, while the group overseeing the Funds' international equity exposure is led by Eric Olson. On a combined basis, these three equity portfolio managers have more than 25 years of investment management experience.

Tradewinds began managing a portion of the Funds' assets invested in global equities in the spring of 2007. The Tradewinds team is led by Dave Iben, who has more than 25 years of investment management experience.

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


Here representatives from Spectrum, Symphony and Tradewinds talk about their management strategies and the performance of both Funds for the twelve-month period ended December 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2007?

During the first part of the period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the year was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to interna-tional and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

During 2007, the volatility caused by sub-prime mortgage concerns severely impacted the preferred securities market. Over 70% of preferred securities come from issuers in the financial service sector, and the fourth quarter of 2007 was the worst quarter on record for the $25 par preferred market, These securities, as well as $1000 par capital market preferreds, experienced heavy selling (exacerbated by year-end tax loss selling) late in 2007 as the Merrill Lynch Preferred Stock Hybrid Securities Index fell by more than 9% in the fourth quarter alone. In addition, there was a large calendar of new issuance late in the calendar year. Net preferred issuance totaled about $40 billion in the fourth quarter, with $17.7 billion in December alone. That was greater than the net issuance for any of the past four entire years, and expanded the size of the total preferred market by roughly 10%. This new supply forced a re-pricing of the entire market, pulling down the prices of all existing issues.

The U.S. equity markets also suffered through significant turbulence during the year, as concerns about the credit markets, a slowing economy and rising commodity prices (particularly oil) weighed on investor sentiment. Additionally, recent inflation reports have not been favorable, further raising investor concerns about the equity market's prospects. Nevertheless, several leading market indicators did finish 2007 with positive returns, including the S&P 500 Index (up 5.49%) and the Russell 3000 Index (up 5.14%).

Global equity markets generally registered positive returns in 2007, despite increased volatility in the second half of the year. Many international equity benchmarks outpaced U.S. stocks. For example, the MSCI World Index returned 12.41% for 2007, with emerging market countries such as Brazil, India and China leading the field. Overall, investors grappled with uncertain credit markets, U.S. housing and mortgage-related concerns, increased commodity prices, and, in the latter half of the year, apprehension over a U.S. recession. In general, large-cap and growth oriented stocks performed considerably better than small-cap and value stocks.

In the debt markets, the senior loan and high yield markets were robust for the first six months of the year, with record levels of new issuance, tightening spreads, and record inflows into the leveraged loan asset class. Sentiment began to shift during the second quarter of 2007 as liquidity issues driven by mortgage market concerns and a large pipeline of new institutional loans created a supply/demand imbalance that resulted in downward pressure on bank loans, high yield bonds, and many convertibles. The CSFB Leveraged Loan Index, which had generated 56 consecutive months of positive returns, declined - 3.32% in July, its largest monthly loss since inception in 1992. It was only the ninth time the Index had moved more than one point in a month. Even more unusual, this volatility was unrelated to defaults or credit fundamentals and was primarily supply/demand driven.

The first six months of the year were characterized by the record level of new loan issuance from mergers and acquisition and leveraged buy-out activity, and a strong demand for new loans fueled by the creation of Collateralized Loan Obligations (CLOs) and Collateralized Debt Obligations (CDOs). The last six months of 2007 were sharply different. As investors became concerned about negative headlines in the asset backed and mortgage markets, CLO creation slowed significantly. This left a large overhang of new loans in the Wall Street pipeline with fewer buyers, which put continued pressure on prices during this volatile period. Adding to this pressure towards the end of the period was the growing perception that sustained weakness in the housing sector and instability in the financial markets would negatively impact the U.S. economy, particularly among consumer-sensitive businesses such as homebuilders and retailers. These factors continued to put pressure on bank loans, high yield bonds, and convertible bonds through the end of 2007.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THIS PERIOD?

In late 2006, the Funds' Board of Trustees approved a number of investment policy changes designed to provide the Funds with greater flexibility to pursue their investment objectives of high current income and total return. These changes included:

- eliminating any requirement to invest in preferred and/or convertible securities;

- expanding direct equity investments to include international as well as domestic equities; and

- adding Tradewinds as a sub-adviser for a portion of each Fund's equity-oriented investments.

To better reflect the Funds' new, more diversified investment parameters, the Funds changed their names to Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC). The Funds continued to be comprised approximately 70% of income-oriented investments and 30% of equity-oriented investments, although the strategic asset mix within those categories began to change to reflect their expanded investment policies.

In addition, both Funds began moving away from a relatively fixed, stand alone convertible securities allocation in favor of a more dynamic allocation as part of the Funds' more diversified debt and equity strategies. As a result, both Funds ended their relationship with a sub-adviser that specialized in convertible securities investments.

Within their preferred securities allocations, both Funds had to contend with a relatively heavy number of calls during this period. Overall, we strove to maintain an approximate 60/40 portfolio mix between the $25 par (retail driven) sector and the $1000 par capital securities (institutionally driven) sector. We started 2007 buying mainly $25 par securities, but six months later we were purchasing more capital securities as the relative attractiveness between the two sectors had shifted.

While we did have some opportunities to buy attractively priced preferred stock issued by certain U.S. government agencies, we were disappointed by what we considered to be the relatively weak call protection associated with these issues. We felt that too many non-traditional preferred securities buyers were willing to give up call protection at the very time that the issuers had no choice but to provide it if buyers insisted. As a result, when the new issues were announced the secondary markets experienced large price declines. We were able to buy some agency issues at discounts, which we believed would benefit the Funds' earnings and returns in the future. We also had one of our busiest days on the last trading day of 2007 when the availability of some deep discounts allowed the Funds to buy at bargain prices.

For income-oriented investments, Symphony continued to use fundamental analysis to select senior loans, high yield bonds, and convertible bonds that we believed offered attractive risk-adjusted return potential. During this period, we avoided the senior loans of most automotive part suppliers as well as smaller homebuilders and land developers, even though many loans in these sectors traded at discounts throughout the year. We also avoided many smaller loans that were done to finance leveraged buyouts. We didn't believe that there was sufficient incremental spread in many small loans to compensate for potential illiquidity and volatility if earnings of the companies issuing them should become challenged. Throughout the year we focused on adding quality new-issue senior loans to the portfolios, which were often priced at a discount to par and were structured with strong covenant protection. We also continued to avoid the vast majority of second lien loans. Similar to smaller loans, we didn't believe that second lien loans offered sufficient additional yield to compensate investors for potentially increased volatility and lower recovery rates.

The core domestic equities managed by Symphony used both quantitative and qualitative methods to evaluate securities. The quantitative screening process served as the starting point for the decision making process. The qualitative process then provided a systematic way of researching companies from a broad prospective, ensuring the stocks selected for the portfolio were attractive in all important respects.

For the international equities managed by Tradewinds, our basic investment philosophy focused on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value. In 2007, we found that the best value opportunities often were in the securities of those businesses that were most leveraged to the growth of the global economy. We liked the materials, food, agriculture and energy sectors, all of which benefit from increased global demand. Conversely, we were rewarded for not holding financial and retail stocks in the developed markets, especially during the second half of the year, as these sectors experienced sizable corrections. Corporate and high yield bonds remained unattractive to us during most of the year. Writing covered calls remained an attractive way to enhance cash flow, especially in a period of higher implied volatility, higher interest rates and higher valuations for common stocks.

HOW DID THE FUNDS PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JPC and JQC, as well a comparative benchmark, is presented in the accompanying table.

Annualized Total Returns on Net Asset Value
For the twelve-month period ended 12/31/07

JPC                                 -5.71%
JQC                                 -5.34%
Comparative Benchmark(1)            -3.69%


--------------------------------------------------------------------------------
  Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
 Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.
--------------------------------------------------------------------------------


For the twelve months ended December 31, 2007, the total return on net asset value for both Funds underperformed the unleveraged, unmanaged comparative benchmark. In a very challenging and unforgiving market environment, both Funds' underperformance relative to the benchmark was in large part due to the Funds' use of financial leverage. Over this past year, leverage tended to exacerbate the price declines suffered by the Fund's holdings. However, leverage is a strategy that the Funds have used since their inceptions, and we believe it has and will continue to benefit shareholders over time by providing opportunities for enhanced distributions and total return.

--------------------------------------------------------------------------------
1. 1 Comparative benchmark performance is a blended return consisting of: 1) 33% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity; 2) 27% of the
        Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency; 3) 30% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 4) 10% of the CSFB High Yield Index, which includes approximately $375 billion of $U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns do not include the effects of any management fees or fund expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Looking more specifically at the various components of both Fund's portfolios, the heavy selling of financial services sector securities in the third and fourth quarters of 2007 hurt the performance of the Funds' allocations to preferred securities. As noted, the fourth quarter was the worst quarter on record for $25 par securities, and the Funds' exposure to this retail-oriented market hurt their absolute and relative performance as the $25 par market significantly underperformed the institutionally oriented $1000 par market.

Among our debt market investments, both Funds saw certain names contribute positively to the Funds' performance during the first half of the year. The second half of the period was better characterized by broad declines across the entire asset class, as bank loans sold off significantly during the final months of the period. There were no individual company-specific events that negatively impacted performance. Rather, the decline was characteristic of the credit market in general, which were influenced heavily by technical trends late in the year. Default rates and fundamental factors remained relatively favorable throughout 2007 compared to historical levels.

Although both Funds' loan positions suffered as a result of the broad-based sell-off, the market dislocation also provided an opportunity to buy loans in good companies with strong covenants at attractive prices, as well as selected high yield and convertible bond issues.

The addition of direct exposure to core domestic equities, managed by Symphony, enhanced total returns during the period. On an absolute basis, the energy, materials and industrial sectors were the largest contributors to performance. The strongest individual contributors to performance were information technology companies --Apple, Inc., MEMC Electronic Materials & Mastercard, Inc., oil & gas drilling and production company National-Oilwell Varco Inc. and crop nutrient producer/distributor Mosaic Company. Relative to the

Russell 3000 Index, stock selection was the main driver of outperformance -- contributing positively across every sector with the exception of consumer staples and information technology. An underweight to financials also significantly added to the strategy's relative return.

Our international equity holdings in the energy, consumer staples and materials sectors were the largest contributors to positive performance in this asset class. In particular, our overweight exposure to the materials sector, relative to the MSCI World Index, enhanced returns. The strongest individual contributors to performance were domestic coal producer Peabody Energy Corporation, global agricultural equipment supplier Agco Corporation, and gold mining companies Barrick Gold Corporation and Lihir Gold Limited. Our global focus allowed us to participate in several fast growing foreign markets and benefit from the declining value of the U.S. dollar. Our covered call writing strategy generated positive cash flow, which enhanced the Funds' performance.

Among the Funds' worst equity performers for the year were pulp and paper producer AbitibiBowater, Japanese consumer finance company Takefuji Corporation, and gold mining companies NovaGold Resources Inc. and Gold Fields Limited.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

During February 2008, after the close of this reporting period, regularly scheduled auctions for the FundPreferred(R) shares issued by your Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. It is important to note this decline in liquidity did not lower the credit quality of these shares, and that FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered. The Funds' managers are working diligently to develop mechanisms designed to improve the liquidity of the FundPreferred shares, but at present there is no assurance that those efforts will succeed.

These developments do not affect the management or investment policies of the Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Funds' future common share earnings may be marginally lower than they otherwise might have been.

Common Share

Distribution and Share Price
                                                                     INFORMATION

On March 1, 2007, Nuveen Investments announced that these Funds would move from a monthly to a quarterly common share distribution schedule. The Funds' last monthly distributions were paid on April 2, 2007, and first quarterly distributions were paid on July 2, 2007.

The Funds employ financial leverage through the issuance of FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but - as noted earlier - also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Funds' common share net earnings over the reporting period, but detracted from the Funds' overall common share total return.

Each Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

- Actual common share returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's common share distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Funds' distributions.

---------------------------------------------------------------------------------------
As of 12/31/07 (Common Shares)                                           JPC        JQC
---------------------------------------------------------------------------------------
 Inception date                                                      3/26/03    6/25/03
 Calendar year:
   Per share distribution:
   From net investment income                                          $0.77      $0.79
   From short-term capital gains                                        0.25       0.29
   From long-term capital gains                                           --       0.01
   From return of capital                                               0.12       0.05
                                                                     -------    -------
 Total per share distribution                                          $1.14      $1.14
                                                                     =======    =======
 Distribution rate on NAV                                              9.21%      9.15%
 Annualized one-year total return on NAV                              -5.71%     -5.34%
 Annualized since inception total return on NAV                        5.53%      4.86%
---------------------------------------------------------------------------------------

SHARE REPURCHASE AND SHARE PRICE INFORMATION

On November 21, 2007, the Funds' Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Repurchases not only help to support the market price but, because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2007, JPC had repurchased 311,100 common shares and JQC had repurchased 725,600 common shares, representing approximately 0.3% and 0.5% of the Funds' total common shares outstanding, respectively.

As of December 31, 2007, the Funds' share prices were trading relative to their NAVs as shown in the accompanying table:

------------------------------------------------------------------------------------------
                                                         12/31/07        Average 12-Month
                                                         Discount         Period Discount
------------------------------------------------------------------------------------------
 JPC                                                          -11.71%               -7.28%
 JQC                                                          -11.72%               -7.57%
------------------------------------------------------------------------------------------

       JPC                             Nuveen Multi-Strategy
       PERFORMANCE                     Income and
       OVERVIEW                        Growth Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(2)
     (PORTFOLIO ALLOCATION PIE CHART)

Convertible Bonds                                                                 6.6
Corporate Bonds                                                                   6.7
Variable Rate Senior Loan Interests                                               7.6
Capital Preferred Securities                                                     18.8
Common Stocks                                                                    26.5
$25 Par (or similar) Preferred Securities                                        29.2
Convertible Preferred Securities                                                  1.1
Investment Companies                                                              1.5
Short-Term Investments                                                            2.0

2007 DISTRIBUTIONS PER COMMON SHARE(3)
     (MONTHLY DISTRIBUTIONS BAR CHART)

JAN                                                                              0.095
---                                                                              -----
Feb                                                                              0.095
Mar                                                                              0.095
Jun                                                                              0.285
Sep                                                                              0.285
Dec                                                                              0.285

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

1/01/07                                                                           14.30
                                                                                  14.27
                                                                                  14.12
                                                                                  14.21
                                                                                  14.14
                                                                                  14.24
                                                                                  14.20
                                                                                  14.07
                                                                                  14.26
                                                                                  14.28
                                                                                  14.06
                                                                                  13.85
                                                                                  14.07
                                                                                  14.09
                                                                                  14.08
                                                                                  14.04
                                                                                  13.90
                                                                                  13.97
                                                                                  14.09
                                                                                  14.02
                                                                                  13.87
                                                                                  13.74
                                                                                  13.87
                                                                                  13.56
                                                                                  13.46
                                                                                  13.13
                                                                                  13.23
                                                                                  13.32
                                                                                  12.99
                                                                                  12.80
                                                                                  12.26
                                                                                  12.16
                                                                                  11.45
                                                                                  11.37
                                                                                  12.20
                                                                                  12.20
                                                                                  12.32
                                                                                  11.76
                                                                                  11.91
                                                                                  12.00
                                                                                  12.15
                                                                                  12.01
                                                                                  11.64
                                                                                  11.78
                                                                                  11.61
                                                                                  11.07
                                                                                  10.90
                                                                                10.7534
                                                                                  11.27
                                                                                  11.33
                                                                                  10.83
                                                                                  10.52
                                                                                  10.73
12/31/07                                                                          10.93


FUND SNAPSHOT

------------------------------------------------------------------------
Common Share Price                                                $10.93
------------------------------------------------------------------------
Common Share Net Asset Value                                      $12.38
------------------------------------------------------------------------
Premium/(Discount) to NAV                                        -11.71%
------------------------------------------------------------------------
Current Distribution Rate(1)                                      10.43%
------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                 $1,230,342
------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/26/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -16.28%      -5.71%

-------------------------------------------------------------------------------------
Since
Inception                                                           2.44%       5.53%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)(2)


-------------------------------------------------------------------------------------
Commercial Banks                                                                18.5%
-------------------------------------------------------------------------------------
Insurance                                                                       10.2%
-------------------------------------------------------------------------------------
Real Estate/Mortgage                                                             7.1%
-------------------------------------------------------------------------------------
Capital Markets                                                                  6.8%
-------------------------------------------------------------------------------------
Media                                                                            5.8%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      4.2%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   3.9%
-------------------------------------------------------------------------------------
Metals & Mining                                                                  3.4%
-------------------------------------------------------------------------------------
Electric Utilities                                                               2.4%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           2.4%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 2.1%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    1.6%
-------------------------------------------------------------------------------------
Food Products                                                                    1.6%
-------------------------------------------------------------------------------------
Investment Companies                                                             1.5%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      1.4%
-------------------------------------------------------------------------------------
Chemicals                                                                        1.3%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  1.2%
-------------------------------------------------------------------------------------
Communications Equipment                                                         1.2%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       1.0%
-------------------------------------------------------------------------------------
Machinery                                                                        0.9%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           2.0%
-------------------------------------------------------------------------------------
Other                                                                           19.5%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(as a % of total investments)(4)


------------------------------------------------------------------------------------
Union Planters Corporation                                                      1.8%
------------------------------------------------------------------------------------
Wachovia Corporation                                                            1.7%
------------------------------------------------------------------------------------
ING Groep N.V.                                                                  1.6%
------------------------------------------------------------------------------------
Delphi Financial Group, Inc.                                                    1.5%
------------------------------------------------------------------------------------
HSBC Corporation                                                                1.5%
------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and derivative transactions.

3 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

4 Excluding short-term investments, common stocks sold short and derivative transactions.

       JQC                             Nuveen Multi-Strategy
       PERFORMANCE                     Income and
       OVERVIEW                        Growth Fund 2
                                              as of December 31, 2007

     PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(2)
     (PORTFOLIO ALLOCATION PIE CHART)

Convertible Bonds                                                                 6.7
Corporate Bonds                                                                   6.5
Variable Rate Senior Loan Interests                                               6.9
Capital Preferred Securities                                                     19.1
Common Stocks                                                                    26.2
$25 Par (or similar) Preferred Securities                                        28.8
Convertible Preferred Securities                                                  1.1
Investment Companies                                                              1.5
Short-Term Investments                                                            3.2

2007 DISTRIBUTIONS PER COMMON SHARE(3)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.095
Feb                                                                              0.095
Mar                                                                              0.095
Jun                                                                              0.285
Sep                                                                              0.285
Dec                                                                              0.285

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

1/01/07                                                                          14.14
                                                                                 14.09
                                                                                 13.89
                                                                                 14.01
                                                                                 14.02
                                                                                 14.16
                                                                                 14.12
                                                                                 14.02
                                                                                 14.16
                                                                                 14.20
                                                                                 14.04
                                                                                 13.87
                                                                                 14.10
                                                                                 14.00
                                                                                 14.00
                                                                                 13.99
                                                                                 13.88
                                                                                 13.93
                                                                                 14.06
                                                                                 14.01
                                                                                 13.88
                                                                                 13.80
                                                                                 13.92
                                                                                 13.58
                                                                                 13.45
                                                                                 13.10
                                                                                 13.27
                                                                                 13.32
                                                                                 12.99
                                                                                 12.87
                                                                                 12.31
                                                                                 12.21
                                                                                 11.56
                                                                                 11.46
                                                                                 12.45
                                                                                 12.43
                                                                                 12.51
                                                                                 11.94
                                                                                 12.13
                                                                                 12.10
                                                                                 12.25
                                                                                 12.06
                                                                                 11.66
                                                                                 11.80
                                                                                 11.61
                                                                                 11.11
                                                                                 10.98
                                                                                 10.79
                                                                                 11.29
                                                                                 11.41
                                                                                 10.90
                                                                                 10.60
                                                                                 10.79
12/31/07                                                                         11.00


FUND SNAPSHOT

---------------------------------------------------------------------------------------
Common Share Price                                                               $11.00
---------------------------------------------------------------------------------------
Common Share Net Asset Value                                                     $12.46
---------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       -11.72%
---------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                     10.36%
---------------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                                $1,740,952
---------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -14.70%      -5.34%

-------------------------------------------------------------------------------------
Since
Inception                                                           1.63%       4.86%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)(2)


-------------------------------------------------------------------------------------
Commercial Banks                                                                18.1%
-------------------------------------------------------------------------------------
Insurance                                                                       10.7%
-------------------------------------------------------------------------------------
Real Estate/Mortgage                                                             6.6%
-------------------------------------------------------------------------------------
Media                                                                            5.9%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   5.6%
-------------------------------------------------------------------------------------
Capital Markets                                                                  4.9%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      4.3%
-------------------------------------------------------------------------------------
Metals & Mining                                                                  3.3%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.0%
-------------------------------------------------------------------------------------
Electric Utilities                                                               2.2%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 1.8%
-------------------------------------------------------------------------------------
Food Products                                                                    1.8%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      1.6%
-------------------------------------------------------------------------------------
Investment Companies                                                             1.5%
-------------------------------------------------------------------------------------
Chemicals                                                                        1.3%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  1.3%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    1.3%
-------------------------------------------------------------------------------------
Communication Equipment                                                          1.2%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       0.9%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           3.2%
-------------------------------------------------------------------------------------
Other                                                                           19.5%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(as a % of total investments)(4)


------------------------------------------------------------------------------------
Wachovia Corporation                                                            1.8%
------------------------------------------------------------------------------------
Citigroup Inc.                                                                  1.7%
------------------------------------------------------------------------------------
ING Groep N.V.                                                                  1.5%
------------------------------------------------------------------------------------
JPMorgan Chase & Company                                                        1.5%
------------------------------------------------------------------------------------
AgFirst Farm Credit Bank                                                        1.5%
------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and derivative transactions.

3 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

4 Excluding short-term investments, common stocks sold short and derivative transactions.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007.

                                                                   JPC                        JQC
------------------------------------------------------------------------------------------------------
                                                                 Common and                 Common and
                                                                  Preferred                  Preferred
                                                              shares voting              shares voting
                                                                   together                   together
                                                                 as a class                 as a class
------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                        47,278,778                 67,131,058
    Against                                                     3,234,142                  3,464,865
    Abstain                                                     1,754,236                  2,781,381
    Broker Non-Votes                                           15,705,917                 24,479,784
------------------------------------------------------------------------------------------------------
   Total                                                       67,973,073                 97,857,088
------------------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN
NUVEEN ASSET MANAGEMENT AND SPECTRUM ASSET MANAGEMENT, INC.:
    For                                                        46,947,098                 66,682,033
    Against                                                     3,371,633                  3,649,140
    Abstain                                                     1,948,426                  3,046,131
    Broker Non-Votes                                           15,705,916                 24,479,784
------------------------------------------------------------------------------------------------------
   Total                                                       67,973,073                 97,857,088
------------------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN
NUVEEN ASSET MANAGEMENT AND SYMPHONY ASSET MANAGEMENT LLC:
    For                                                        46,859,523                 66,621,211
    Against                                                     3,430,627                  3,701,997
    Abstain                                                     1,977,007                  3,054,096
    Broker Non-Votes                                           15,705,916                 24,479,784
------------------------------------------------------------------------------------------------------
   Total                                                       67,973,073                 97,857,088
------------------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN
NUVEEN ASSET MANAGEMENT AND TRADEWINDS GLOBAL INVESTORS,
LLC:
    For                                                        46,914,640                 66,741,416
    Against                                                     3,360,202                  3,580,073
    Abstain                                                     1,992,315                  3,055,815
    Broker Non-Votes                                           15,705,916                 24,479,784
------------------------------------------------------------------------------------------------------
   Total                                                       67,973,073                 97,857,088
------------------------------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE CURRENT FISCAL YEAR:
    For                                                        65,113,594                 93,548,227
    Against                                                     1,451,880                  2,072,360
    Abstain                                                     1,407,599                  2,236,501
------------------------------------------------------------------------------------------------------
   Total                                                       67,973,073                 97,857,088
------------------------------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND
     (FORMERLY NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND)
     NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND 2
     (FORMERLY NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2)


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Multi-Strategy Income and Growth Fund (formerly Nuveen Preferred and Convertible Income Fund) and Nuveen Multi-Strategy Income and Growth Fund 2 (formerly Nuveen Preferred and Convertible Income Fund 2) (the "Funds") as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                        (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 26, 2008

         JPC
          Nuveen Multi-Strategy Income and Growth Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 41.9% (26.5% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.6%
    22,520   Boeing Company                                                                                       $    1,969,599
    12,930   Finmeccanica S.p.A.                                                                                         414,846
    12,056   Lockheed Martin Corporation                                                                               1,269,015
    18,200   Orbital Sciences Corporation, (2)                                                                           446,264
    43,900   Thales S.A.                                                                                               2,615,048
    12,460   United Technologies Corporation                                                                             953,688
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                 7,668,460
             -------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.1%
    42,100   Lufthansa AG                                                                                              1,122,237
     2,000   Ryanair Holdings PLC, (2)                                                                                    78,880
--------------------------------------------------------------------------------------------------------------------------------
             Total Airlines                                                                                            1,201,117
             -------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.4%
    12,580   Advance Auto Parts, Inc.                                                                                    477,914
     8,530   Aftermarket Tech, (2)                                                                                       232,528
    40,810   Aisin Seiki Company Limited                                                                               1,689,625
     9,560   Cooper Tire & Rubber                                                                                        158,505
    13,710   Johnson Controls, Inc.                                                                                      494,108
    24,790   Magna International Inc., Class A                                                                         1,993,860
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                     5,046,540
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.7%
    24,530   Daimler-Chrysler AG, (2)                                                                                  2,345,804
    37,480   Honda Motor Company Limited                                                                               1,242,087
    28,310   Nissan Motor                                                                                                614,893
    31,830   Nissan Motor                                                                                                347,408
     1,140   S.A. D'Ieteren N.V.                                                                                         409,662
    18,840   Toyota Motor Corporation                                                                                  2,000,243
     3,240   Volkswagen AG                                                                                               148,203
    70,300   Yamaha Motor Company Limited                                                                              1,682,460
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         8,790,760
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.3%
    99,780   Coca Cola Amatil Limited                                                                                    825,089
    49,090   Coca-Cola Company                                                                                         3,012,653
    38,690   Coca-Cola Enterprises Inc.                                                                                1,007,101
    25,540   Diageo PLC, Sponsored ADR                                                                                 2,192,098
    54,690   Fomento Economico Mexicano S.A.                                                                           2,087,517
    66,280   Heineken N.V.                                                                                             4,280,536
    16,200   Molson Coors Brewing Company, Class B                                                                       836,244
    29,900   Pepsi Bottling Group, Inc.                                                                                1,179,854
    41,410   SABMiller PLC                                                                                             1,162,198
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                          16,583,290
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.6%
     2,332   Abraxis Bioscience Inc.                                                                                     160,372
    69,500   Amgen Inc., (2), (11)                                                                                     3,227,580
    17,400   Cephalon, Inc., (2)                                                                                       1,248,624
    23,180   Genzyme Corporation, (2)                                                                                  1,725,519
     5,610   Invitrogen Corporation, (2)                                                                                 524,030
    13,880   Novo-Nordisk A/S                                                                                            900,257
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                       7,786,382
             -------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.2%
   207,110   Sonae Industria-SPGS S.A.                                                                                 1,995,234
--------------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 1.2%
     5,460   Ameriprise Financial, Inc.                                                                           $      300,901
   188,000   Babcock & Brown Limited                                                                                   4,422,204
    33,030   Bank of New York Company, Inc.                                                                            1,610,543
     1,990   BlackRock Inc.                                                                                              431,432
    11,340   Calamos Asset Management, Inc. Class A                                                                      337,705
    30,160   Credit Suisse Group, (2)                                                                                  1,812,616
    12,290   Credit Suisse Group                                                                                         739,803
    17,670   Invesco LTD                                                                                                 554,485
    41,130   JPMorgan Chase & Co.                                                                                      1,795,325
    20,130   SEI Investments Company                                                                                     647,582
    18,700   State Street Corporation                                                                                  1,518,440
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    14,171,036
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.6%
    11,840   Air Products & Chemicals Inc.                                                                             1,167,779
       670   Bayer AG                                                                                                     61,096
     3,370   CF Industries Holdings, Inc.                                                                                370,902
     7,900   Lubrizol Corporation                                                                                        427,864
   207,300   Mitusi Chemicals                                                                                          1,345,759
    38,990   Mosaic Company, (2)                                                                                       3,678,317
   335,480   Nissan Chemical Industries Limited                                                                        4,375,886
       300   Potash Corporation of Saskatchewan                                                                           43,188
    16,640   Potash Corporation of Saskatchewan                                                                        2,419,245
    16,560   Praxair, Inc.                                                                                             1,469,038
    67,230   Shin--Etsu Chemical Company Limited                                                                       4,181,113
     8,360   Terra Industries, Inc., (2)                                                                                 399,274
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                          19,939,461
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 2.1%
    15,700   Allied Irish Banks                                                                                          721,258
    14,880   Allied Irish Banks                                                                                          341,229
    77,920   Allinaz S.E.                                                                                              1,655,800
     1,650   Banco Bilbao Vizcaya Argentaria S.A.                                                                         40,013
     1,080   Banco Bradesco S.A., ADR                                                                                     34,560
     1,310   Banco Itau Holdings Financeira, S.A.                                                                         33,877
    40,870   Banco Santander Central S.A.                                                                                880,340
    24,090   Bank of Montreal                                                                                          1,363,494
     1,660   Barclays PLC                                                                                                 67,014
    25,720   BNP Paribas S.A.                                                                                          2,790,618
    31,950   Credit Agricole S.A.                                                                                      1,077,873
   246,750   DnB NOR ASA                                                                                               3,753,556
    70,990   Hang Seng Bank                                                                                            1,452,240
    34,900   ICICI Bank Limited, ADR                                                                                   2,146,350
    17,430   Kookmin Bank                                                                                              1,277,968
    24,160   Lloyds TSB Group PLC, Sponsored ADR                                                                         909,624
     2,600   National Bank of Greece S.A.                                                                                178,295
    30,210   National Bank of Greece S.A.                                                                                416,596
   859,260   Nishi-Nippon City Bank Limited                                                                            2,128,226
     9,350   Northern Trust Corporation                                                                                  716,023
     9,930   PNC Financial Services Group, Inc.                                                                          651,905
     4,650   Prosperity Bancshares, Inc.                                                                                 136,664
   154,690   Royal Bank of Scotland, PLC, (2)                                                                          1,365,828
     4,780   SVB Financial Group, (2)                                                                                    240,912
    20,920   Sydbank A/S                                                                                                 895,757
     5,540   UMB Financial Corporation                                                                                   212,514
     3,680   Wintrust Financial Corporation                                                                              121,918
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   25,610,452
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.9%
   327,800   Allied Waste Industries, Inc., (2), (11)                                                                  3,612,356
    21,890   Apollo Group, Inc., (2)                                                                                   1,535,584
     2,366   Consolidated Graphics Inc., (2)                                                                             113,142
     1,940   Dun and Bradstreet Inc.                                                                                     171,942
   208,260   Michael Page International PLC                                                                            1,185,663
    26,410   Randstad Holding N.V.                                                                                     1,032,135

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES (continued)
    10,930   Republic Services, Inc.                                                                              $      342,656
   293,300   Toppan Printing Company Limited                                                                           2,876,352
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                     10,869,830
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.7%
     4,620   Comtech Telecom Corporation, (2)                                                                            249,526
    98,320   Corning Incorporated                                                                                      2,358,697
    79,780   Nokia Oyj, Sponsored ADR                                                                                  3,062,754
    76,700   QUALCOMM Inc.                                                                                             3,018,145
     6,470   Tandberg ASA                                                                                                133,590
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                            8,822,712
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.8%
    22,771   Apple, Inc., (2)                                                                                          4,510,480
    39,260   Hewlett-Packard Company                                                                                   1,981,845
     8,100   International Business Machines Corporation                                                                 875,610
              (IBM)
     7,950   NCR Corporation, (2)                                                                                        199,545
    85,653   Network Appliance, Inc., (2)                                                                              2,137,899
     9,710   SanDisk Corporation, (2)                                                                                    322,081
     7,950   Teradata Corporation                                                                                        217,910
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            10,245,370
             -------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING - 0.8%
   315,280   AMEC PLC                                                                                                  5,271,016
     9,450   Fluor Corporation                                                                                         1,377,054
   151,790   JGC Corporation                                                                                           2,602,621
     5,160   Perini Corporation                                                                                          213,727
--------------------------------------------------------------------------------------------------------------------------------
             Total Construction & Engineering                                                                          9,464,418
             -------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.0%
     1,180   Cemex SAB de CV, Sponsored ADR, (2)                                                                          30,503
     1,720   Texas Industries Inc.                                                                                       120,572
--------------------------------------------------------------------------------------------------------------------------------
             Total Construction Materials                                                                                151,075
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.4%
    11,040   MasterCard, Inc.                                                                                          2,375,808
    45,600   Takefuji Corporation                                                                                      1,095,248
    50,050   Western Union Company                                                                                     1,215,214
--------------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                    4,686,270
             -------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.0%
    10,600   Owens-Illinois, Inc.                                                                                        524,700
--------------------------------------------------------------------------------------------------------------------------------
             DISTRIBUTORS - 0.1%
    82,910   Jardine Cycle & Carriage Limited                                                                          1,237,987
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.0%
     2,210   Capella Education Company                                                                                   144,667
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 0.7%
    41,970   Citigroup Inc.                                                                                            1,235,597
    21,380   Deutsche Boerse AG                                                                                        4,219,644
    26,150   Eaton Vance Corporation                                                                                   1,187,472
    23,160   ING Groep N.V.                                                                                              901,156
    13,710   Nasdaq Stock Market, Inc., (2)                                                                              678,508
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                      8,222,377
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
    37,390   AT&T Inc.                                                                                                 1,553,928
       430   Brasil Telecom                                                                                               32,069
    15,830   BT Group PLC                                                                                                853,554
     7,550   Cbeyond Inc., (2)                                                                                           294,375
    96,909   Chunghwa Telecom Co., Ltd., Sponsored ADR, (11)                                                           2,045,749
    21,320   France Telecom S.A.                                                                                         759,632
   114,750   KT Corporation, Sponsored ADR, (11)                                                                       2,960,550

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
   389,550   Nippon Telegraph and Telephone Corporation, ADR,                                                     $    9,606,303
              (11)
    59,090   Telecom Argentina S.A., (2)                                                                               1,314,753
    39,324   Telecom Corporation of New Zealand, Limited                                                                 653,172
    39,031   Telecom Corporation of New Zealand, Limited                                                                 130,384
    24,830   Telefonica S.A.                                                                                           2,423,160
    54,110   Telefonos de Mexico SA, de C.V., Series L                                                                 1,993,412
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             24,621,041
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 2.2%
       600   Ameren Corporation                                                                                           32,526
     6,120   Black Hills Corporation                                                                                     269,892
   263,700   Centrais Electricas Brasileiras S.A., ADR                                                                 3,399,963
    40,600   E.ON A.G                                                                                                  2,878,223
    35,180   Edison International                                                                                      1,877,557
     9,240   El Paso Electric Company, (2)                                                                               236,267
     9,940   Enel S.p.A., Sponsored ADR                                                                                  585,218
    15,580   FPL Group, Inc.                                                                                           1,056,012
   100,500   IDACORP, INC                                                                                              3,539,610
   245,500   Korea Electric Power Corporation, Sponsored ADR                                                           5,118,675
   148,600   PNM Resources Inc.                                                                                        3,187,470
    63,520   Progress Energy, Inc., (11)                                                                               3,076,274
    64,810   Reliant Energy Inc., (2)                                                                                  1,700,614
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 26,958,301
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.4%
    36,840   ABB Limted                                                                                                1,062,162
    58,310   Emerson Electric Co.                                                                                      3,303,845
    18,930   Nikon Corporation                                                                                           643,967
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                5,009,974
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
     1,714   Itron Inc., (2)                                                                                             164,493
     4,390   LG Philips LCD Company Limited, Sponsored ADR,                                                              114,052
              (2)
    17,890   MEMC Electronic Materials, (2)                                                                            1,583,086
     3,310   Mettler-Toledo International Inc., (2)                                                                      376,678
    60,500   Tech Data Corporation, (2), (11)                                                                          2,282,060
     3,577   Teledyne Technologies Inc., (2)                                                                             190,761
    67,650   Thermo Fisher Scientific, Inc., (2)                                                                       3,902,052
--------------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                                  8,613,182
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.5%
     6,620   Cooper Cameron Corporation, (2)                                                                             318,621
     9,390   Dresser Rand Group, Inc., (2)                                                                               366,680
    43,400   Global Industries, Limited, (2)                                                                             929,628
     7,910   Matrix Service Company, (2)                                                                                 172,596
    26,060   National-Oilwell Varco Inc., (2)                                                                          1,914,368
     9,350   Noble Corporation                                                                                           528,369
    10,600   Technip S.A.                                                                                                843,137
    10,030   Tidewater Inc.                                                                                              550,246
     5,080   Transocean Inc.                                                                                             727,202
     4,070   Trico Marine Services Inc., (2)                                                                             150,671
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         6,501,518
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.5%
    18,600   Casino Guichard-Perrachon S.A.                                                                            2,023,358
     3,660   Koninklijke Ahold N.V., (2)                                                                                  50,545
   150,840   Marks and Spencer Group PLC                                                                               1,669,716
     3,660   Nash Finch Company                                                                                          129,125
    38,020   Safeway Inc.                                                                                              1,300,664
    31,130   Wal-Mart Stores, Inc.                                                                                     1,479,609
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            6,653,017
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 1.8%
    22,770   ConAgra Foods, Inc.                                                                                         541,698

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS (continued)
    16,805   Flowers Foods Inc.                                                                                   $      393,405
    32,720   H.J. Heinz Company                                                                                        1,527,370
   198,950   Jeronimo Martins SGPS                                                                                     1,580,629
     3,310   Monsanto Company                                                                                            369,694
       460   Nestle S.A.                                                                                                  52,820
   267,000   Smithfield Foods, Inc., (2), (11)                                                                         7,721,640
    98,450   Tingyi Holding Corporation                                                                                  154,666
   481,100   Tyson Foods, Inc., Class A, (11)                                                                          7,375,263
    70,840   Unilever PLC                                                                                              2,650,833
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                      22,368,018
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.5%
     1,170   BG PLC                                                                                                      133,918
     4,850   E.ON AG                                                                                                   1,031,075
    26,950   Energen Corporation                                                                                       1,730,999
     2,640   Gas Natural SDG                                                                                             154,106
    42,200   Questar Corporation                                                                                       2,283,020
    13,620   Spectra Energy Corporation                                                                                  351,668
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                       5,684,786
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
    20,050   Alfresa Holdings Corporation                                                                              1,208,857
     2,360   Analogic Corporation                                                                                        159,819
    28,610   Baxter International Inc.                                                                                 1,660,811
    20,664   Express Scripts, Inc., (2)                                                                                1,508,472
       594   Fresenius Medical Care, ADR                                                                                  31,334
     2,840   Lifecell Corporation, (2)                                                                                   122,432
   109,400   Paramount Bed Company Limited                                                                             1,406,829
     4,402   Surmodics Inc., (2)                                                                                         238,897
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    6,337,451
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.3%
    30,830   Humana Inc., (2)                                                                                          2,321,807
     4,890   Mentor Corporation                                                                                          191,199
    23,693   Wellcare Health Plans Inc., (2)                                                                           1,004,820
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    3,517,826
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.2%
     3,690   Bally Technologies, Inc., (2)                                                                               183,467
       970   Carnival Corporation                                                                                         42,496
    14,890   Choice Hotels International, Inc.                                                                           494,348
    23,840   McDonald's Corporation                                                                                    1,404,414
    13,320   Multimedia Games, Inc., (2)                                                                                 111,089
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       2,235,814
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
     1,630   Desarrolladora Homex SAB de C.V., Sponsored ADR                                                              80,604
       360   Koninklijke Philips Electronics N.V.                                                                         15,390
     2,650   Matsushita Electric Industrial Co., Ltd., ADR                                                                54,166
    30,181   Newell Rubbermaid Inc.                                                                                      781,084
     4,780   Tupperware Corporation                                                                                      157,883
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                  1,089,127
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.7%
    38,900   Colgate-Palmolive Company                                                                                 3,032,644
   146,000   KAO Corporation                                                                                           4,389,189
    11,057   Kimberly-Clark Corporation                                                                                  766,692
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                  8,188,525
             -------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
    22,440   NRG Energy Inc., (2)                                                                                        972,550
--------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.5%
    24,870   General Electric Company                                                                                    921,931
   250,340   Keppel Corporation                                                                                        2,230,697

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES (continued)
    16,460   Siemens AG, Sponsored ADR                                                                            $    2,590,146
     3,240   Teleflex Inc.                                                                                               204,152
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                            5,946,926
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.1%
       790   Aegon N.V.                                                                                                   13,849
    34,685   AFLAC Incorporated                                                                                        2,172,322
     8,270   American International Group, Inc.                                                                          482,141
    10,690   Amtrust Financial Services, Inc.                                                                            147,201
    16,830   Aon Corporation                                                                                             802,623
    13,100   Arch Capital Group Limited, (2)                                                                             921,585
     4,160   Aspen Insurance Holdings Limited                                                                            119,974
     8,720   Axis Capital Holdings Limited                                                                               339,818
   254,800   Benfield Group, Limited                                                                                   1,418,680
     8,210   Delphi Financial Group, Inc.                                                                                289,649
     3,970   Fairfax Financial Holdings Limited                                                                        1,135,936
    13,920   HCC Insurance Holdings Inc.                                                                                 399,226
    33,977   Philadelphia Consolidated Holding Corporation,                                                            1,336,995
              (2)
     6,550   Power Financial Corporation                                                                                 270,575
     8,630   Seabright Insurance Holdings Inc., (2)                                                                      130,140
     7,780   Security Capital Assurance Limited                                                                           30,264
    24,030   Sun Life Financial Inc.                                                                                   1,344,238
     5,664   Tower Group Inc.                                                                                            189,178
     7,160   Universal American Financial Corporation, (2)                                                               183,224
    65,580   WR Berkley Corporation                                                                                    1,954,940
     1,280   Zurich Financial Services AG                                                                                375,663
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          14,058,221
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.2%
    16,790   Amazon.com, Inc., (2)                                                                                     1,555,426
   133,350   Home Retail Group                                                                                           866,652
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           2,422,078
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.0%
     2,410   Blue Coat Systems Inc.                                                                                       79,217
--------------------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.2%
    33,770   Accenture Limited                                                                                         1,216,733
    12,400   CGI Group Inc., (2)                                                                                         144,336
     7,120   Convergys Corporation, (2)                                                                                  117,195
    12,420   FactSet Research Systems Inc.                                                                               691,794
     6,520   Savvis Inc., (2)                                                                                            181,973
     5,910   TNS Inc.                                                                                                    104,903
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         2,456,934
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.2%
    19,150   Canon Inc.                                                                                                  877,645
    13,990   Fuji Photo Film Co., Ltd.                                                                                   585,559
     8,040   FujiFilm Holdings Corporation, ADR                                                                          335,188
    16,200   Hasbro, Inc.                                                                                                414,396
    11,440   Marvel Entertainment Inc., (2)                                                                              305,562
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                        2,518,350
             -------------------------------------------------------------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES - 0.0%
     5,770   Illumina Inc., (2)                                                                                          341,930
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.9%
    58,130   ABB Limted                                                                                                1,674,144
    40,550   AGCO Corporation, (2)                                                                                     2,756,589
     7,980   Deere & Company                                                                                             743,098
    20,166   Harsco Corporation                                                                                        1,292,036
    18,510   ITT Industries Inc.                                                                                       1,222,400
    30,050   Manitowoc Company Inc.                                                                                    1,467,342
   156,840   Mitsui Engineering & Shipbuilding Company                                                                   602,633
              Limited
     8,370   Pall Corporation                                                                                            337,478

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY (continued)
     5,440   Parker Hannifin Corporation                                                                          $      409,686
     8,220   RBC Bearings Inc., (2)                                                                                      357,241
     3,160   Robbins & Myers, Inc.                                                                                       238,991
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                          11,101,638
             -------------------------------------------------------------------------------------------------------------------
             MARINE - 0.1%
   181,660   Kawasaki Kisen Kaisha Limited                                                                             1,763,540
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 0.7%
    55,630   DIRECTV Group, Inc., (2)                                                                                  1,286,166
    46,310   Echostar Communications Corporation, (2)                                                                  1,746,813
    47,130   Eniro AB                                                                                                    418,779
    16,220   ProSiebensati Media AG                                                                                      387,806
    15,860   Regal Entertainment Group, Class A                                                                          286,590
    54,400   Scholastic Corporation, (2), (11)                                                                         1,898,016
    19,700   Shaw Communication Inc.                                                                                     466,496
     7,180   Thomson Corporation                                                                                         292,585
    23,060   Walt Disney Company                                                                                         744,377
     8,370   WPP Group PLC                                                                                               538,107
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                               8,065,735
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 4.7%
   199,200   AngloGold Ashanti Limited, Sponsored ADR, (11)                                                            8,527,752
   204,700   Apex Silver Mines Limited, (2), (11)                                                                      3,119,628
   213,500   Barrick Gold Corporation, (11)                                                                            8,977,675
    12,710   BHP Billiton PLC                                                                                            387,570
    10,020   BHP Billiton PLC                                                                                            614,226
    60,500   BHP Billiton PLC                                                                                          2,114,966
     3,530   Compass Minerals International, Inc.                                                                        144,730
   148,530   Cookson Group                                                                                             2,059,901
   235,600   Crystallex International Corporation, (2)                                                                   537,168
    19,100   Freeport-McMoRan Copper & Gold, Inc.                                                                      1,956,604
   966,500   Gabriel Resources, Limited, (2)                                                                           1,929,181
   202,500   Gold Fields Limited, (11)                                                                                 2,875,500
 1,504,600   Lihir Gold Limited, (2)                                                                                   4,681,064
   500,810   Mitsubishi Materials                                                                                      2,114,701
   204,000   Moto Goldmines, Limited, (2)                                                                                754,446
   183,700   Newmont Mining Corporation, (11)                                                                          8,970,071
   188,200   NovaGold Resources Inc., (2) (11)                                                                         1,535,712
   496,500   Orezone Resources Inc., (2)                                                                                 600,765
     4,280   Rio Tinto PLC, Sponsored ADR                                                                              1,797,172
   132,270   SSAB Svenskt Stal AB                                                                                      3,569,609
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                    57,268,441
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.6%
    15,180   Big Lots, Inc., (2)                                                                                         242,728
    38,000   Costco Wholesale Corporation                                                                              2,650,880
     8,610   Dollar Tree Stores Inc., (2)                                                                                223,171
   116,870   Next PLC                                                                                                  3,764,492
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    6,881,271
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.4%
    47,210   National Grid Group PLC                                                                                     782,962
   138,900   Puget Energy, Inc., (11)                                                                                  3,810,027
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                     4,592,989
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 3.7%
    60,500   Arch Coal Inc., (11)                                                                                      2,718,265
     5,020   Bill Barrett Corporation, (2)                                                                               210,187
   123,120   BP Amoco PLC, (11)                                                                                        9,008,690
    36,770   Chesapeake Energy Corporation                                                                             1,441,384
    11,450   Chevron Corporation                                                                                       1,068,629
     4,420   Comstock Resources Inc.                                                                                     150,280
    30,200   Eni S.p.A., Sponsored ADR                                                                                 2,187,386
    10,810   EOG Resources, Inc.                                                                                         964,793

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS (continued)
    14,960   Equitable Resources Inc.                                                                             $      797,069
    20,990   Frontier Oil Corporation                                                                                    851,774
    31,840   Hess Corporation                                                                                          3,211,382
    24,740   Murphy Oil Corporation                                                                                    2,098,942
       100   Nexen Inc.                                                                                                    3,227
    14,320   Occidental Petroleum Corporation                                                                          1,102,497
     7,900   Patriot Coal Corporation                                                                                    329,746
    79,000   Peabody Energy Corporation, (11)                                                                          4,869,560
    16,800   Petroquest Energy Inc., (2)                                                                                 240,240
     8,286   Pioneer Drilling Company, (2)                                                                                98,438
    36,610   Repsol YPF S.A.                                                                                           1,304,414
    82,100   Royal Dutch Shell PLC, Class B, Sponsored ADR,                                                            6,814,300
              (11)
    72,950   Singapore Petroleum                                                                                         380,841
     7,950   St Mary Land and Exploration Company                                                                        306,950
    59,319   Statoil ASA                                                                                               1,810,416
     7,765   Sunoco, Inc.                                                                                                562,497
    21,330   Total S.A., Sponsored ADR                                                                                 1,761,858
    11,612   Valero Energy Corporation                                                                                   813,188
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        45,106,953
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.3%
    10,520   Aracruz Celulose S.A.                                                                                       782,162
     6,290   Buckeye Technologies Inc., (2)                                                                               78,625
     7,400   Potlatch Corporation                                                                                        328,856
    10,030   Rayonier Inc.                                                                                               473,817
     8,400   Stora Enso Oyj, R Shares                                                                                    125,394
    55,210   Votorantim Celulose e Papel S.A.                                                                          1,645,810
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             3,434,664
             -------------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.1%
    17,690   Herbalife, Limited                                                                                          712,553
     3,400   Oriflame Cosmetics S.A.                                                                                     216,431
--------------------------------------------------------------------------------------------------------------------------------
             Total Personal Products                                                                                     928,984
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 1.4%
     9,390   APP Pharmaceuticals Inc.                                                                                     96,435
    17,900   Astellas Pharma Inc.                                                                                        776,334
   152,370   AstraZeneca Group                                                                                         6,524,483
    54,050   Daiichi Sankyo Company Limited                                                                            1,663,057
    18,710   Eli Lilly and Company                                                                                       998,927
     6,720   GlaxoSmithKline PLC, ADR                                                                                    338,621
    20,870   H. Lundbeck A/S                                                                                             560,808
    98,000   Kissei Pharaceuticals Company Limited                                                                     2,005,726
    33,420   Merck & Co. Inc.                                                                                          1,942,036
     2,960   Novo Nordisk A/S                                                                                            193,233
   189,800   Patheon Inc., (2)                                                                                           600,006
     8,920   Pozen Inc., (2)                                                                                             107,040
    22,190   Sanofi-Aventis, ADR                                                                                       1,010,311
    35,760   Shionogi & Company Limited                                                                                  633,992
    17,880   Warner Chilcott Limited, (2)                                                                                317,012
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    17,768,021
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 0.5%
    76,660   Annaly Capital Management Inc.                                                                            1,393,679
   119,090   CFX Retail Property Trust                                                                                   243,565
     6,746   LaSalle Hotel Properties                                                                                    215,197
     8,120   Lexington Corporate Properties Trust                                                                        118,065
     6,620   Macerich Company                                                                                            470,417
    13,851   SL Green Realty Corporation                                                                               1,294,514
    10,471   Tanger Factory Outlet Centers                                                                               394,861
    14,883   Taubman Centers Inc.                                                                                        732,095
   791,417   Wing Tai Holdings Limited                                                                                 1,463,514
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                                6,325,907
             -------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
    94,390   New World Development Company, Limited                                                               $      331,656
--------------------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.2%
    12,880   Canadian National Railways Company                                                                          604,458
     1,970   Canadian Pacific Railway Limited                                                                            127,341
    32,660   Hertz Global Holdings, Inc., (2)                                                                            518,967
    14,400   Landstar System                                                                                             606,960
     4,990   Union Pacific Corporation                                                                                   626,844
--------------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                         2,484,570
             -------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.5%
    58,623   ASM Lithography Holding N.V.                                                                              1,834,314
    11,920   Broadcom Corporation, Class A, (2)                                                                          311,589
    25,830   Intel Corporation                                                                                           688,628
     6,580   Monolithic Power Systems, Inc., (2)                                                                         141,273
    66,460   National Semiconductor Corporation                                                                        1,504,654
    11,230   NVIDIA Corporation, (2)                                                                                     382,045
    15,490   Semtech Corporation, (2)                                                                                    240,405
    84,930   Taiwan Semiconductor Manufacturing Company Ltd.,                                                            845,903
              Sponsored ADR
     8,660   Zoran Corporation, (2)                                                                                      194,937
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                          6,143,748
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.7%
    46,030   Activision Inc., (2)                                                                                      1,367,091
    31,790   Adobe Systems Incorporated, (2)                                                                           1,358,387
     6,870   Ansys Inc., (2)                                                                                             284,830
     8,695   Aspen Technology Inc., (2)                                                                                  141,033
    42,990   Autodesk, Inc., (2)                                                                                       2,139,182
     6,158   Blackbaud, Inc.                                                                                             172,670
     6,000   Blackboard, Inc., (2)                                                                                       241,500
    27,420   Cadence Design Systems, Inc., (2)                                                                           466,414
    41,320   Intuit Inc., (2)                                                                                          1,306,125
     5,940   SPSS Inc., (2)                                                                                              213,305
    23,180   Synopsys Inc., (2)                                                                                          601,057
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                            8,291,594
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.2%
     6,575   Aeropostale, Inc., (2)                                                                                      174,238
     5,810   GameStop Corporation                                                                                        360,859
    18,700   Gap, Inc.                                                                                                   397,936
     2,610   Hennes & Mauritz AB                                                                                         157,659
     4,770   J. Crew Group Inc., (2)                                                                                     229,962
     5,210   Luxottica Group S.p.A.                                                                                      164,063
    12,650   NetFlix.com Inc.                                                                                            336,743
    52,080   RadioShack Corporation                                                                                      878,069
       600   Sony Corporation                                                                                             32,580
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    2,732,109
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.1%
     2,140   Deckers Outdoor Corporation, (2)                                                                            331,828
     1,100   Gildan Activewear Inc, Sponsored ADR, (2)                                                                    45,276
    32,558   Guess Inc.                                                                                                1,233,623
--------------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                    1,610,727
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.2%
   134,400   Hudson City Bancorp, Inc.                                                                                 2,018,688
--------------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 0.4%
    11,150   British American Tobacco PLC                                                                                875,944
     7,800   Imperial Tobacco Group                                                                                      836,784
       260   Japan Tobacco, Inc.                                                                                       1,537,314
    22,550   UST Inc.                                                                                                  1,235,740
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             4,485,782
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     2,590   W.W. Grainger, Inc.                                                                                  $      226,677
--------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION INFRASTRUCTURE - 0.3%
   885,990   Macquarie Airports                                                                                        3,129,314
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.0%
     2,850   China Unicom Limited                                                                                         63,840
       350   Millicom International Cellular S.A.                                                                         41,272
     1,390   Mobile Telesystems, Sponsored ADR                                                                           141,482
--------------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                                   246,594
             -------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $495,587,372)                                                                 514,676,526
             ===================================================================================================================
    SHARES   DESCRIPTION (1)                                               COUPON                   RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 1.7% (1.1% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.3%
    30,200   General Motors Corporation, Convertible Bonds                 1.500%                           B-      $      730,538
    63,700   General Motors Corporation, Convertible Notes,                5.250%                           B-           1,233,232
              Senior Debentures, Series B
   108,800   General Motors Corporation                                    6.250%                           B-           2,129,216
----------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                           4,092,986
             ---------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.0%
    11,300   AMG Capital Trust II, Convertible Bond                        5.150%                           BB             501,438
----------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.1%
    14,750   Sovereign Capital Trust IV, Convertible Security              4.375%                         Baa1             488,594
    27,600   Washington Mutual, Inc., Unit 1 Trust                         5.375%                           A3             779,700
----------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                      1,268,294
             ---------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.6%
     9,200   Lucent Technologies Capital Trust I                           7.750%                           B2           7,433,784
----------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.0%
     7,450   Owens-Illinois, Inc., Convertible Bonds                       4.750%                           B-             372,351
----------------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.1%
    18,850   Centerpoint Energy Inc.                                       2.000%                         BBB-             614,133
     6,500   CMS Energy Corporation, Convertible Bonds                     4.500%                          Ba2             589,875
----------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                    1,204,008
             ---------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.1%
     6,500   Bunge Limited, Convertible Bonds                              4.875%                           BB             917,313
----------------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    12,000   Newell Financial Trust I                                      5.250%                         BBB-             550,500
----------------------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
       300   NRG Energy Inc., Convertible Bond                             4.000%                           B2             665,682
----------------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.1%
       800   Freeport McMoran Copper & Gold, Inc.                          5.500%                           B-           1,777,500
----------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.1%
       550   El Paso Corporation                                           4.990%                            B             774,606
----------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.1%
    20,550   HRPT Properties Trust, Preferred Convertible                  6.500%                         BBB-             392,711
              Bonds
    12,250   Simon Property Group, Inc., Series I                          6.000%                         BBB+             876,365
----------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                           1,269,076
             ---------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.0%
         5   Federal National Mortgage Association                         5.375%                          AA-             423,994
----------------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST                                                               21,251,532
              $23,049,461)
             =====================================================================================================================

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 45.9% (29.2% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 5.8%
   230,404   BNY Capital Trust V, Series F                             5.950%                             Aa3     $    4,783,187
   946,417   Deutsche Bank Capital Funding Trust II                    6.550%                             Aa3         20,452,071
     3,600   Deutsche Bank Capital Funding Trust IX                    6.625%                             Aa3             78,156
    34,400   First Union Institutional Capital II (CORTS)              8.200%                              A1            869,976
     3,900   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                              A1             77,298
     4,700   Goldman Sachs Group Inc. (SATURNS)                        5.750%                             AA-             95,645
     4,800   Goldman Sachs Group Inc., Series 2004-06                  6.000%                              A1             95,808
              (SATURNS)
    41,500   Goldman Sachs Group Inc., Series 2004-4                   6.000%                              A1            815,475
              (CORTS)
     7,500   Goldman Sachs Group Inc., Series GSC-3                    6.000%                              A1            148,350
              (PPLUS)
   521,588   Lehman Brothers Holdings Capital Trust III,               6.375%                              A2         10,379,601
              Series K
     3,500   Lehman Brothers Holdings Capital Trust IV,                6.375%                              A2             72,100
              Series L
   106,161   Merrill Lynch Preferred Capital Trust III                 7.000%                              A2          2,208,149
   122,400   Merrill Lynch Preferred Capital Trust IV                  7.120%                              A2          2,680,560
   341,000   Merrill Lynch Preferred Capital Trust V                   7.280%                              A2          7,502,000
   314,334   Morgan Stanley Capital Trust III                          6.250%                              A1          6,006,923
   456,907   Morgan Stanley Capital Trust IV                           6.250%                              A1          8,704,078
     4,700   Morgan Stanley Capital Trust V                            5.750%                              A+             82,250
   305,429   Morgan Stanley Capital Trust VII                          6.600%                              A2          5,989,463
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    71,041,090
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 9.0%
    72,670   ABN AMRO Capital Fund Trust V                             5.900%                              A1          1,322,594
    74,400   ASBC Capital I                                            7.625%                              A3          1,785,600
    28,685   BAC Capital Trust I                                       7.000%                             Aa2            655,165
    80,855   BAC Capital Trust II                                      7.000%                             Aa2          1,835,409
   277,500   BAC Capital Trust III                                     7.000%                             Aa2          6,410,250
     8,200   BAC Capital Trust IV                                      5.875%                             Aa2            161,950
     8,000   BAC Capital Trust V                                       6.000%                             Aa3            159,040
    10,200   BAC Capital Trust VIII                                    6.000%                             Aa2            200,430
     5,000   BAC Capital Trust X                                       6.250%                             Aa2            102,550
   358,086   Banco Santander Finance                                   6.800%                             Aa3          7,895,796
   323,606   Banco Santander Finance                                   6.500%                               A          6,755,275
       859   Banco Santander Finance                                   6.410%                             Aa3             18,941
     9,100   BancorpSouth Capital Trust I                              8.150%                            Baa1            227,500
   231,600   Banesto Holdings, Series A, 144A                         10.500%                              A1          7,136,175
    81,700   Bank One Capital Trust VI                                 7.200%                             Aa3          1,903,610
       300   Capital One Capital II Corporation                        7.500%                            Baa1              5,700
   217,300   Citizens Funding Trust I                                  7.500%                            Baa2          3,368,150
   107,000   Cobank ABC, 144A                                          7.000%                               A          5,407,459
   347,358   Fifth Third Capital Trust VI                              7.250%                              A1          7,225,046
   338,400   Fleet Capital Trust VIII                                  7.200%                             Aa2          7,952,400
   759,620   HSBC Finance Corporation                                  6.875%                             AA-         17,828,281
    16,860   HSBC Holdings PLC, Series A                               6.200%                              A1            343,438
   136,400   KeyCorp Capital Trust IX                                  6.750%                            Baa1          2,584,780
   539,400   National City Capital Trust II                            6.625%                              A3          8,927,070
    35,900   National City Capital Trust IV                            8.000%                              A2            756,593
    43,750   PNC Capital Trust                                         6.125%                              A2            918,750
     2,900   Royal Bank of Scotland Group PLC                          6.600%                             Aa3             58,754
    13,129   Royal Bank of Scotland Group PLC, Series L                5.750%                              A1            235,666
   100,395   Royal Bank of Scotland Group PLC, Series N                6.350%                              A1          1,957,703
     2,400   Royal Bank of Scotland Group PLC, Series P                6.250%                              A1             46,104
    16,600   Royal Bank of Scotland Group PLC, Series T                7.250%                             Aa3            383,294
   192,827   USB Capital Trust XI                                      6.600%                              A1          4,078,291
    26,720   VNB Capital Trust I                                       7.750%                              A3            661,053
   139,348   Wachovia Capital Trust IX                                 6.375%                              A1          2,779,993
   159,417   Wachovia Trust IV                                         6.375%                              A1          3,193,123
    80,735   Wells Fargo Capital Trust V                               7.000%                             Aa2          1,864,979
    86,002   Wells Fargo Capital Trust VII                             5.850%                             Aa2          1,734,660
    81,700   Zions Capital Trust B                                     8.000%                            BBB-          2,021,258
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                  110,902,830
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     4,447   IBM Inc., Trust Certificates, Series 2001-2               7.100%                              A+            109,841
--------------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 4.2%
    22,700   Allied Capital Corporation                                6.875%                            BBB+     $      385,900
    58,130   BAC Capital Trust XII                                     6.875%                             Aa3          1,313,738
    70,400   Citigroup Capital Trust VII                               7.125%                              A+          1,510,080
   241,654   Citigroup Capital Trust VIII                              6.950%                              A+          5,086,817
     2,000   Citigroup Capital Trust IX                                6.000%                              A+             37,100
    15,900   Citigroup Capital Trust XI                                6.000%                              A+            293,355
     2,800   Citigroup Capital X                                       6.100%                              A+             51,660
    30,600   Citigroup Capital XIV                                     6.875%                              A+            619,650
   347,800   CitiGroup Capital XIX                                     7.250%                              A+          7,651,600
    68,755   Citigroup Capital XV                                      6.500%                             Aa3          1,337,285
    57,700   Citigroup Capital XVI                                     6.450%                              A+          1,095,723
    19,200   Citigroup Capital XVII                                    6.350%                              A+            364,800
    63,900   Citigroup Capital XX                                      7.875%                             Aa3          1,595,506
    16,000   General Electric Capital Corporation                      6.050%                             AAA            400,000
   564,518   ING Groep N.V.                                            7.200%                              A1         12,656,494
   786,475   ING Groep N.V.                                            7.050%                               A         17,223,803
     5,900   ING Groep N.V.                                            6.200%                              A1            115,050
     5,200   JP Morgan Chase Capital Trust XII                         6.250%                             Aa3            108,992
     5,000   Royal Bank of Scotland Group PLC, Series R                6.125%                              A1             95,500
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                     51,943,053
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
    67,000   AT&T Inc.                                                 6.375%                               A          1,616,040
    21,900   BellSouth Capital Funding (CORTS)                         7.100%                               A            488,644
    18,300   BellSouth Corporation (CORTS)                             7.000%                               A            377,209
    17,500   Verizon Communications (CORTS)                            7.625%                               A            439,950
     8,500   Verizon Communications, Series 2004-1                     6.125%                              A+            186,065
              (SATURNS)
     1,800   Verizon Global Funding Corporation Trust                  6.250%                               A             41,580
              III, Series III (CORTS)
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                              3,149,488
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.7%
    22,200   DTE Energy Trust I                                        7.800%                            Baa3            553,890
    40,670   Entergy Louisiana LLC                                     7.600%                              A-            996,008
   135,100   FPL Group Capital Inc.                                    6.600%                              A3          3,242,400
       800   Georgia Power Company                                     5.750%                               A             17,520
     7,100   National Rural Utilities Cooperative Finance              6.100%                              A3            150,591
              Corporation
     4,900   National Rural Utilities Cooperative Finance              5.950%                              A3            103,586
              Corporation
   132,500   Virginia Power Capital Trust                              7.375%                             BBB          3,231,675
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                  8,295,670
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.2%
    27,100   Dairy Farmers of America Inc., 144A                       7.875%                            BBB-          2,679,513
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 9.2%
   556,210   Ace Ltd., Series C                                        7.800%                             BBB         13,293,419
    13,256   Aegon N.V.                                                6.875%                              A-            281,027
   976,600   Aegon N.V.                                                6.375%                              A-         19,287,850
     2,567   AMBAC Financial Group Inc.                                5.950%                              AA             46,334
    25,700   Arch Capital Group Limited, Series B                      7.785%                            BBB-            596,240
   408,100   Arch Capital Group Limited                                8.000%                            BBB-         10,198,419
    15,400   Berkley WR Corporation, Capital Trust II                  6.750%                            BBB-            322,938
 1,221,900   Delphi Financial Group, Inc.                              8.000%                            BBB+         28,971,249
 3,000,000   Everest Reinsurance Holdings, Inc.                        6.600%                            Baa1          2,661,543
   322,955   EverestRe Capital Trust II                                6.200%                            Baa1          6,078,013
    82,200   Financial Security Assurance Holdings                     6.250%                              AA          1,500,150
     3,500   Lincoln National Capital Trust VI                         6.750%                              A-             78,925
     1,800   Markel Corporation                                        7.500%                            BBB-             43,398
   809,050   PartnerRe Limited, Series C                               6.750%                            BBB+         15,582,303
    82,200   PLC Capital Trust III                                     7.500%                            BBB+          1,868,406
    33,900   PLC Capital Trust IV                                      7.250%                            BBB+            745,800
     7,800   PLC Capital Trust V                                       6.125%                            BBB+            148,746
    47,900   Protective Life Corporation                               7.250%                             BBB          1,046,615
    37,400   Prudential PLC                                            6.750%                               A            760,716
   377,051   RenaissanceRe Holdings Limited, Series B                  7.300%                             BBB          8,200,859

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
    75,000   RenaissanceRe Holdings Ltd.                               6.600%                             BBB     $    1,390,500
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                         113,103,450
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.8%
    27,900   CBS Corporation                                           7.250%                             BBB            603,477
   410,172   CBS Corporation                                           6.750%                             BBB          7,895,811
   586,200   Comcast Corporation                                       7.000%                            BBB+         13,154,328
   605,900   Viacom Inc.                                               6.850%                             BBB         13,341,918
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              34,995,534
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   477,800   Nexen Inc.                                                7.350%                            Baa3         11,080,182
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 10.7%
    10,300   AvalonBay Communities, Inc., Series H                     8.700%                             BBB            260,899
    15,266   BRE Properties, Series C                                  6.750%                            BBB-            295,244
   658,185   Developers Diversified Realty Corporation,                8.000%                            BBB-         14,776,253
              Series G
    75,300   Developers Diversified Realty Corporation,                7.375%                            BBB-          1,543,650
              Series H
    16,500   Duke Realty Corporation, Series K                         6.500%                             BBB            312,840
    73,000   Duke Realty Corporation, Series L                         6.600%                             BBB          1,434,450
    37,228   Duke-Weeks Realty Corporation                             6.950%                             BBB            750,144
   388,070   Equity Residential Properties Trust, Series               6.480%                             BBB          7,842,895
              N
     5,900   First Industrial Realty Trust, Inc., Series               7.250%                            BBB-            119,534
              J
   267,400   First Industrial Realty Trust, Inc., Series               7.250%                            BBB-          5,414,850
              J
   135,567   HRPT Properties Trust, Series B                           8.750%                            BBB-          3,383,752
   652,100   HRPT Properties Trust, Series C                           7.125%                            BBB-         13,172,420
   456,287   Kimco Realty Corporation, Series F                        6.650%                            BBB+          9,810,171
    59,000   Kimco Realty Corporation, Series G                        7.750%                            BBB+          1,367,915
    32,982   Prologis Trust, Series C                                  8.540%                             BBB          1,717,125
    12,500   Prologis Trust, Series G                                  6.750%                             BBB            262,750
     2,000   PS Business Parks, Inc., Series K                         7.950%                            BBB-             44,020
   228,400   Public Storage, Inc.                                      6.750%                            BBB+          4,488,060
    99,295   Public Storage, Inc., Series C                            6.600%                            BBB+          1,876,676
    51,900   Public Storage, Inc., Series E                            6.750%                            BBB+          1,017,759
    15,000   Public Storage, Inc., Series F                            6.450%                            BBB+            282,750
     9,359   Public Storage, Inc., Series H                            6.950%                            BBB+            185,683
   149,400   Public Storage, Inc., Series I                            7.250%                            BBB+          3,143,376
     1,700   Public Storage, Inc., Series K                            7.250%                            BBB+             35,785
   253,741   Public Storage, Inc., Series M                            6.625%                            BBB+          4,821,079
    32,300   Public Storage, Inc., Series V                            7.500%                            BBB+            720,290
   320,700   Realty Income Corporation, Series E                       6.750%                            BBB-          6,786,012
   216,495   Regency Centers Corporation                               7.450%                            BBB-          4,773,715
     9,200   Regency Centers Corporation                               7.250%                            BBB-            189,520
     1,000   Vornado Realty Trust, Series F                            6.750%                            BBB-             20,620
    16,800   Vornado Realty Trust, Series G                            6.625%                            BBB-            330,456
     3,400   Vornado Realty Trust, Series H                            6.750%                            BBB-             70,142
    54,900   Vornado Realty Trust, Series I                            6.625%                            BBB-          1,085,373
 1,113,245   Wachovia Preferred Funding Corporation                    7.250%                              A2         25,259,529
     5,800   Weingarten Realty Investors Series F                      6.500%                             BBB            112,520
   625,330   Weingarten Realty Trust, Preferred                        6.750%                              A-         13,694,727
              Securities
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                              131,402,984
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 1.3%
    99,700   Countrywide Capital Trust III (PPLUS)                     8.050%                            BBB-          1,206,370
 1,083,885   Countrywide Capital Trust IV                              6.750%                            BBB-         12,779,004
   145,428   Countrywide Capital Trust V                               7.000%                            BBB-          1,665,151
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                         15,650,525
             -------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.7%
    31,400   Federal Home Loan Mortgage Corporation                    6.550%                             AA-            730,050
   129,000   Federal Home Loan Mortgage Corporation                    8.375%                             AA-          3,373,349
   108,000   Federal National Mortgage Association                     7.000%                             AA-          5,005,129
--------------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                         9,108,528
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    33,900   United States Cellular Corporation                        8.750%                              A-     $      845,466
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED                                                                    564,308,154
              SECURITIES (COST $675,497,337)
             ===================================================================================================================

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS -- 11.9% (7.6% OF TOTAL INVESTMENTS) (6)
               AEROSPACE & DEFENSE - 0.2%
 $      669    DAE Aviation Holdings, Inc., Asset Sale                   7.803%        7/31/09             BB-      $      668,638
        756    DAE Aviation Holdings, Inc., Term Loan B-1                8.738%        7/31/14             BB-             752,858
        572    DAE Aviation Holdings, Inc., Term Loan B-2                8.748%        7/31/13             BB-             569,987
----------------------------------------------------------------------------------------------------------------------------------
      1,997    Total Aerospace & Defense                                                                                 1,991,483
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 0.3%
      1,669    ACTS Aero Technical Support & Services Inc., Term         8.474%       10/01/14             N/R           1,610,679
                Loan
        992    American Airlines, Inc., Term Loan                        6.852%       12/17/10             BB-             958,206
        995    Delta Air Lines, Inc., Term Loan                          8.082%        4/30/14               B             950,935
----------------------------------------------------------------------------------------------------------------------------------
      3,656    Total Airlines                                                                                            3,519,820
----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.6%
      2,582    Building Materials Corporation of America, Term           7.938%        2/22/14              BB           2,185,099
                Loan
      2,985    Nortek, Inc., Term Loan B                                 7.100%        8/27/11             Ba2           2,783,117
        994    Stile Acquisition Corporation, Canadian Term Loan         7.084%        4/05/13              BB             907,488
        993    Stile Acquisition Corporation, Term Loan B                7.084%        4/05/13              BB             906,701
        988    TFS Acquisition, Term Loan                                8.330%        8/11/13              B+             967,750
----------------------------------------------------------------------------------------------------------------------------------
      8,542    Total Building Products                                                                                   7,750,155
----------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.2%
        997    Celanese Holdings LLC, Term Loan                          6.979%        4/02/14              BB             964,313
      1,990    Hercules Offshore, Inc., Term Loan                        6.580%        7/11/13              BB           1,931,046
----------------------------------------------------------------------------------------------------------------------------------
      2,987    Total Chemicals                                                                                           2,895,359
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.2%
        179    Aramark Corporation, Letter of Credit                     6.705%        1/24/14             BB-             170,867
      2,509    Aramark Corporation, Term Loan                            6.830%        1/24/14             BB-           2,390,717
----------------------------------------------------------------------------------------------------------------------------------
      2,688    Total Commercial Services & Supplies                                                                      2,561,584
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.1%
        340    Bluegrass Container Company LLC, Delayed Draw             7.095%        6/30/13              BB             338,288
      1,137    Bluegrass Container Company LLC, Term Loan B              7.095%        6/30/13              BB           1,130,592
----------------------------------------------------------------------------------------------------------------------------------
      1,477    Total Containers & Packaging                                                                              1,468,880
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.3%
      1,995    Cengage Learning Acquisitions, Inc., Term Loan            7.598%        7/05/14              B+           1,891,232
        194    Laureate Education, Inc., Delayed Draw, Term Loan         1.000%        8/17/14              B1              (6,871)
                B (7), (8)
      1,306    Laureate Education, Inc., Term Loan B                     8.729%        8/17/14              B1           1,260,073
----------------------------------------------------------------------------------------------------------------------------------
      3,495    Total Diversified Consumer Services                                                                       3,144,434
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
      1,995    Alltel Communications, Inc., Term Loan B3                 7.778%        5/18/15             BB-           1,924,067
      1,506    Intelsat, Tranche B-2, Term Loan                          7.225%       12/03/13              BB           1,480,770
----------------------------------------------------------------------------------------------------------------------------------
      3,501    Total Diversified Telecommunication Services                                                              3,404,837
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.7%
      4,466    Calpine Corporation, DIP Term Loan                        7.080%        3/29/09             N/R           4,360,177
      1,000    TXU Corporation, Term Loan B-2                            8.396%       10/10/14             Ba3             982,876
      3,000    TXU Corporation, Term Loan B-3                            8.396%       10/10/14             Ba3           2,951,762
----------------------------------------------------------------------------------------------------------------------------------
      8,466    Total Electric Utilities                                                                                  8,294,815
----------------------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.3%
 $    1,451    Kinder Morgan, Inc., Term Loan B                          6.350%        5/30/14             Ba2      $    1,443,996
      1,990    PGS Finance, Inc., Term Loan                              6.580%        6/29/15             Ba2           1,934,031
----------------------------------------------------------------------------------------------------------------------------------
      3,441    Total Energy Equipment & Services                                                                         3,378,027
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      3,990    Biomet, Inc., Term Loan                                   7.858%       12/25/13             BB-           3,952,594
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.7%
        278    Community Health Systems, Inc., Delayed Draw, Term        0.500%        7/25/14             Ba3             (10,202)
                Loan, (7), (8)
      5,536    Community Health Systems, Inc., Term Loan                 7.331%        7/25/14              BB           5,336,726
        499    Concentra, Inc., Term Loan                                7.080%        6/25/14              B+             467,994
      5,945    HCA, Inc., Term Loan                                      7.080%       11/18/13              BB           5,736,654
        993    Health Management Associates, Inc., Term Loan             6.580%        2/28/14             Ba2             928,677
        477    IASIS Healthcare LLC, Delayed Term Loan, (7)              7.151%        3/14/14             Ba2             329,293
        127    IASIS Healthcare LLC, Letter of Credit                    4.531%        3/14/14             Ba2             120,880
      1,385    IASIS Healthcare LLC, Term Loan                           7.064%        3/14/14             Ba2           1,316,705
        747    LifePoint Hospitals, Inc., Term Loan B                    6.715%        4/18/12              BB             713,928
      1,853    Select Medical Corporation, Term Loan                     6.997%        2/24/12             Ba2           1,755,891
        995    Select Medical Corporation, Term Loan B-2                 6.832%        2/24/12             Ba2             942,970
        262    Sun Healthcare Group, Inc., Delayed Term Loan             6.973%        4/12/14             Ba2             251,121
        404    Sun Healthcare Group, Inc., Synthetic Letter of           6.830%        4/19/14             Ba2             388,014
                Credit
      1,799    Sun Healthcare Group, Inc., Term Loan                     7.171%        4/19/14             Ba2           1,726,580
        995    Vanguard Health Holding Company II LLC,                   7.095%        9/23/11             Ba3             964,327
                Replacement Term Loan
----------------------------------------------------------------------------------------------------------------------------------
     22,295    Total Health Care Providers & Services                                                                   20,969,558
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.6%
        985    Cedar Fair LP, Term Loan                                  6.845%        8/30/12              BB             934,765
        134    Travelport, LLC, Letter of Credit                         7.080%        8/23/13             BB-             127,662
        669    Travelport, LLC, Term Loan                                7.080%        8/23/13             BB-             636,240
      1,200    Venetian Casino Resort LLC, Delayed Draw, Term            0.750%        5/23/14              BB             (71,523)
                Loan, (7), (8)
      4,776    Venetian Casino Resort LLC, Term Loan                     6.580%        5/23/14              BB           4,491,338
        968    Wintergames Holdings, Term Loan                           8.102%        4/24/08             N/R             960,439
----------------------------------------------------------------------------------------------------------------------------------
      8,732    Total Hotels, Restaurants & Leisure                                                                       7,078,921
----------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
      1,084    NRG Energy, Inc., Credit Linked Deposit                   6.480%        2/01/13             Ba1           1,035,706
      2,347    NRG Energy, Inc., Term Loan                               6.580%        2/01/13             Ba1           2,243,264
----------------------------------------------------------------------------------------------------------------------------------
      3,431    Total Independent Power Producers & Energy Traders                                                        3,278,970
----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.1%
      1,993    Conseco, Inc., Term Loan                                  6.845%       10/10/13             Ba3           1,836,305
----------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.1%
      1,000    Sabre, Inc., Term Loan                                    6.960%        9/30/14              B+             914,432
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
      1,995    First Data Corporation Term Loan, B-1                     7.630%        9/24/14             BB-           1,896,373
----------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.3%
      4,000    Wimar OpCo LLC, Term Loan                                10.500%        1/03/12              B2           3,991,110
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.2%
      1,975    Oshkosh Truck Corporation, Term Loan                      6.900%       12/06/13            BBB-           1,899,366
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.5%
      2,987    Cequel Communications LLC, Term Loan B                    7.212%       11/05/13             BB-           2,800,776
      4,075    Charter Communications Operating Holdings, LLC,           6.990%        3/06/14              B+           3,815,416
                Term Loan
      1,500    Citadel Broadcasting Corporation, Term Loan               6.465%        6/12/14             BB-           1,364,063
      3,980    Discovery Communications Holdings LLC, Term Loan          6.830%        5/14/14             N/R           3,864,083
        980    Idearc, Inc., Term Loan                                   6.830%       11/17/14            BBB-             935,002
      2,975    Neilsen Finance LLC, Term Loan                            7.276%        8/09/13             Ba3           2,827,057
        951    Philadelphia Newspapers, Term Loan                        8.750%        6/29/13             N/R             855,005
        995    Readers Digest Association, Inc., Term Loan               7.188%        3/02/14              B+             907,938
      5,970    Tribune Company, Term Loan B                              7.910%        6/04/14              BB           5,097,634
      2,433    Tribune Company, Term Loan X                              7.994%        6/04/09              BB           2,354,684

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA (continued)
 $      235    Univision Communications, Delayed Term Loan, (7),         0.100%        9/29/14             Ba3      $      (20,260)
                (8)
      6,765    Univision Communications, Inc., Term Loan                 7.207%        9/29/14             Ba3           6,181,611
----------------------------------------------------------------------------------------------------------------------------------
     33,846    Total Media                                                                                              30,983,009
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.3%
      2,975    Georgia-Pacific Corporation, Term Loan B                  6.866%       12/21/12             BB+           2,839,315
         45    Ply Gem Industries, Inc., Canadian Term Loan              7.580%        8/15/11             BB-              41,099
      1,435    Ply Gem Industries, Inc., Term Loan B3                    7.580%        8/15/11             BB-           1,313,853
----------------------------------------------------------------------------------------------------------------------------------
      4,455    Total Paper & Forest Products                                                                             4,194,267
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
      1,000    LNR Property Corporation, Term Loan B                     7.630%        7/12/11              BB             956,875
      2,985    Realogy Corporation Delayed Draw Term Loan                8.240%       10/01/13             BB-           2,620,184
----------------------------------------------------------------------------------------------------------------------------------
      3,985    Total Real Estate Management & Development                                                                3,577,059
----------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.4%
      5,419    Swift Transportation Company, Inc., Term Loan             7.938%        5/10/14             BB-           4,472,042
----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.3%
      2,787    Dealer Computer Services, Inc., Term Loan                 6.843%       10/26/12              BB           2,706,945
      1,256    Intergraph Corporation, Term Loan                         7.075%        5/29/13             BB-           1,210,539
----------------------------------------------------------------------------------------------------------------------------------
      4,043    Total Software                                                                                            3,917,484
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.8%
      1,977    Blockbuster, Inc., Tranene B Term Loan                    9.212%        8/20/11               B           1,905,380
      4,442    Burlington Coat Factory Warehouse Corporation,            7.320%        5/28/11              B2           3,938,367
                Term Loan
      3,459    Michaels Stores, Inc., Term Loan                          7.614%       10/31/13               B           3,191,277
      1,500    TRU 2005 RE Holding Co I LLC, Term Loan                   8.225%       12/08/08              B3           1,449,219
----------------------------------------------------------------------------------------------------------------------------------
     11,378    Total Specialty Retail                                                                                   10,484,243
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.4%
      4,000    Asurion Corporation, Term Loan                            7.878%        7/03/14             N/R           3,868,748
        995    Cricket Communications, Inc., Term Loan                   7.830%        1/10/11             Ba2             981,711
----------------------------------------------------------------------------------------------------------------------------------
      4,995    Total Wireless Telecommunication Services                                                                 4,850,459
----------------------------------------------------------------------------------------------------------------------------------
 $  157,782    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                         146,705,586
                $153,688,363)
==================================================================================================================================



   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON        MATURITY     RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 10.4% (6.6% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.3%
 $      400    Alliant Techsystems, Inc., Convertible Bonds           2.750%         9/15/11              B+     $      529,500
        400    Alliant Techsystems, Inc., Convertible Bonds           2.750%         2/15/24              B+            594,500
        450    DRS Technologies, Inc., Convertible Bonds, 144A        2.000%         2/01/26              B+            491,063
        600    L-3 Communications Corporation, Convertible Bond       3.000%         8/01/35             BB+            728,250
        750    Lockheed Martin Corporation                            4.620%         8/15/33              A-          1,105,350
-------------------------------------------------------------------------------------------------------------------------------
      2,600    Total Aerospace & Defense                                                                              3,448,663
-------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 0.4%
      3,650    Amgen Inc., 144A                                       0.125%         2/01/11              A+          3,344,313
        900    Genzyme Corporation                                    1.250%        12/01/23             BBB          1,041,750
-------------------------------------------------------------------------------------------------------------------------------
      4,550    Total Biotechnology                                                                                    4,386,063
-------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.0%
        250    BlackRock Inc.                                         2.625%         2/15/35              A+            539,375
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.2%
      2,750    U.S. Bancorp, Convertible Bonds                        3.148%         8/06/37              AA          2,746,150
-------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.6%
        550    Ciena Corporation, Convertible Bond                    0.875%         6/15/17               B            582,313
      2,400    Ciena Corporation                                      3.750%         2/01/08               B          2,400,000
        200    CommScope Inc.                                         1.000%         3/15/24               B            459,000

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON        MATURITY     RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT (continued)
 $      250    Juniper Networks Inc., Convertible Subordinated        0.000%         6/15/08              BB     $      416,563
                Notes, (4)
        660    Liberty Media Corporation, Senior Debentures           3.500%         1/15/31             BB+            493,035
                Exchangeable for Motorola Common Stock
        500    Lucent Technologies Inc., Series B                     2.750%         6/15/25             BB-            415,625
        750    Lucent Technologies Inc.                               2.750%         6/15/23             BB-            688,125
        719    Nortel Networks Corp.                                  4.250%         9/01/08              B-            709,114
        750    Nortel Networks Corporation, Convertible Bonds,        1.750%         4/15/12              B-            606,563
                144A
        600    Nortel Networks Corporation, Convertible Bonds,        2.125%         4/15/14              B-            468,000
                144A
-------------------------------------------------------------------------------------------------------------------------------
      7,379    Total Communications Equipment                                                                         7,238,338
-------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.4%
      1,250    EMC Corporation, Convertible Bonds 144A                1.750%        12/01/11            BBB+          1,695,313
      1,000    EMC Corporation, Convertible Bonds 144A                1.750%        12/01/13            BBB+          1,376,250
        200    Maxtor Corporation, Convertible Bonds                  2.375%         8/15/12             BB+            318,750
      1,250    Sandisk Corporation, Convertible Bond                  1.000%         5/15/13             BB-          1,010,938
-------------------------------------------------------------------------------------------------------------------------------
      3,700    Total Computers & Peripherals                                                                          4,401,251
-------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.1%
        250    Fluor Corporation, Convertible Bonds                   1.500%         2/15/24              A3            650,625
        250    Quanta Services, Inc., Convertible Bonds               4.500%        10/01/23              B+            598,125
-------------------------------------------------------------------------------------------------------------------------------
        500    Total Construction & Engineering                                                                       1,248,750
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.0%
        550    Sealed Air Corporation, 144A                           3.000%         6/30/33             BBB            529,375
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 0.0%
        250    Leucadia National Corporation, Convertible Bonds       3.750%         4/15/14             BB-            543,125
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
      1,000    Qwest Communications International Inc.,               3.500%        11/15/25              B+          1,338,750
                Convertible Bond
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
        500    Centerpoint Energy Inc., Convertible Bond              3.750%         5/15/23            BBB-            768,750
        300    Covanta Holding Corporation, Convertible Bonds         1.000%         2/01/27              B1            336,000
-------------------------------------------------------------------------------------------------------------------------------
        800    Total Electric Utilities                                                                               1,104,750
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.1%
        450    General Cable Corporation, Convertible Bonds           0.875%        11/15/13              B+            725,063
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
        500    Anixter Internatinal Inc., Convertible Bond, (4)       0.000%         7/07/33             BB-            476,250
        350    Itron Inc.                                             2.500%         8/01/26              B-            563,063
        500    Tech Data Corporation, Convertible Bonds               2.750%        12/15/26            BBB-            487,500
        500    Vishay Intertechnology Inc.                            3.625%         8/01/23              B+            500,000
-------------------------------------------------------------------------------------------------------------------------------
      1,850    Total Electronic Equipment & Instruments                                                               2,026,813
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 1.6%
        300    Cooper Cameron Corporation                             1.500%         5/15/24            BBB+            840,000
        850    Halliburton Company, Convertible Bond                  3.125%         7/15/23               A          1,726,563
      4,125    Nabors Industries Inc., Convertible Bond Series        0.940%         5/15/11              A-          3,898,125
                144A
      1,650    Nabors Industries Inc., Convertible Bond Series        0.940%         5/15/11              A-          1,559,250
                144A
      4,850    Nabors Industries Inc., (4)                            0.000%         6/15/23             N/A          4,880,313
        300    Pride International Inc.                               3.250%         5/01/33             BB+            405,750
        100    Schlumberger Limited, Convertible Bonds                1.500%         6/01/23              A+            272,000
        550    Schlumberger Limited                                   2.125%         6/01/23              A+          1,360,563
      2,000    Transocean Inc.                                        1.500%        12/15/37            BBB+          2,187,500
      2,000    Transocean Inc.                                        1.500%        12/15/37            BBB+          2,182,500
-------------------------------------------------------------------------------------------------------------------------------
     16,725    Total Energy Equipment & Services                                                                     19,312,564
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.2%
        900    Archer Daniels Midland Company, Convertible Bonds      0.875%         2/15/14               A          1,090,125
        200    Archer Daniels Midland Company, Convertible Bonds      0.875%         2/15/14               A            242,250
      1,000    General Mills, Inc., Convertible Bonds                 5.134%         4/11/37            BBB+          1,002,500
-------------------------------------------------------------------------------------------------------------------------------
      2,100    Total Food Products                                                                                    2,334,875
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON        MATURITY     RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
 $      550    Advanced Medical Optics                                3.250%         8/01/26              B-     $      435,875
        350    American Medical Systems Holdings, Convertible         3.250%         7/01/36               B            347,375
                Bond
        350    Beckman Coulter Inc., Convertible Bonds, 144A          2.500%        12/15/36             BBB            408,188
      1,100    Hologic Inc.                                           2.000%        12/15/37               B          1,194,875
      2,800    Medtronic, Inc., Convertible Bond                      1.500%         4/15/11             AA-          3,003,000
        250    Medtronic, Inc.                                        1.500%         4/15/11             AA-            268,125
        725    Saint Jude Medical, Inc., Convertible Bonds            1.220%        12/15/08            BBB+            730,438
-------------------------------------------------------------------------------------------------------------------------------
      6,125    Total Health Care Equipment & Supplies                                                                 6,387,876
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.6%
        900    Health Management Associates Inc.                      1.500%         8/01/23            Baa3            886,500
        400    Laboratory Corporation of America Holdings, (4)        0.000%         9/11/21            BBB-            412,000
        700    LifePoint Hospitals, Inc., Convertible Bonds           3.500%         5/15/14               B            625,625
        250    Manor Care, Inc., Convertible Bond                     2.000%         6/01/36               B            337,813
        600    Manor Care, Inc.                                       2.125%         8/01/35            Baa3            900,750
      6,090    Omnicare, Inc.                                         3.250%        12/15/35              B+          4,468,538
        225    Saint Jude Medical, Inc., Convertible Bonds            1.220%        12/15/08            BBB+            226,688
-------------------------------------------------------------------------------------------------------------------------------
      9,165    Total Health Care Providers & Services                                                                 7,857,914
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.2%
        600    Caesars Entertainment Inc.                             5.243%         4/15/24            Baa3            817,320
        600    Carnival Corporation                                   2.000%         4/15/21              A-            704,250
        500    International Game Technology                          2.600%        12/15/36             BBB            510,000
-------------------------------------------------------------------------------------------------------------------------------
      1,700    Total Hotels, Restaurants & Leisure                                                                    2,031,570
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
        750    American Financial Group Inc.                          1.486%         6/02/33             BBB            388,125
      2,750    Prudential Financial, Inc., Convertible Bonds          2.741%        12/12/36              A+          2,754,400
-------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Insurance                                                                                        3,142,525
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL - 0.1%
        500    Amazon.com Inc., Convertible Bonds                     4.750%         2/01/09             Ba3            609,375
        150    Priceline.com, Inc., Convertible Bonds                 0.500%         9/30/11              B+            431,438
        150    Priceline.com, Inc., Convertible Bonds                 0.750%         9/30/13              B+            436,500
-------------------------------------------------------------------------------------------------------------------------------
        800    Total Internet & Catalog Retail                                                                        1,477,313
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.0%
        500    Yahoo! Inc., Convertible Bond, (4)                     0.000%         4/01/08            BBB-            584,375
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
      1,000    Electronic Data Systems Corporation, Convertible       3.875%         7/15/23            BBB-            998,750
                Bonds
-------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.0%
        500    Eastman Kodak Company                                  3.375%        10/15/33               B            511,250
-------------------------------------------------------------------------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES - 0.2%
        350    Apogent Technologies, Inc., Convertible Bonds          3.716%        12/15/33            BBB+            703,535
        500    Charles River Laboratories International, Inc.         2.250%         6/15/13             BB-            736,875
        250    Fisher Scientific International, Inc.,                 2.500%        10/01/23            BBB+            618,125
                Convertible Bonds
-------------------------------------------------------------------------------------------------------------------------------
      1,100    Total Life Sciences Tools & Services                                                                   2,058,535
-------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.2%
        800    Danaher Corporation, Convertible Bonds, (4)            0.000%         1/22/21              A+          1,022,000
        250    Kaydon Corporation, Convertible Bonds                  4.000%         5/23/23             BB-            470,625
        500    Trinity Industries Inc., Convertible Bonds             3.875%         6/01/36             Ba2            450,625
-------------------------------------------------------------------------------------------------------------------------------
      1,550    Total Machinery                                                                                        1,943,250
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 0.9%
        600    ELF Special Financing Limited, Convertible Bonds,      5.341%         6/15/09             Ba3            569,580
                144A
      2,250    Getty Images, Inc., Convertible Bonds                  0.500%         6/09/23             Ba2          2,188,125
        300    Hasbro Inc.                                            2.750%        12/01/21             BBB            382,125
        250    Interpublic Group Companies Inc.                       4.500%         3/15/23             Ba3            255,000
        500    Interpublic Group, Inc., Convertible Bonds             4.250%         3/15/23             Ba3            491,875
        300    Lamar Advertising Company, Convertible                 2.875%        12/31/10              B1            349,875
        650    Liberty Media Corporation, Senior Debentures,          3.250%         3/15/31             BB+            478,563
                Exchangeable for Class B Viacom Common Stock

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON        MATURITY     RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA (continued)
 $    1,100    Liberty Media Corporation, Senior Debentures,          4.000%        11/15/29             BB+     $      715,000
                Exchangeable for PCS Common Stock, Series 1
      1,500    Liberty Media Corporation                              0.750%         3/30/23             BB+          1,569,375
        550    Omnicom Group, Inc., (4)                               0.000%         7/01/38              A-            598,125
      1,250    Omnicom Group, Inc., (4)                               0.000%         2/07/31              A-          1,296,875
        500    Sinclair Broadcast Group, Inc., Convertible Bonds      3.000%         5/15/27               B            450,000
      1,500    Walt Disney Company, Convertible Senior Notes          2.125%         4/15/23               A          1,717,500
-------------------------------------------------------------------------------------------------------------------------------
     11,250    Total Media                                                                                           11,062,018
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.2%
      2,000    Gold Reserve, Inc., Convertible Bonds                  5.500%         6/15/22             N/A          1,975,000
        650    Newmont Mining Corporation                             1.625%         7/15/17            BBB+            811,688
        200    Newmont Mining Corp., Senior Convertible Note          1.625%         7/15/17             BBB            249,750
-------------------------------------------------------------------------------------------------------------------------------
      2,850    Total Metals & Mining                                                                                  3,036,438
-------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 0.0%
        250    Saks, Inc., Convertible Bonds                          2.000%         3/15/24              B+            444,688
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.8%
        800    Chesapeake Energy Corporation, 144A                    2.750%        11/15/35              BB            940,000
      1,150    Chesapeake Energy Corporation, Convertible Bonds       2.500%         5/15/37              BB          1,283,688
        600    Devon Energy Corporation                               4.900%         8/15/08            Baa1          1,049,250
      5,350    Peabody Energy Corp., Convertible Bond                 4.750%        12/15/66             Ba3          6,807,875
-------------------------------------------------------------------------------------------------------------------------------
      7,900    Total Oil, Gas & Consumable Fuels                                                                     10,080,813
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.5%
        500    Allergan Inc., Convertible Bond                        1.500%         4/01/26               A            588,125
        750    Bristol-Myers Squibb Company, Convertible Bond         4.491%         9/15/23              A+            755,625
        650    Myland Labs, Inc., Convertible Bonds                   1.250%         3/15/12               B            593,125
        650    Teva Pharmaceutical Finance, Series A                  0.500%         2/01/24             BBB            817,375
        600    Teva Pharmaceutical Finance, Series B                  0.250%         2/01/24             BBB            822,750
        750    Watson Pharmaceuticals Inc., Convertible Bond          1.750%         3/15/23             BB+            714,375
      1,500    Wyeth, Convertible Bond                                4.888%         1/15/24              A+          1,590,060
-------------------------------------------------------------------------------------------------------------------------------
      5,400    Total Pharmaceuticals                                                                                  5,881,435
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.7%
      1,250    Boston Properties Limited Partnership,                 2.875%         2/15/37            BBB+          1,167,188
                Convertible Bonds, 144A
        450    Brandywine Operating Partnership, Convertible          3.875%        10/15/26            BBB-            397,125
                Bonds
        550    BRE Properties Inc., Convertible Bond                  4.125%         8/15/26             BBB            508,750
        750    Developers Diversified Realty Corporation,             3.000%         3/15/12             BBB            644,063
                Convertible Bonds
        500    Duke Realty Corporation, Series D                      3.750%        12/01/11            BBB+            460,000
        800    Hospitality Properties Trust, Convertible Bonds        3.800%         3/15/27             BBB            715,000
        500    Host Hotels & Resorts Inc, Convertible Bonds,          2.625%         4/15/27              BB            429,375
                144A
        650    Host Marriot LP, Convertible Bonds, 144A               3.250%         4/15/24             Ba1            747,500
      1,750    Prologis, Convertible Bonds, 144A                      2.250%         4/01/37            BBB+          1,732,500
        650    Vornado Realty Trust, Convertible Bonds                2.850%         4/01/27             BBB            577,688
        700    Vornado Realty, Convertible Bond                       3.875%         4/15/25             BBB            790,125
        650    Weingarten Realty Investment Trust, Convertible        3.950%         8/01/26            BBB+            611,813
                Bonds
-------------------------------------------------------------------------------------------------------------------------------
      9,200    Total Real Estate                                                                                      8,781,127
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
        400    Forest City Enterprises, Inc., Convertible Bonds       3.625%        10/15/11             BB-            376,080
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.0%
        250    CSX Corporation, (4)                                   0.000%        10/30/21            BBB-            391,250
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.5%
      1,000    Advanced Micro Devices, Inc., Convertible Bonds        5.750%         8/15/12               B            800,000
      1,000    Advanced Micro Devices, Inc., Convertible Bonds        6.000%         5/01/15               B            716,250
        550    Advanced Micro Devices, Inc., Convertible Bonds        6.000%         5/01/15               B            393,938
      1,550    Intel Corporation, Convertible Bond                    2.950%        12/15/35              A-          1,679,813
        850    Micron Technology, Inc.                                1.875%         6/01/14             BB-            681,063
        500    ON Semiconductor Corporation                           2.625%        12/15/26               B            545,000
        750    Xilinx Inc., Convertible Bond, 144A                    3.125%         3/15/37              BB            648,750
-------------------------------------------------------------------------------------------------------------------------------
      6,200    Total Semiconductors & Equipment                                                                       5,464,814
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON        MATURITY     RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.1%
 $      400    Computer Associates International Inc.,                1.625%        12/15/09             Ba1     $      528,000
                Convertible Bond, Series 144A
        500    Red Hat Inc., Convertible Bond                         0.500%         1/15/24              B+            508,750
-------------------------------------------------------------------------------------------------------------------------------
        900    Total Software                                                                                         1,036,750
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.0%
        250    TJX Companies, Inc., (4)                               0.000%         2/13/21              A-            241,563
-------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.0%
        300    Iconix Brand Group, Inc., Convertible Notes            1.875%         6/30/12              B-            291,000
-------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 0.1%
      1,550    Countrywide Financial Corporation, Convertible         1.714%         4/15/37            BBB+          1,216,440
                Bonds, 144A
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
        300    American Tower Corporation                             3.000%         8/15/12             BB+            637,492
      1,150    Liberty Media Corporation Convertible Bonds            3.750%         2/15/30             BB+            654,055
-------------------------------------------------------------------------------------------------------------------------------
      1,450    Total Wireless Telecommunication Services                                                              1,291,547
-------------------------------------------------------------------------------------------------------------------------------
 $  119,544    TOTAL CONVERTIBLE BONDS (COST $126,917,460)                                                          128,513,226
===============================================================================================================================

 PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY    RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 10.2% (6.7% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.1%
 $    1,000    Hexcel Corporation, Term Loan                           6.750%        2/01/15            B+      $      985,000
------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.0%
        500    Keystone Automotive Operations Inc.                     9.750%       11/01/13           CCC             370,000
------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.0%
        500    LVB Acquisition Merger LLC                             10.000%       10/15/17            B-             512,500
------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.2%
      1,000    Nell AF Sarl                                            8.375%        8/15/15            B-             812,500
      1,500    Rockwood Specialties Group Inc., Series WI              7.500%       11/15/14             B           1,492,500
------------------------------------------------------------------------------------------------------------------------------
      2,500    Total Chemicals                                                                                       2,305,000
------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.3%
      2,000    Owens-Brockway Glass Containers, Guaranteed             8.250%        5/15/13             B           2,085,000
                Senior Note
      2,000    Owens-Illinois Inc.                                     7.800%        5/15/18             B           2,045,000
------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Containers & Packaging                                                                          4,130,000
------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
      2,000    Intelsat Subsidiary Holding Company Limited             8.500%        1/15/13             B           2,020,000
------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
      1,000    Sierra Pacific Resources, Series 2006                   6.750%        8/15/17           Ba3           1,016,591
------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.1%
      1,500    Pride International Inc.                                7.375%        7/15/14           BB+           1,548,750
------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.2%
      2,000    Stater Brothers Holdings Inc.                           8.125%        6/15/12            B+           1,985,000
------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.2%
      2,243    Dole Foods Company                                      7.875%        7/15/13            B-           2,074,775
------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.7%
      3,000    Community Health Systems, Inc.                          8.875%        7/15/15            B-           3,071,250
      1,700    HCA Inc.                                                9.125%       11/15/14           BB-           1,772,250
        700    HCA Inc.                                                9.250%       11/15/16           BB-             736,750
      2,500    US Oncology Inc.                                       10.750%        8/15/14            B3           2,481,250
------------------------------------------------------------------------------------------------------------------------------
      7,900    Total Health Care Providers & Services                                                                8,061,500
------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.6%
      2,000    Boyd Gaming Corporation                                 7.750%       12/15/12            B+           2,035,000
      1,500    Herbst Gaming Inc.                                      7.000%       11/15/14          CCC+             892,500

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY    RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE (continued)
 $    1,400    Jacobs Entertainment Inc.                               9.750%        6/15/14            B-      $    1,309,000
      2,000    Landry's Restaurants Inc.                               9.500%       12/15/14            B3           1,990,000
      1,600    Park Place Entertainment                                8.125%        5/15/11           Ba1           1,496,000
      2,500    Park Place Entertainment                                7.000%        4/15/13          Baa3           2,863,355
      2,000    Pinnacle Entertainment Inc.                             8.250%        3/15/12            B-           2,030,000
        750    Pinnacle Entertainment Inc.                             8.750%       10/01/13            B-             766,875
      1,750    Seminole Hard Rock Entertainment, Inc.                  7.651%        3/15/14            BB           1,680,000
      4,000    Universal City Development Partners                    11.750%        4/01/10            B1           4,150,000
------------------------------------------------------------------------------------------------------------------------------
     19,500    Total Hotels, Restaurants & Leisure                                                                  19,212,730
------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.1%
      1,650    Central Garden & Pet Company, Senior Subordinate        9.125%        2/01/13          CCC+           1,423,125
                Notes
------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        500    Mirant North America LLC                                7.375%       12/31/13            B1             503,750
        400    NRG Energy Inc.                                         7.250%        2/01/14            B1             391,000
        400    NRG Energy Inc.                                         7.375%        2/01/16            B1             391,000
------------------------------------------------------------------------------------------------------------------------------
      1,300    Total Independent Power Producers & Energy                                                            1,285,750
                Traders
------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.8%
      3,500    First Data Corporation                                  9.875%        9/24/15            B-           3,259,375
      1,625    Global Cash Access LLC                                  8.750%        3/15/12             B           1,535,625
      4,750    Sungard Data Systems Inc.                               9.125%        8/15/13            B-           4,856,875
------------------------------------------------------------------------------------------------------------------------------
      9,875    Total IT Services                                                                                     9,651,875
------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.2%
      2,000    Greenbrier Companies, Inc.                              8.375%        5/15/15            B+           1,920,000
------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.1%
      4,000    Allbritton Communications Company, Series B             7.750%       12/15/12            B1           3,980,000
      1,000    Cablevision Systems Corporation, Series B               8.125%        8/15/09            B+           1,020,000
      5,000    Cablevision Systems Corporation                         7.250%        7/15/08            B+           5,018,750
      2,000    Charter Communications Operating LLC, 144A              8.000%        4/30/12            B+           1,940,000
      1,975    Medianews Group Inc.                                    6.375%        4/01/14             B           1,194,875
      1,950    Panamsat Corporation                                    9.000%        8/15/14            B2           1,969,500
      4,000    R.H. Donnelley Corporation                              8.875%       10/15/17             B           3,720,000
      4,550    Vertis Inc.                                             9.750%        4/01/09            B1           4,208,750
      4,000    Young Broadcasting Inc., Senior Subordinated Note      10.000%        3/01/11          Caa1           3,145,000
------------------------------------------------------------------------------------------------------------------------------
     28,475    Total Media                                                                                          26,196,875
------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
      3,700    MagIndustries Corporation, (12)                        11.000%       12/14/12           N/A           3,720,901
------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.1%
      1,600    Dynegy Holdings, Inc., Term Loan                        8.375%        5/01/16            B2           1,572,000
------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.7%
      2,400    Baytex Energy Ltd                                       9.625%        7/15/10            B-           2,460,000
        400    Chaparral Energy Inc.                                   8.500%       12/01/15          CCC+             362,000
      2,345    Chesapeake Energy Corporation                           7.750%        1/15/15            BB           2,403,625
      1,000    Hilcorp Energy I LP/Hilcorp Finance Company,            7.750%       11/01/15             B             987,500
                Series 144A
      2,000    SemGroup LP, 144A                                       8.750%       11/15/15            B1           1,910,000
      1,000    Whiting Petroleum Corporation                           7.000%        2/01/14            B1             995,000
------------------------------------------------------------------------------------------------------------------------------
      9,145    Total Oil, Gas & Consumable Fuels                                                                     9,118,125
------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.6%
      5,000    Georgia-Pacific Corporation                             8.125%        5/15/11             B           5,100,000
      2,000    Georgia-Pacific Corporation                             7.700%        6/15/15             B           1,980,000
------------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                         7,080,000
------------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
      1,500    Prestige Brands Inc.                                    9.250%        4/15/12            B-           1,503,750
------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.4%
      3,000    Felcor Lodging Trust Inc., 144A                         6.788%       12/01/11           Ba3           2,947,500
      1,000    Trustreet Properties, Inc.                              7.500%        4/01/15           AAA           1,077,262

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY    RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE (continued)
 $      500    Ventas Realty LP, Series WI                             7.125%        6/01/15           BB+      $      507,500
------------------------------------------------------------------------------------------------------------------------------
      4,500    Total Real Estate                                                                                     4,532,262
------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.3%
      1,600    Avago Technologies Finance Pte Limited                 10.375%       12/01/13             B           1,682,000
      2,000    NXP BV                                                  7.974%       10/15/13           BB-           1,847,500
------------------------------------------------------------------------------------------------------------------------------
      3,600    Total Semiconductors & Equipment                                                                      3,529,500
------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.2%
      3,000    Telcorida Technologies, Inc.                            8.716%        7/15/12             B           2,692,500
------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.2%
      3,000    Warnaco Inc., Senior Notes                              8.875%        6/15/13           BB-           3,060,000
------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      3,000    Jostens IH Corporation                                  7.625%       10/01/12            B1           3,030,000
------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      1,500    IPCS, Inc.                                              7.036%        5/01/13            B1           1,421,250
------------------------------------------------------------------------------------------------------------------------------
 $  129,488    TOTAL CORPORATE BONDS (COST $131,441,609)                                                           125,959,759
==============================================================================================================================

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON       MATURITY      RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 29.6% (18.8% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 3.6%
      1,250     C.A. Preferred Fund Trust II                              7.000%      10/30/49              A1      $    1,217,274
     20,800     C.A. Preferred Funding Trust                              7.000%       1/30/49              A1          20,282,850
     10,700     Dresdner Funding Trust I, 144A                            8.151%       6/30/31              A1          10,941,959
      1,600     Kleinwort Benson Group PLC                                5.377%      12/31/99             N/A           1,288,000
      1,600     MUFG Capital Finance 2                                    4.850%       7/25/56            BBB+           1,985,336
      8,000     UBS Preferred Funding Trust I                             8.622%      10/29/49             Aa2           8,625,872
----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                   44,341,291
                ------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 17.6%
      3,000     AB Svensk Exportkredit, 144A                              6.375%      10/27/49             AA-           2,984,136
      9,050     Abbey National Capital Trust I                            8.963%       6/30/50              A+          10,658,710
      2,155     AgFirst Farm Credit Bank                                  8.393%      12/15/16              A-           2,294,213
      6,500     AgFirst Farm Credit Bank                                  7.300%      12/15/53              A-           6,131,678
      3,000     Bank One Capital III                                      8.750%       9/01/30             Aa3           3,482,808
      2,000     BanPonce Trust I, Series A                                8.327%       2/01/27            Baa1           2,088,686
     13,030     Barclays Bank PLC, 144A                                   8.550%       6/15/49             Aa3          13,734,623
      1,500     Barclays Bank PLC                                         7.434%      12/15/57             Aa3           1,561,464
      2,200     BBVA International Perferred S.A., Unipersonal            5.919%      10/18/49              A1           1,929,024
      4,000     BNP Paribas                                               7.195%      12/25/57             AA-           3,955,560
        700     Capital One Capital IV Corporation                        6.745%       2/17/37            Baa1             521,842
      8,000     CBG Florida REIT Corporation                              7.114%      11/15/49            Baa3           7,445,784
      3,000     Centura Capital Trust I, 144A                             8.845%       6/01/27              A2           3,132,600
      1,500     DBS Capital Funding Corporation, 144A                     7.657%       3/15/49             Aa3           1,603,968
      1,400     Den Norske Bank, 144A                                     7.729%       6/29/49             Aa3           1,492,788
      6,200     First Empire Capital Trust I                              8.234%       2/01/27              A3           6,468,987
      2,000     First Midwest Bancorp Inc.                                6.950%      12/01/33            Baa1           1,835,218
      1,800     HBOS Capital Funding LP, Notes                            6.850%       3/23/49              A1           1,578,613
     16,200     HBOS PLC, Series 144A                                     6.413%       4/01/49              A1          13,218,908
      2,400     HSBC Capital Funding LP, 144A                             9.547%      12/31/49              A1           2,624,616
      5,750     HSBC Capital Funding LP, Debt                            10.176%       6/30/50              A1           7,277,649
     11,000     KBC Bank Fund Trust III, 144A                             9.860%       5/02/50              A1          11,822,382
      4,800     Lloyds TSB Bank PLC, Subordinated Note                    6.900%      11/22/49             Aa2           4,666,152
     11,500     Mizuho Financial Group                                    8.375%       4/27/49             Aa3          11,622,935
      5,000     NB Capital Trust IV                                       8.250%       4/15/27             Aa3           5,192,500
      8,000     North Fork Capital Trust II                               8.000%      12/15/27            Baa1           7,538,048
      4,500     Northgroup Preferred Capital Corporation, 144A            6.378%      10/15/57              A1           3,989,286
        600     Reliance Capital Trust I, Series B                        8.170%       5/01/28             N/R             630,875
      2,000     Royal Bank of Scotland Group PLC, Series U                7.640%       3/31/49              A1           2,059,702
      2,500     Shinsei Finance II Cayman Limited, Perpetual              7.160%       7/25/49            Baa2           2,116,408
                 Maturity, 144A
      8,000     Sparebanken Rogaland, Notes, 144A                         6.443%       5/01/49              A2           7,904,216

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON       MATURITY      RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
      4,000     Standard Chartered PLC, 144A                              7.014%       1/30/58            BBB+      $    3,798,716
      9,450     Swedbank ForeningsSparbanken AB, 144A                     9.000%       9/17/50             Aa3          10,097,675
      4,000     Unicredito Italiano Capital Trust, 144A                   9.200%       4/05/51              A1           4,361,728
        800     Union Bank of Norway                                      7.068%      11/19/49              A2           1,206,472
      -- (9)    Union Planters Preferred Fund, 144A                       7.750%       7/15/53              A2          34,078,125
     14,200     Washington Mutual Preferred Funding Cayman, Series        7.250%       3/15/49             BBB           9,341,243
                 A-1, 144A
----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                 216,448,338
                ------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.2%
      3,100     Fulton Capital Trust I                                    6.290%       2/01/36              A3           2,335,785
     10,400     JPMorgan Chase Capital Trust XVIII                        6.950%       8/17/36             Aa3           9,908,111
      2,800     Old Mutual Capital Funding, Notes                         8.000%       6/22/53            Baa2           2,807,840
----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                    15,051,736
                ------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
         10     Centaur Funding Corporation, Series B, 144A               9.080%       4/21/20             BBB          11,556,343
----------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 5.2%
      1,000     AMBAC Financial Group Inc.                                6.150%       2/15/87             Aa3             732,420
      2,300     American General Capital II                               8.500%       7/01/30             Aa3           2,697,599
     13,000     AXA S.A., 144A                                            6.463%      12/14/49            BBB+          11,728,223
      2,000     Liberty Mutual Group                                      7.800%       3/15/37            Baa3           1,783,750
      4,400     MetLife Inc.                                              6.400%      12/15/66            BBB+           4,045,153
      1,150     Nationwide Financial Services Capital Trust               7.899%       3/01/37            Baa1           1,184,832
      6,500     Nationwide Financial Services Inc.                        6.750%       5/15/67            Baa1           6,005,311
      5,500     Oil Insurance Limited, 144A                               7.558%      12/30/49            Baa1           5,621,704
      7,600     Progressive Corporation                                   6.700%       6/15/37              A2           7,067,582
      1,100     Prudential PLC                                            6.500%       6/29/49               A             987,828
      9,900     QBE Capital Funding Trust II, 144A                        6.797%       6/01/49             BBB           9,496,050
     14,600     XL Capital, Limited                                       6.500%      10/15/57             BBB          12,786,928
----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                         64,137,380
                ------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.5%
      6,110     KN Capital Trust III                                      7.630%       4/15/28              B1           5,541,770
----------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.5%
      6,400     Burlington Northern Santa Fe Funding Trust I              6.613%      12/15/55             BBB           5,991,302
----------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.1%
      1,500     Washington Mutual Preferred Funding Trust II              6.665%       3/15/57             BBB             886,289
----------------------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST                                                               363,954,449
                 $391,438,283)
                ==================================================================================================================

    SHARES   DESCRIPTION (1)                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------
             INVESTMENT COMPANIES - 2.4% (1.5% OF TOTAL INVESTMENTS)
    65,094   Blackrock Preferred and Corporate Income                                                          $    1,044,759
              Strategies Fund
   504,716   Blackrock Preferred Income Strategies Fund                                                             8,040,126
    59,226   Blackrock Preferred Opportunity Trust                                                                  1,025,202
   542,663   Flaherty and Crumrine/Claymore Preferred                                                               8,769,434
              Securities Income Fund Inc.
    81,797   Flaherty and Crumrine/Claymore Total Return Fund                                                       1,380,733
              Inc.
    50,586   John Hancock Preferred Income Fund                                                                       959,616
    52,411   John Hancock Preferred Income Fund II                                                                    981,134
   388,926   John Hancock Preferred Income Fund III                                                                 7,016,225
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES (COST $35,848,012)                                                         29,217,229
             ================================================================================================================
    SHARES   DESCRIPTION (1)                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------
             WARRANTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
   647,500   MagIndustries Corporation, (12)                                                                   $      282,107
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL WARRANTS (COST $281,919)                                                                           282,107
             ================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.1% (2.0% OF TOTAL INVESTMENTS)
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.6%
 $    7,000    United States of America Treasury Bills, (4)              0.000%       1/10/08                    $    6,991,521
-------------------------------------------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS - 2.5%
     20,836    Repurchase Agreement with Fixed Income Clearing           1.000%       1/02/08                        20,836,052
                Corporation, dated 12/31/07, repurchase price
                $20,837,210, collateralized by $19,705,000 U.S.
                Treasury Notes, 4.875%, due 8/15/16, value
                $21,256,769
          2    Repurchase Agreement with Fixed Income Clearing           1.000%       1/02/08                             1,883
                Corporation, dated 12/31/07, repurchase price
                $1,883, collateralized by $5,000 U.S. Treasury
                Notes, 4.875%, due 8/15/16, value $5,394
     10,009    Repurchase Agreement with Fixed Income Clearing           1.000%       1/02/08                        10,008,864
                Corporation, dated 12/31/07, repurchase price
                $10,009,420, collateralized by $9,345,000 U.S.
                Treasury Notes, 6.500%, due 2/15/10, value
                $10,209,413
-------------------------------------------------------------------------------------------------------------------------------
 $   37,847    TOTAL SHORT-TERM INVESTMENTS (COST $37,838,320)                                                       37,838,320
===============================================================================================================================
               TOTAL INVESTMENTS (COST $2,071,588,136) - 157.1%                                                   1,932,706,888
               ================================================================================================================

    SHARES   DESCRIPTION (1)                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS SOLD SHORT -- (0.7)%
             BEVERAGES -- (0.0)%
   (14,800)  Hansen Natural Corporation                                                                        $     (655,492)
-----------------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS -- (0.1)%
    (3,600)  Apple, Inc., (2)                                                                                        (713,088)
-----------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- (0.1)%
    (8,000)  Alcon Inc.                                                                                            (1,144,320)
-----------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES -- (0.1)%
   (23,200)  Bankrate Inc., (2)                                                                                    (1,115,688)
-----------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS -- (0.3)%
   (19,800)  Allergan, Inc.                                                                                        (1,271,952)
   (50,100)  Merck & Co. Inc.                                                                                      (2,911,311)
-----------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                 (4,183,263)
             ----------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL -- (0.1)%
    (8,600)  AutoZone, Inc., (2)                                                                                   (1,031,226)
----------   ----------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS                                                              (8,843,077)
              $8,905,544)
             ================================================================================================================

                                                                    NOTIONAL      EXPIRATION       STRIKE
CONTRACTS    TYPE                                                AMOUNT (10)            DATE        PRICE              VALUE
----------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (0.6)%
    (2,100)  Allied Waste Industries                             $(2,625,000)       1/19/08     $    12.5     $      (21,000)
    (1,175)  Allied Waste Industries                             (1,468,750)        1/19/08          12.5            (11,750)
      (330)  Amgen, Inc.                                         (1,897,500)        1/19/08          57.5             (1,320)
      (249)  Amgen, Inc.                                         (1,245,000)        4/19/08          50.0            (44,696)
      (990)  AngloGold Limited                                   (4,455,000)        1/19/08          45.0            (74,250)
    (1,530)  Apex Silver Mines Limited                           (3,060,000)        1/19/08          20.0             (7,650)
      (450)  Arch Coal Inc.                                      (1,350,000)        1/19/08          30.0           (670,500)
      (415)  Astrazenica PLC                                     (2,075,000)        1/19/08          50.0             (2,075)
      (315)  Astrazenica PLC                                     (1,732,500)        1/19/08          55.0             (1,575)
      (560)  Astrazenica PLC                                     (2,520,000)        7/19/08          45.0           (128,800)
    (1,060)  Barrick Gold Corporation                            (3,445,000)        1/19/08          32.5         (1,022,900)
      (910)  BP Amoco, PLC                                       (6,825,000)        1/19/08          75.0            (72,800)
    (1,060)  Chunghwa Telecom Company Limited                    (1,855,000)        3/22/08          17.5           (540,600)
    (1,050)  Gold Fields Limited                                 (1,837,500)        1/19/08          17.5             (5,250)
      (201)  KT Corporation                                        (502,500)        1/19/08          25.0            (29,145)
    (1,830)  Newmont Mining Corporation                          (8,235,000)        1/19/08          45.0           (786,900)
    (3,870)  Nippon Telegraph & Telephone Corporation            (9,675,000)        6/21/08          25.0           (628,875)
    (1,410)  NovaGold Resources, Inc.                            (1,410,000)        1/19/08          10.0            (10,575)
      (790)  Peabody Energy Corporation                          (3,555,000)        1/19/08          45.0         (1,647,150)
      (550)  Progress Energy, Inc.                               (2,475,000)        1/19/08          45.0           (195,250)
    (1,380)  Puget Energy, Inc.                                  (3,450,000)        1/19/08          25.0           (341,550)
      (820)  Royal Dutch Shell PLC                               (6,560,000)        1/19/08          80.0           (303,400)
      (540)  Scholastic Corporation                              (1,620,000)        3/22/08          30.0           (310,500)
    (1,470)  Smithfield Foods Inc.                               (4,410,000)        1/19/08          30.0            (51,450)
      (530)  Smithfield Foods Inc.                               (1,590,000)        1/17/09          30.0           (198,750)

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

                                                                    NOTIONAL      EXPIRATION       STRIKE
CONTRACTS    TYPE                                                AMOUNT (10)            DATE        PRICE              VALUE
----------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN (continued)
      (450)  Tech Data Corporation                               (1,800,000)        1/17/09          40.0     $     (157,500)
    (1,660)  Tyson Foods Inc.                                    (3,735,000)        1/19/08          22.5             (8,300)
    (1,950)  Tyson Foods Inc.                                    (2,925,000)        1/17/09          15.0           (507,000)
----------------------------------------------------------------------------------------------------------------------------
   (29,645)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED       (88,333,750)                                     (7,781,511)
              $(6,960,983))
============================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 1.7%                                                                 22,260,078
             ===============================================================================================================
             FUNDPREFERRED SHARES, AT LIQUIDATION                                                               (708,000,000)
              VALUE - (57.5)% (13)
             ===============================================================================================================
             NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                    $1,230,342,378
             ===============================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                               FUND                                       FIXED RATE                   UNREALIZED
                            NOTIONAL    PAY/RECEIVE      FLOATING RATE     FIXED RATE        PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY                 AMOUNT  FLOATING RATE              INDEX   (ANNUALIZED)      FREQUENCY         DATE  (DEPRECIATION)
 --------------------------------------------------------------------------------------------------------------------------------
 JPMorgan Chase         $ 71,000,000        Receive  1-Month USD-LIBOR         2.994%        Monthly      1/22/08  $      96,858
 Morgan Stanley           71,000,000        Receive  1-Month USD-LIBOR        3.406          Monthly      1/22/09        489,187
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $     586,045
 ================================================================================================================================
 USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (4)      A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
        (5)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (6)      Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
                 Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (7)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at December 31, 2007.
        (8)      Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at December 31, 2007.
        (9)      Principal Amount(000)/Shares rounds to less than $1,000.
       (10)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
       (11)      Investment has been pledged as collateral to cover call options written.
       (12)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
       (13)      FundPreferred Shares, at Liquidation Value as a percentage of total investments is
                 (36.6)%.
        N/A      Not applicable.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

         JQC
          Nuveen Multi-Strategy Income and Growth Fund 2
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 40.5% (26.2% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.6%
    30,950   Boeing Company                                                                                       $    2,706,887
    17,420   Finmeccanica S.p.A.                                                                                         558,904
    16,572   Lockheed Martin Corporation                                                                               1,744,369
    25,090   Orbital Sciences Corporation, (2)                                                                           615,207
    59,500   Thales S.A.                                                                                               3,544,314
    17,170   United Technologies Corporation                                                                           1,314,192
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                10,483,873
             -------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.1%
    57,810   Lufthansa AG                                                                                              1,541,010
     2,770   Ryanair Holdings PLC, (2)                                                                                   109,249
--------------------------------------------------------------------------------------------------------------------------------
             Total Airlines                                                                                            1,650,259
             -------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.4%
    17,300   Advance Auto Parts, Inc.                                                                                    657,227
    11,780   Aftermarket Tech, (2)                                                                                       321,123
    56,190   Aisin Seiki Company Limited                                                                               2,326,391
    13,170   Cooper Tire & Rubber                                                                                        218,359
    18,890   Johnson Controls, Inc.                                                                                      680,796
    33,950   Magna International Inc., Class A                                                                         2,730,599
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                     6,934,495
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.7%
    33,570   Daimler-Chrysler AG, (2)                                                                                  3,210,299
    51,620   Honda Motor Company Limited                                                                               1,710,687
    38,750   Nissan Motor                                                                                                841,650
    44,070   Nissan Motor                                                                                                481,002
     1,566   S.A. D'Ieteren N.V.                                                                                         562,747
    25,810   Toyota Motor Corporation                                                                                  2,740,248
     4,490   Volkswagen AG                                                                                               205,381
    96,800   Yamaha Motor Company Limited                                                                              2,316,673
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                        12,068,687
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.3%
   134,440   Coca Cola Amatil Limited                                                                                  1,111,695
    67,540   Coca-Cola Company                                                                                         4,144,930
    53,370   Coca-Cola Enterprises Inc.                                                                                1,389,221
    34,950   Diageo PLC, Sponsored ADR                                                                                 2,999,759
    74,860   Fomento Economico Mexicano S.A.                                                                           2,857,406
    91,030   Heineken N.V.                                                                                             5,878,956
    22,320   Molson Coors Brewing Company, Class B                                                                     1,152,158
    41,280   Pepsi Bottling Group, Inc.                                                                                1,628,909
    57,070   SABMiller PLC                                                                                             1,601,706
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                          22,764,740
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.6%
     3,230   Abraxis Bioscience Inc.                                                                                     222,127
    99,100   Amgen Inc., (2), (10)                                                                                     4,602,204
    23,970   Cephalon, Inc., (2)                                                                                       1,720,087
    31,860   Genzyme Corporation, (2)                                                                                  2,371,658
     7,730   Invitrogen Corporation, (2)                                                                                 722,059
    19,020   Novo-Nordisk A/S                                                                                          1,233,637
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                      10,871,772
             -------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.2%
   286,762   Sonae Industria-SPGS S.A.                                                                                 2,762,576
--------------------------------------------------------------------------------------------------------------------------------

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 1.1%
     7,530   Ameriprise Financial, Inc.                                                                           $      414,978
   258,830   Babcock & Brown Limited                                                                                   6,088,293
    45,500   Bank of New York Company, Inc.                                                                            2,218,580
     2,730   BlackRock Inc.                                                                                              591,864
    15,664   Calamos Asset Management, Inc. Class A                                                                      466,474
    41,310   Credit Suisse Group, (2)                                                                                  2,482,731
    17,010   Credit Suisse Group                                                                                       1,023,926
    24,340   Invesco LTD                                                                                                 763,789
    56,660   JPMorgan Chase & Co.                                                                                      2,473,209
    27,670   SEI Investments Company                                                                                     890,144
    25,751   State Street Corporation                                                                                  2,090,981
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    19,504,969
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.6%
    16,310   Air Products & Chemicals Inc.                                                                             1,608,655
       930   Bayer AG                                                                                                     84,805
     4,650   CF Industries Holdings, Inc.                                                                                511,779
    10,900   Lubrizol Corporation                                                                                        590,344
   285,700   Mitusi Chemicals                                                                                          1,854,719
    53,840   Mosaic Company, (2)                                                                                       5,079,266
   464,520   Nissan Chemical Industries Limited                                                                        6,059,040
       420   Potash Corporation of Saskatchewan                                                                           60,463
    23,050   Potash Corporation of Saskatchewan                                                                        3,351,177
    22,760   Praxair, Inc.                                                                                             2,019,040
    92,670   Shin-Etsu Chemical Company Limited                                                                        5,763,256
    11,520   Terra Industries, Inc., (2)                                                                                 550,195
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                          27,532,739
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 2.0%
    21,510   Allied Irish Banks                                                                                          988,169
    20,490   Allied Irish Banks                                                                                          469,878
   105,050   Allinaz S.E.                                                                                              2,232,313
     2,290   Banco Bilbao Vizcaya Argentaria S.A.                                                                         55,533
     1,500   Banco Bradesco S.A., ADR                                                                                     48,000
     1,820   Banco Itau Holdings Financeira, S.A.                                                                         47,065
    55,110   Banco Santander Central S.A.                                                                              1,187,069
    33,160   Bank of Montreal                                                                                          1,876,856
     2,300   Barclays PLC                                                                                                 92,851
    35,620   BNP Paribas S.A.                                                                                          3,864,767
    43,980   Credit Agricole S.A.                                                                                      1,483,720
   341,600   DnB NOR ASA                                                                                               5,196,413
    98,310   Hang Seng Bank                                                                                            2,011,125
    46,990   ICICI Bank Limited, ADR                                                                                   2,889,885
    23,470   Kookmin Bank                                                                                              1,720,820
    33,120   Lloyds TSB Group PLC, Sponsored ADR                                                                       1,246,968
     3,510   National Bank of Greece S.A.                                                                                240,698
    41,410   National Bank of Greece S.A.                                                                                571,044
 1,189,740   Nishi-Nippon City Bank Limited                                                                            2,946,763
    12,880   Northern Trust Corporation                                                                                  986,350
    13,680   PNC Financial Services Group, Inc.                                                                          898,092
     6,413   Prosperity Bancshares, Inc.                                                                                 188,478
   212,440   Royal Bank of Scotland, PLC, (2)                                                                          1,875,729
     6,590   SVB Financial Group, (2)                                                                                    332,136
    28,170   Sydbank A/S                                                                                               1,206,189
     7,640   UMB Financial Corporation                                                                                   293,070
     5,080   Wintrust Financial Corporation                                                                              168,300
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   35,118,281
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.9%
   444,100   Allied Waste Industries, Inc., (2), (10)                                                                  4,893,982
    30,220   Apollo Group, Inc., (2)                                                                                   2,119,933
     3,268   Consolidated Graphics Inc., (2)                                                                             156,276
     2,690   Dun and Bradstreet Inc.                                                                                     238,415
   288,360   Michael Page International PLC                                                                            1,641,687
    36,580   Randstad Holding N.V.                                                                                     1,429,591
    15,015   Republic Services, Inc.                                                                                     470,720

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES (continued)
   435,000   Toppan Printing Company Limited                                                                      $    4,265,984
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                     15,216,588
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.7%
     6,360   Comtech Telecom Corporation, (2)                                                                            343,504
   135,220   Corning Incorporated                                                                                      3,243,928
   109,260   Nokia Oyj, Sponsored ADR                                                                                  4,194,491
   105,530   QUALCOMM Inc.                                                                                             4,152,606
     8,730   Tandberg ASA                                                                                                180,253
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                           12,114,782
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.8%
    31,370   Apple, Inc., (2)                                                                                          6,213,770
    54,090   Hewlett-Packard Company                                                                                   2,730,463
    11,160   International Business Machines Corporation                                                               1,206,396
              (IBM)
    10,920   NCR Corporation, (2)                                                                                        274,092
   118,054   Network Appliance, Inc., (2)                                                                              2,946,628
    13,450   SanDisk Corporation, (2)                                                                                    446,137
    10,920   Teradata Corporation                                                                                        299,317
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            14,116,803
             -------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING - 0.7%
   434,060   AMEC PLC                                                                                                  7,256,842
    13,020   Fluor Corporation                                                                                         1,897,274
   210,210   JGC Corporation                                                                                           3,604,302
     7,120   Perini Corporation                                                                                          294,910
--------------------------------------------------------------------------------------------------------------------------------
             Total Construction & Engineering                                                                         13,053,328
             -------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.0%
     1,640   Cemex SAB de C.V., Sponsored ADR, (2)                                                                        42,394
     2,370   Texas Industries Inc.                                                                                       166,137
--------------------------------------------------------------------------------------------------------------------------------
             Total Construction Materials                                                                                208,531
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.3%

    15,200   MasterCard, Inc.                                                                                          3,271,040
    68,950   Western Union Company                                                                                     1,674,106
--------------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                    4,945,146
             -------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.0%

    14,560   Owens-Illinois, Inc.                                                                                        720,720
--------------------------------------------------------------------------------------------------------------------------------
             DISTRIBUTORS - 0.1%
   114,090   Jardine Cycle & Carriage Limited                                                                          1,703,557
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.0%
     3,050   Capella Education Company                                                                                   199,653
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 0.7%
    57,810   Citigroup Inc.                                                                                            1,701,926
    29,600   Deutsche Boerse AG                                                                                        5,841,976
    36,090   Eaton Vance Corporation                                                                                   1,638,847
    31,320   ING Groep N.V.                                                                                            1,218,661
    18,890   Nasdaq Stock Market, Inc., (2)                                                                              934,866
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                     11,336,276
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
    51,510   AT&T Inc.                                                                                                 2,140,756
       590   Brasil Telecom                                                                                               44,002
    21,660   BT Group PLC                                                                                              1,167,907
    10,410   Cbeyond Inc., (2)                                                                                           405,886
   137,818   Chunghwa Telecom Co., Ltd., Sponsored ADR,                                                                2,909,338
              (10)
    29,370   France Telecom S.A.                                                                                       1,046,453
   149,040   KT Corporation, Sponsored ADR, (10)                                                                       3,845,232
   527,000   Nippon Telegraph and Telephone Corporation,                                                              12,995,820
              ADR, (10)
    81,350   Telecom Argentina S.A., (2)                                                                               1,810,038

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
    53,816   Telecom Corporation of New Zealand, Limited                                                          $      893,884
    52,595   Telecom Corporation of New Zealand, Limited                                                                 175,695
    33,990   Telefonica S.A.                                                                                           3,317,084
    74,060   Telefonos de Mexico de C.V., Series L                                                                     2,728,370
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             33,480,465
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 2.1%
       400   Ameren Corporation                                                                                           21,684
     8,440   Black Hills Corporation                                                                                     372,204
   357,200   Centrais Electricas Brasileiras S.A., ADR                                                                 4,605,487
    55,600   E.ON A.G                                                                                                  3,941,606
    48,570   Edison International                                                                                      2,592,181
    12,730   El Paso Electric Company, (2)                                                                               325,506
    13,600   Enel S.p.A., Sponsored ADR                                                                                  800,700
    21,460   FPL Group, Inc.                                                                                           1,454,559
   146,000   IDACORP, INC                                                                                              5,142,120
   332,100   Korea Electric Power Corporation, Sponsored                                                               6,924,285
              ADR
   211,100   PNM Resources Inc.                                                                                        4,528,095
    86,150   Progress Energy, Inc., (10)                                                                               4,172,245
    89,500   Reliant Energy Inc., (2)                                                                                  2,348,480
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 37,229,152
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.4%
    50,590   ABB Limted                                                                                                1,458,599
    80,224   Emerson Electric Co.                                                                                      4,545,492
    26,070   Nikon Corporation                                                                                           886,857
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                6,890,948
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
     2,364   Itron Inc., (2)                                                                                             226,873
     6,080   LG Philips LCD Company Limited, Sponsored                                                                   157,958
              ADR, (2)
    24,730   MEMC Electronic Materials, (2)                                                                            2,188,358
     4,550   Mettler-Toledo International Inc., (2)                                                                      517,790
    89,700   Tech Data Corporation, (2), (10)                                                                          3,383,484
     4,931   Teledyne Technologies Inc., (2)                                                                             262,970
    93,200   Thermo Fisher Scientific, Inc., (2)                                                                       5,375,776
--------------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                                 12,113,209
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.5%
     9,100   Cooper Cameron Corporation, (2)                                                                             437,983
    13,000   Dresser Rand Group, Inc., (2)                                                                               507,650
    59,690   Global Industries, Limited, (2)                                                                           1,278,560
    10,900   Matrix Service Company, (2)                                                                                 237,838
    35,930   National-Oilwell Varco Inc., (2)                                                                          2,639,418
    12,880   Noble Corporation                                                                                           727,849
    14,300   Technip S.A.                                                                                              1,137,439
    13,890   Tidewater Inc.                                                                                              762,005
     6,990   Transocean Inc.                                                                                           1,000,619
     5,610   Trico Marine Services Inc., (2)                                                                             207,682
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         8,937,043
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.5%
    25,040   Casino Guichard-Perrachon S.A.                                                                            2,723,919
     5,070   Koninklijke Ahold N.V., (2)                                                                                  70,017
   208,910   Marks and Spencer Group PLC                                                                               2,312,519
     5,040   Nash Finch Company                                                                                          177,811
    52,370   Safeway Inc.                                                                                              1,791,578
    42,780   Wal-Mart Stores, Inc.                                                                                     2,033,333
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            9,109,177
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 1.8%
    31,440   ConAgra Foods, Inc.                                                                                         747,958
    23,160   Flowers Foods Inc.                                                                                          542,176
    45,030   H.J. Heinz Company                                                                                        2,102,000
   267,890   Jeronimo Martins SGPS                                                                                     2,128,348

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS (continued)
     4,550   Monsanto Company                                                                                     $      508,190
       640   Nestle S.A.                                                                                                  73,489
   377,700   Smithfield Foods, Inc., (2), (10)                                                                        10,923,084
   135,550   Tingyi Holding Corporation                                                                                  212,950
   679,300   Tyson Foods, Inc., Class A, (10)                                                                         10,413,669
    96,960   Unilever PLC                                                                                              3,628,243
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                      31,280,107
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.4%
     1,620   BG PLC                                                                                                      185,425
     6,530   E.ON AG                                                                                                   1,388,231
    37,213   Energen Corporation                                                                                       2,390,191
     3,560   Gas Natural SDG                                                                                             207,810
    58,190   Questar Corporation                                                                                       3,148,079
    18,780   Spectra Energy Corporation                                                                                  484,900
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                       7,804,636
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
    27,550   Alfresa Holdings Corporation                                                                              1,661,047
     3,250   Analogic Corporation                                                                                        220,090
    39,330   Baxter International Inc.                                                                                 2,283,107
    28,398   Express Scripts, Inc., (2)                                                                                2,073,054
       823   Fresenius Medical Care, ADR                                                                                  43,413
     3,920   Lifecell Corporation, (2)                                                                                   168,991
   155,500   Paramount Bed Company Limited                                                                             1,999,651
     6,069   Surmodics Inc., (2)                                                                                         329,365
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    8,778,718
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.3%
    42,510   Humana Inc., (2)                                                                                          3,201,428
     6,740   Mentor Corporation                                                                                          263,534
    32,643   Wellcare Health Plans Inc., (2)                                                                           1,384,390
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    4,849,352
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.2%
     5,090   Bally Technologies, Inc., (2)                                                                               253,075
     1,350   Carnival Corporation                                                                                         59,144
    20,620   Choice Hotels International, Inc.                                                                           684,584
    32,770   McDonald's Corporation                                                                                    1,930,481
    18,360   Multimedia Games, Inc., (2)                                                                                 153,122
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       3,080,406
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
     2,250   Desarrolladora Homex SAB de C.V., Sponsored                                                                 111,263
              ADR
       510   Koninklijke Philips Electronics N.V.                                                                         21,803
     3,880   Matsushita Electric Industrial Co., Ltd.,                                                                    79,307
              ADR
    41,682   Newell Rubbermaid Inc.                                                                                    1,078,730
     6,590   Tupperware Corporation                                                                                      217,668
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                  1,508,771
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.6%
    53,520   Colgate-Palmolive Company                                                                                 4,172,419
   198,000   KAO Corporation                                                                                           5,952,462
    15,197   Kimberly-Clark Corporation                                                                                1,053,760
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                 11,178,641
             -------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
    30,910   NRG Energy Inc., (2)                                                                                      1,339,639
--------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.5%
    34,250   General Electric Company                                                                                  1,269,648
   344,660   Keppel Corporation                                                                                        3,071,151
    22,530   Siemens AG, Sponsored ADR                                                                                 3,545,321
     4,480   Teleflex Inc.                                                                                               282,285
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                            8,168,405
             -------------------------------------------------------------------------------------------------------------------

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.1%
     1,140   Aegon N.V.                                                                                           $       19,984
    47,738   AFLAC Incorporated                                                                                        2,989,831
    11,390   American International Group, Inc.                                                                          664,037
    14,740   Amtrust Financial Services, Inc.                                                                            202,970
    23,180   Aon Corporation                                                                                           1,105,454
    18,110   Arch Capital Group Limited, (2)                                                                           1,274,039
     5,730   Aspen Insurance Holdings Limited                                                                            165,253
    12,020   Axis Capital Holdings Limited                                                                               468,419
   345,100   Benfield Group, Limited                                                                                   1,921,454
    11,310   Delphi Financial Group, Inc.                                                                                399,017
     5,470   Fairfax Financial Holdings Limited                                                                        1,565,131
    19,270   HCC Insurance Holdings Inc.                                                                                 552,664
    46,864   Philadelphia Consolidated Holding                                                                         1,844,098
              Corporation, (2)
     9,020   Power Financial Corporation                                                                                 372,608
    11,900   Seabright Insurance Holdings Inc., (2)                                                                      179,452
    10,720   Security Capital Assurance Limited                                                                           41,701
    32,920   Sun Life Financial Inc.                                                                                   1,841,545
     7,800   Tower Group Inc.                                                                                            260,520
     9,870   Universal American Financial Corporation,                                                                   252,573
              (2)
    90,470   WR Berkley Corporation                                                                                    2,696,911
     1,730   Zurich Financial Services AG                                                                                507,731
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          19,325,392
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.2%
    23,130   Amazon.com, Inc., (2)                                                                                     2,142,763
   184,690   Home Retail Group                                                                                         1,200,315
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           3,343,078
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.0%
     3,310   Blue Coat Systems Inc.                                                                                      108,800
--------------------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.2%
    46,430   Accenture Limited                                                                                         1,672,873
    16,970   CGI Group Inc., (2)                                                                                         197,531
     9,860   Convergys Corporation, (2)                                                                                  162,296
    17,140   FactSet Research Systems Inc.                                                                               954,698
     8,990   Savvis Inc., (2)                                                                                            250,911
     8,140   TNS Inc.                                                                                                    144,485
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         3,382,794
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.2%
    26,380   Canon Inc.                                                                                                1,208,995
    19,370   Fuji Photo Film Co., Ltd.                                                                                   810,741
    11,010   FujiFilm Holdings Corporation, ADR                                                                          459,007
    22,320   Hasbro, Inc.                                                                                                570,946
    15,770   Marvel Entertainment Inc., (2)                                                                              421,217
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                        3,470,906
             -------------------------------------------------------------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES - 0.0%
     7,950   Illumina Inc., (2)                                                                                          471,117
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.9%
    78,440   ABB Limted                                                                                                2,259,072
    55,920   AGCO Corporation, (2)                                                                                     3,801,442
    10,990   Deere & Company                                                                                           1,023,389
    27,838   Harsco Corporation                                                                                        1,783,581
    25,580   ITT Industries Inc.                                                                                       1,689,303
    41,490   Manitowoc Company Inc.                                                                                    2,025,957
   211,160   Mitsui Engineering & Shipbuilding Company                                                                   811,349
              Limited
    11,510   Pall Corporation                                                                                            464,083
     7,528   Parker Hannifin Corporation                                                                                 566,896
    11,330   RBC Bearings Inc., (2)                                                                                      492,402
     4,360   Robbins & Myers, Inc.                                                                                       329,747
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                          15,247,221
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MARINE - 0.1%
   250,340   Kawasaki Kisen Kaisha Limited                                                                        $    2,430,280
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 0.6%
    76,470   DIRECTV Group, Inc., (2)                                                                                  1,767,986
    63,820   Echostar Communications Corporation, (2)                                                                  2,407,290
    65,250   Eniro AB                                                                                                    579,786
    22,450   ProSiebensati Media AG                                                                                      536,760
    21,960   Regal Entertainment Group, Class A                                                                          396,817
    77,300   Scholastic Corporation, (2), (10)                                                                         2,696,997
    26,980   Shaw Communication Inc.                                                                                     638,886
     9,830   Thomson Corporation                                                                                         400,573
    31,760   Walt Disney Company                                                                                       1,025,213
    11,470   WPP Group PLC                                                                                               737,406
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              11,187,714
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 4.4%
   269,400   AngloGold Ashanti Limited, Sponsored ADR,                                                                11,533,014
              (10)
   276,900   Apex Silver Mines Limited, (2), (10)                                                                      4,219,956
   288,800   Barrick Gold Corporation, (10)                                                                           12,144,040
    17,590   BHP Billiton PLC                                                                                            536,377
    13,720   BHP Billiton PLC                                                                                            841,036
    83,770   BHP Billiton PLC                                                                                          2,928,441
     4,860   Compass Minerals International, Inc.                                                                        199,260
   204,690   Cookson Group                                                                                             2,838,761
   319,100   Crystallex International Corporation, (2)                                                                   727,548
    26,290   Freeport-McMoRan Copper & Gold, Inc.                                                                      2,693,148
   766,000   Gabriel Resources, Limited, (2)                                                                           1,528,973
   286,100   Gold Fields Limited, (10)                                                                                 4,062,620
 2,015,500   Lihir Gold Limited, (2)                                                                                   6,270,559
   690,190   Mitsubishi Materials                                                                                      2,914,369
   265,300   Moto Goldmines, Limited, (2)                                                                                981,149
   247,600   Newmont Mining Corporation, (10)                                                                         12,090,308
   265,900   NovaGold Resources Inc., (2), (10)                                                                        2,169,744
   634,700   Orezone Resources Inc., (2)                                                                                 767,987
     5,900   Rio Tinto PLC, Sponsored ADR                                                                              2,477,410
   182,100   SSAB Svenskt Stal AB                                                                                      4,914,386
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                    76,839,086
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.5%
    20,920   Big Lots, Inc., (2)                                                                                         334,511
    52,150   Costco Wholesale Corporation                                                                              3,637,984
    11,830   Dollar Tree Stores Inc., (2)                                                                                306,634
   161,810   Next PLC                                                                                                  5,212,052
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    9,491,181
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.4%
    63,560   National Grid Group PLC                                                                                   1,054,122
   186,900   Puget Energy, Inc., (10)                                                                                  5,126,667
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                     6,180,789
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 3.5%
    86,100   Arch Coal Inc., (10)                                                                                      3,868,473
     6,920   Bill Barrett Corporation, (2)                                                                               289,740
   167,060   BP Amoco PLC, (10)                                                                                       12,223,780
    50,650   Chesapeake Energy Corporation                                                                             1,985,480
    15,770   Chevron Corporation                                                                                       1,471,814
     6,090   Comstock Resources Inc.                                                                                     207,060
    41,340   Eni S.p.A., Sponsored ADR                                                                                 2,994,256
    14,900   EOG Resources, Inc.                                                                                       1,329,825
    20,600   Equitable Resources Inc.                                                                                  1,097,568
    28,900   Frontier Oil Corporation                                                                                  1,172,762
    43,940   Hess Corporation                                                                                          4,431,788
    34,170   Murphy Oil Corporation                                                                                    2,898,983
       200   Nexen Inc.                                                                                                    6,454
    19,730   Occidental Petroleum Corporation                                                                          1,519,013
    10,750   Patriot Coal Corporation                                                                                    448,705

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS (continued)
   107,500   Peabody Energy Corporation, (10)                                                                     $    6,626,300
    23,160   Petroquest Energy Inc., (2)                                                                                 331,188
    11,427   Pioneer Drilling Company, (2)                                                                               135,753
    50,110   Repsol YPF S.A.                                                                                           1,785,419
   111,100   Royal Dutch Shell PLC, Class B, Sponsored                                                                 9,221,300
              ADR, (10)
   101,050   Singapore Petroleum                                                                                         527,539
    10,920   St Mary Land and Exploration Company                                                                        421,621
    80,083   Statoil ASA                                                                                               2,444,133
    10,761   Sunoco, Inc.                                                                                                779,527
    28,770   Total S.A., Sponsored ADR                                                                                 2,376,402
    16,022   Valero Energy Corporation                                                                                 1,122,021
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        61,716,904
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.3%
    14,390   Aracruz Celulose S.A.                                                                                     1,069,897
     8,670   Buckeye Technologies Inc., (2)                                                                              108,375
    10,200   Potlatch Corporation                                                                                        453,288
    13,890   Rayonier Inc.                                                                                               656,164
    11,320   Stora Enso Oyj, R Shares                                                                                    168,983
    74,400   Votorantim Celulose e Papel S.A.                                                                          2,217,864
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             4,674,571
             -------------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.1%
    24,390   Herbalife, Limited                                                                                          982,429
     4,680   Oriflame Cosmetics S.A.                                                                                     297,911
--------------------------------------------------------------------------------------------------------------------------------
             Total Personal Products                                                                                   1,280,340
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 1.5%
    13,000   APP Pharmaceuticals Inc.                                                                                    133,510
    24,100   Astellas Pharma Inc.                                                                                      1,045,232
   211,610   AstraZeneca Group                                                                                         9,061,140
    74,850   Daiichi Sankyo Company Limited                                                                            2,303,050
    25,750   Eli Lilly and Company                                                                                     1,374,793
     9,200   GlaxoSmithKline PLC, ADR                                                                                    463,588
    28,730   H. Lundbeck A/S                                                                                             772,018
   139,000   Kissei Pharaceuticals Company Limited                                                                     2,844,856
    46,020   Merck & Co. Inc.                                                                                          2,674,222
     3,990   Novo Nordisk A/S                                                                                            260,473
   494,200   Patheon Inc., (2)                                                                                         1,562,292
    12,290   Pozen Inc., (2)                                                                                             147,480
    30,830   Sanofi-Aventis, ADR                                                                                       1,403,690
    49,240   Shionogi & Company Limited                                                                                  872,980
    24,510   Warner Chilcott Limited, (2)                                                                                434,562
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    25,353,886
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 0.5%
   105,600   Annaly Capital Management Inc.                                                                            1,919,808
   163,540   CFX Retail Property Trust                                                                                   334,475
     9,307   LaSalle Hotel Properties                                                                                    296,893
    11,200   Lexington Corporate Properties Trust                                                                        162,848
     9,100   Macerich Company                                                                                            646,646
    19,124   SL Green Realty Corporation                                                                               1,787,329
    14,427   Tanger Factory Outlet Centers                                                                               544,042
    20,524   Taubman Centers Inc.                                                                                      1,009,576
 1,089,583   Wing Tai Holdings Limited                                                                                 2,014,893
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                                8,716,510
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
   129,610   New World Development Company, Limited                                                                      455,407
--------------------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.2%
    17,820   Canadian National Railways Company                                                                          836,293
     2,730   Canadian Pacific Railway Limited                                                                            176,467
    45,100   Hertz Global Holdings, Inc., (2)                                                                            716,639
    19,870   Landstar System                                                                                             837,521

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL (continued)
     6,870   Union Pacific Corporation                                                                            $      863,009
--------------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                         3,429,929
             -------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.5%
    81,170   ASM Lithography Holding N.V.                                                                              2,539,809
    16,390   Broadcom Corporation, Class A, (2)                                                                          428,435
    35,500   Intel Corporation                                                                                           946,430
     9,070   Monolithic Power Systems, Inc., (2)                                                                         194,733
    91,670   National Semiconductor Corporation                                                                        2,075,409
    15,450   NVIDIA Corporation, (2)                                                                                     525,609
    21,350   Semtech Corporation, (2)                                                                                    331,352
   117,618   Taiwan Semiconductor Manufacturing Company                                                                1,171,475
              Ltd., Sponsored ADR
    11,930   Zoran Corporation, (2)                                                                                      268,544
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                          8,481,796
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.7%
    63,410   Activision Inc., (2)                                                                                      1,883,277
    43,690   Adobe Systems Incorporated, (2)                                                                           1,866,874
     9,470   Ansys Inc., (2)                                                                                             392,626
    11,975   Aspen Technology Inc., (2)                                                                                  194,235
    59,260   Autodesk, Inc., (2)                                                                                       2,948,778
     8,484   Blackbaud, Inc.                                                                                             237,891
     8,270   Blackboard, Inc., (2)                                                                                       332,868
    37,770   Cadence Design Systems, Inc., (2)                                                                           642,468
    56,800   Intuit Inc., (2)                                                                                          1,795,448
     8,190   SPSS Inc., (2)                                                                                              294,103
    31,860   Synopsys Inc., (2)                                                                                          826,130
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           11,414,698
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.2%
     9,060   Aeropostale, Inc., (2)                                                                                      240,090
     7,990   GameStop Corporation                                                                                        496,259
    25,750   Gap, Inc.                                                                                                   547,960
     3,515   Hennes & Mauritz AB                                                                                         212,326
     6,580   J. Crew Group Inc., (2)                                                                                     317,222
     7,010   Luxottica Group S.p.A.                                                                                      220,745
    17,430   NetFlix.com Inc.                                                                                            463,987
    71,760   RadioShack Corporation                                                                                    1,209,874
       830   Sony Corporation                                                                                             45,069
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    3,753,532
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.1%
     2,950   Deckers Outdoor Corporation, (2)                                                                            457,427
     1,530   Gildan Activewear Inc, Sponsored ADR, (2)                                                                    62,975
    44,898   Guess Inc.                                                                                                1,701,185
--------------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                    2,221,587
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.2%
   185,310   Hudson City Bancorp, Inc.                                                                                 2,783,356
--------------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 0.4%
    15,260   British American Tobacco PLC                                                                              1,198,826
    10,670   Imperial Tobacco Group                                                                                    1,144,678
       350   Japan Tobacco, Inc.                                                                                       2,069,461
    31,140   UST Inc.                                                                                                  1,706,472
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             6,119,437
             -------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     3,590   W.W. Grainger, Inc.                                                                                         314,197
--------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION INFRASTRUCTURE - 0.3%
 1,226,750   Macquarie Airports                                                                                        4,332,877
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.0%
     3,950   China Unicom Limited                                                                                         88,476
       480   Millicom International Cellular S.A.                                                                         56,606

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (continued)
     1,920   Mobile Telesystems, Sponsored ADR                                                                    $      195,437
--------------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                                   340,519
             -------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $678,481,693)                                                                 705,924,348
             ===================================================================================================================

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 1.7% (1.1% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.3%
    42,300   General Motors Corporation, Convertible Bonds             1.500%                          B-      $    1,023,237
    89,200   General Motors Corporation, Convertible Notes,            5.250%                          B-           1,726,912
              Senior Debentures, Series B
   152,300   General Motors Corporation                                6.250%                          B-           2,980,511
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                      5,730,660
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.0%
    15,800   AMG Capital Trust II, Convertible Bond                    5.150%                          BB             701,125
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.1%
    20,650   Sovereign Capital Trust IV, Convertible Security          4.375%                        Baa1             684,031
    38,650   Washington Mutual, Inc., Unit 1 Trust                     5.375%                          A3           1,091,863
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                 1,775,894
             ----------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.6%
    12,500   Lucent Technologies Capital Trust I                       7.750%                          B2          10,100,250
-----------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.0%
    10,450   Owens-Illinois, Inc., Convertible Bonds                   4.750%                          B-             522,291
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.1%
    26,400   Centerpoint Energy Inc.                                   2.000%                        BBB-             860,112
     9,100   CMS Energy Corporation, Convertible Bonds                 4.500%                         Ba2             825,825
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               1,685,937
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.1%
     9,150   Bunge Limited, Convertible Bonds                          4.875%                          BB           1,291,294
-----------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    16,800   Newell Financial Trust I                                  5.250%                        BBB-             770,700
-----------------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
       400   NRG Energy Inc., Convertible Bond                         4.000%                          B2             887,576
-----------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.1%
     1,100   Freeport McMoran Copper & Gold, Inc.                      5.500%                          B-           2,444,063
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.1%
       750   El Paso Corporation                                       4.990%                           B           1,056,281
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.1%
    28,750   HRPT Properties Trust, Preferred Convertible Bonds        6.500%                        BBB-             549,413
    17,150   Simon Property Group, Inc., Series I                      6.000%                        BBB+           1,226,910
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                      1,776,323
             ----------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.0%
         7   Federal National Mortgage Association                     5.375%                         AA-             593,593
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST                                                          29,335,987
              $31,821,930)
             ================================================================================================================

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 44.6% (28.8% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 3.4%
   227,474   BNY Capital Trust V, Series F                             5.950%                         Aa3      $    4,722,360
 1,195,600   Deutsche Bank Capital Funding Trust II                    6.550%                         Aa3          25,836,916
    23,000   First Union Institutional Capital II (CORTS)              8.200%                          A1             581,670
    11,000   Goldman Sachs Capital I (CORTS)                           6.000%                          A1             221,210
    12,000   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                          A1             237,840
     3,000   Goldman Sachs Group Inc. (CORTS)                          6.300%                           A              62,820
     5,600   Goldman Sachs Group Inc., Series 2003-11 (SATURNS)        5.625%                         Aa3             107,912
     7,600   Goldman Sachs Group Inc., Series 2004-04 (SATURNS)        6.000%                          A1             151,544
     2,900   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                          A1              57,884
    16,200   Goldman Sachs Group Inc., Series 2004-4 (CORTS)           6.000%                          A1             318,330
    20,200   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                          A1             399,556
     7,900   Goldman Sachs Group Inc., Series GSC-4 Class A            6.000%                          A1             156,183
              (PPLUS)
    13,500   Goldman Sachs Group Inc., Series GSG-1 (PPLUS)            6.000%                         AA-             282,150
     4,500   Goldman Sachs Group Inc., Series GSG-2 (PPLUS)            5.750%                         AA-              89,415
     1,900   Lehman Brothers Holdings Capital Trust IV, Series         6.375%                          A2              39,140
              L
     1,900   Lehman Brothers Holdings Capital Trust VI, Series         6.240%                          A2              38,760
              N
   347,345   Merrill Lynch Preferred Capital Trust III                 7.000%                          A2           7,224,776
    21,800   Merrill Lynch Preferred Capital Trust IV                  7.120%                          A2             477,420
   230,600   Merrill Lynch Preferred Capital Trust V                   7.280%                          A2           5,073,200
   189,892   Morgan Stanley Capital Trust III                          6.250%                          A1           3,628,836
   113,125   Morgan Stanley Capital Trust IV                           6.250%                          A1           2,155,031
    12,794   Morgan Stanley Capital Trust V                            5.750%                          A+             223,895
   300,100   Morgan Stanley Capital Trust VI                           6.600%                          A1           6,017,005
    49,158   Morgan Stanley Capital Trust VII                          6.600%                          A2             963,988
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 59,067,841
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 8.8%
   651,200   ABN AMRO Capital Fund Trust V                             5.900%                          A1          11,851,840
   116,700   ASBC Capital I                                            7.625%                          A3           2,800,800
   120,510   BAC Capital Trust I                                       7.000%                         Aa2           2,752,448
   554,400   BAC Capital Trust II                                      7.000%                         Aa2          12,584,880
   146,800   BAC Capital Trust III                                     7.000%                         Aa2           3,391,080
    13,600   BAC Capital Trust IV                                      5.875%                         Aa2             268,600
     7,800   BAC Capital Trust V                                       6.000%                         Aa3             155,064
     8,900   BAC Capital Trust VIII                                    6.000%                         Aa2             174,885
     2,600   BAC Capital Trust X                                       6.250%                         Aa2              53,326
   494,642   Banco Santander Finance                                   6.800%                         Aa3          10,906,856
   696,618   Banco Santander Finance                                   6.500%                           A          14,541,901
   157,252   Banco Santander Finance                                   6.410%                         Aa3           3,467,407
     7,500   BancorpSouth Capital Trust I                              8.150%                        Baa1             187,500
    28,800   Banesto Holdings, Series A, 144A                         10.500%                          A1             887,400
   167,700   Bank One Capital Trust VI                                 7.200%                         Aa3           3,907,410
   213,590   Barclays Bank PLC                                         7.750%                         Aa3           5,382,468
    41,042   Barclays Bank PLC                                         6.625%                         Aa3             891,432
    36,800   Capital One Capital II Corporation                        7.500%                        Baa1             699,200
   142,300   Citizens Funding Trust I                                  7.500%                        Baa2           2,205,650
   146,500   Cobank ABC, 144A                                          7.000%                           A           7,403,671
     1,500   Fifth Third Capital Trust V                               7.250%                          A1              32,370
    52,900   Fifth Third Capital Trust VI                              7.250%                          A1           1,100,320
     1,800   Fleet Capital Trust IX                                    6.000%                         Aa2              35,550
   438,000   Fleet Capital Trust VIII                                  7.200%                         Aa2          10,293,000
    61,100   HSBC Finance Corporation                                  6.875%                         AA-           1,434,017
    83,705   KeyCorp Capital Trust IX                                  6.750%                        Baa1           1,586,210
     6,800   KeyCorp Capital Trust V                                   5.875%                          A3             120,360
     3,100   Keycorp Capital VI                                        6.125%                          A3              57,877
     3,200   KeyCorp Capital VIII                                      7.000%                          A3              64,320
   723,905   National City Capital Trust II                            6.625%                          A3          11,980,628
       400   National City Capital Trust II                            6.625%                          A3               6,680
   136,561   National City Capital Trust IV                            8.000%                          A2           2,878,023
    21,700   ONB Capital Trust II                                      8.000%                          A3             526,225
    30,000   PNC Capital Trust                                         6.125%                          A2             630,000
   172,900   Royal Bank of Scotland Group PLC                          6.600%                         Aa3           3,502,954
    41,890   Royal Bank of Scotland Group PLC, Series L                5.750%                          A1             751,926
    57,600   Royal Bank of Scotland Group PLC, Series M                6.400%                          A1           1,138,752
   125,740   Royal Bank of Scotland Group PLC, Series N                6.350%                          A1           2,451,930
     5,000   Royal Bank of Scotland Group PLC, Series P                6.250%                          A1              96,050
    18,000   Royal Bank of Scotland Group PLC, Series T                7.250%                         Aa3             415,620
    15,200   SunAmerica CORTS                                          6.700%                          AA             322,088

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
     5,400   USB Capital Trust VI                                      5.750%                         Aa3      $      104,166
     5,000   USB Capital Trust VII                                     5.875%                         Aa3              97,700
    11,000   USB Capital Trust VIII                                    6.350%                         Aa3             220,880
     7,200   USB Capital Trust X                                       6.500%                         Aa3             151,200
    65,700   USB Capital Trust XI                                      6.600%                          A1           1,389,555
     7,100   USB Capital XII                                           6.300%                         Aa3             141,361
    32,040   VNB Capital Trust I                                       7.750%                          A3             792,670
   142,870   Wachovia Capital Trust IX                                 6.375%                          A1           2,850,257
   285,891   Wachovia Trust IV                                         6.375%                          A1           5,726,397
   475,500   Wells Fargo Capital Trust V                               7.000%                         Aa2          10,984,050
   112,882   Wells Fargo Capital Trust VII                             5.850%                         Aa2           2,276,830
     7,500   Wells Fargo Capital Trust VIII                            5.625%                         Aa2             147,675
    19,700   Wells Fargo Capital Trust IX                              5.625%                         Aa2             378,240
    30,200   Wells Fargo Capital Trust XI                              6.250%                         AA-             622,120
   117,800   Zions Capital Trust B                                     8.000%                        BBB-           2,914,372
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               152,736,191
             ----------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     1,000   IBM Corporation, Class A (CORTS)                          5.625%                          A+              20,250
    19,000   IBM Trust IV (CORTS)                                      7.000%                          A+             470,820
-----------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            491,070
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 5.3%
   100,500   BAC Capital Trust XII                                     6.875%                         Aa3           2,271,300
   197,000   Citigroup Capital Trust VII                               7.125%                          A+           4,225,650
   756,422   Citigroup Capital Trust VIII                              6.950%                          A+          15,922,683
     8,100   Citigroup Capital Trust IX                                6.000%                          A+             150,255
    14,100   Citigroup Capital Trust XI                                6.000%                          A+             260,145
     9,100   Citigroup Capital X                                       6.100%                          A+             167,895
     2,400   Citigroup Capital XIV                                     6.875%                          A+              48,600
   298,521   Citigroup Capital XV                                      6.500%                         Aa3           5,806,233
    32,100   Citigroup Capital XVI                                     6.450%                          A+             609,579
     8,300   Citigroup Capital XVII                                    6.350%                          A+             157,700
   744,100   Citigroup Capital XIX                                     7.250%                          A+          16,370,200
     6,000   Deutsche Bank Capital Funding Trust VIII                  6.375%                           A             127,260
    17,100   General Electric Capital Corporation                      6.000%                         AAA             412,110
   389,600   ING Groep N.V.                                            7.375%                          A1           9,258,844
   570,220   ING Groep N.V.                                            7.200%                          A1          12,784,332
   722,175   ING Groep N.V.                                            7.050%                           A          15,815,633
   117,200   ING Groep N.V.                                            6.375%                          A1           2,359,236
     7,300   JPMorgan Chase Capital Trust X                            7.000%                         Aa3             172,280
    49,000   JPMorgan Chase Capital Trust XI                           5.875%                         Aa3             964,320
     4,400   JP Morgan Chase Capital Trust XII                         6.250%                         Aa3              92,224
    13,800   JPMorgan Chase Capital Trust XIV                          6.200%                         Aa3             280,278
     8,200   JPMorgan Chase Capital Trust XVI                          6.350%                         Aa3             169,576
   236,000   Merrill Lynch Capital Trust I                             6.450%                           A           4,585,480
    13,000   Royal Bank of Scotland Group PLC, Series R                6.125%                          A1             248,300
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                  93,260,113
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
   622,400   AT&T Inc.                                                 6.375%                           A          15,012,288
    38,500   BellSouth Capital Funding (CORTS)                         7.100%                           A             859,031
    30,500   BellSouth Corporation (CORTS)                             7.000%                           A             628,681
    28,000   Verizon Communications (CORTS)                            7.625%                           A             703,920
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                          17,203,920
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.4%
    21,100   DTE Energy Trust I                                        7.800%                        Baa3             526,445
     1,700   Entergy Arkansas Inc.                                     6.700%                         AAA              42,075
     2,400   Entergy Arkansas Inc.                                     6.000%                         AAA              58,416
    28,900   Entergy Louisiana LLC                                     7.600%                          A-             707,761
     5,300   Entergy Mississippi Inc.                                  7.250%                          A-             134,249
     2,800   Entergy Mississippi Inc.                                  6.000%                         AAA              68,656
    51,600   FPL Group Capital Inc.                                    6.600%                          A3           1,238,400
     6,000   National Rural Utilities Cooperative Finance              6.750%                          A3             143,100
              Corporation
     8,600   National Rural Utilities Cooperative Finance              6.100%                          A3             182,406
              Corporation
     2,500   National Rural Utilities Cooperative Finance              5.950%                          A3              52,850
              Corporation
     9,300   PPL Capital Funding, Inc.                                 6.850%                        Baa2             218,643
    15,000   PPL Energy Supply LLC                                     7.000%                         BBB             372,750

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
     4,000   Tennessee Valley Authority, Series A                      4.793%                         AAA      $       96,120
   122,500   Virginia Power Capital Trust                              7.375%                         BBB           2,987,775
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               6,829,646
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.2%
    35,100   Dairy Farmers of America Inc., 144A                       7.875%                        BBB-           3,470,513
-----------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.0%
    15,962   Pulte Homes Inc.                                          7.375%                         BB+             305,832
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 10.1%
 1,210,933   Ace Ltd., Series C                                        7.800%                         BBB          28,941,299
    12,000   Aegon N.V., Series 1                                      5.915%                          A-             213,000
    10,000   Aegon N.V.                                                6.875%                          A-             212,000
     8,700   Aegon N.V.                                                6.500%                          A-             175,044
 1,420,300   Aegon N.V.                                                6.375%                          A-          28,050,925
     3,000   Aegon N.V.                                                7.250%                          A-              66,570
    12,233   AMBAC Financial Group Inc.                                5.950%                          AA             220,806
   238,113   Arch Capital Group Limited, Series B                      7.785%                        BBB-           5,524,222
   392,973   Arch Capital Group Limited                                8.000%                        BBB-           9,820,395
   709,600   Berkley WR Corporation, Capital Trust II                  6.750%                        BBB-          14,880,312
   677,301   Delphi Financial Group, Inc.                              8.000%                        BBB+          16,058,807
    32,500   Delphi Financial Group, Inc.                              7.376%                        BBB-             599,463
 6,000,000   Everest Reinsurance Holdings, Inc.                        6.600%                        Baa1           5,323,086
   200,456   EverestRe Capital Trust II                                6.200%                        Baa1           3,772,582
     7,800   Financial Security Assurance Holdings                     6.250%                          AA             142,350
     6,100   Financial Security Assurance Holdings                     5.600%                          AA              98,210
 1,401,500   Lincoln National Capital Trust VI                         6.750%                          A-          31,603,825
     4,000   Lincoln National Corporation                              6.750%                          A-              90,000
   123,700   Markel Corporation                                        7.500%                        BBB-           2,982,407
     1,300   MetLife Inc.                                              5.875%                           A              27,521
   903,702   PartnerRe Limited, Series C                               6.750%                        BBB+          17,405,301
   146,500   PLC Capital Trust III                                     7.500%                        BBB+           3,329,945
     6,800   PLC Capital Trust IV                                      7.250%                        BBB+             149,600
    29,800   PLC Capital Trust V                                       6.125%                        BBB+             568,286
    43,300   Protective Life Corporation                               7.250%                         BBB             946,105
    39,343   Prudential PLC                                            6.750%                           A             800,237
     4,300   Prudential PLC                                            6.500%                          A-              86,774
   124,700   RenaissanceRe Holdings Limited, Series B                  7.300%                         BBB           2,712,225
    35,600   RenaissanceRe Holdings Limited, Series C                  6.080%                        BBB+             613,032
    25,300   RenaissanceRe Holdings Ltd.                               6.600%                         BBB             469,062
     7,500   Torchmark Capital Trust III                               7.100%                        BBB+             171,750
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      176,055,141
             ----------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
     2,500   Vertex Industries Inc. (PPLUS)                            7.625%                           A              63,050
-----------------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.8%
    38,600   CBS Corporation                                           7.250%                         BBB             834,918
   554,400   CBS Corporation                                           6.750%                         BBB          10,672,200
 1,038,100   Comcast Corporation                                       7.000%                        BBB+          23,294,964
    14,200   Comcast Corporation                                       6.625%                        BBB+             292,378
   649,400   Viacom Inc.                                               6.850%                         BBB          14,299,788
     1,400   Walt Disney Company (CORTS)                               6.875%                           A              35,434
-----------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                           49,429,682
             ----------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   680,300   Nexen Inc.                                                7.350%                        Baa3          15,776,157
-----------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.1%
    49,200   Bristol Myers Squibb Company (CORTS)                      6.250%                          A+           1,033,200
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 9.7%
    30,600   AMB Property Corporation, Series P                        6.850%                        Baa2             656,370
    77,100   AvalonBay Communities, Inc., Series H                     8.700%                         BBB           1,952,943
     4,000   BRE Properties, Series C                                  6.750%                        BBB-              77,360
     9,100   BRE Properties, Series D                                  6.750%                        BBB-             182,000
   104,300   Developers Diversified Realty Corporation, Series         8.000%                        BBB-           2,341,535
              G
 1,265,945   Developers Diversified Realty Corporation, Series         7.375%                        BBB-          25,951,873
              H

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE (continued)
   126,000   Duke Realty Corporation, Series L                         6.600%                         BBB      $    2,475,900
    31,700   Duke Realty Corporation, Series N                         7.250%                         BBB             653,654
   104,400   Duke-Weeks Realty Corporation                             6.950%                         BBB           2,103,660
    96,000   Duke-Weeks Realty Corporation                             6.625%                         BBB           1,866,240
   312,323   Equity Residential Properties Trust, Series N             6.480%                         BBB           6,312,048
     4,700   First Industrial Realty Trust, Inc., Series J             7.250%                        BBB-              95,222
     1,700   First Industrial Realty Trust, Inc., Series J             7.250%                        BBB-              34,425
   401,683   HRPT Properties Trust, Series B                           8.750%                        BBB-          10,026,008
   533,000   HRPT Properties Trust, Series C                           7.125%                        BBB-          10,766,600
   430,800   Kimco Realty Corporation, Series G                        7.750%                        BBB+           9,988,098
     3,997   Prologis Trust, Series C                                  8.540%                         BBB             208,094
    95,275   Prologis Trust, Series G                                  6.750%                         BBB           2,002,681
     7,600   PS Business Parks, Inc.                                   6.700%                        BBB-             144,096
   412,088   PS Business Parks, Inc.                                   7.000%                        BBB-           8,076,925
     4,800   PS Business Parks, Inc., Series I                         6.875%                        BBB-              92,160
       700   PS Business Parks, Inc., Series K                         7.950%                        BBB-              15,407
   243,000   PS Business Parks, Inc., Series L                         7.600%                        BBB-           5,112,720
   131,000   PS Business Parks, Inc., Series O                         7.375%                        BBB-           2,665,850
   249,836   Public Storage, Inc.                                      6.750%                        BBB+           4,909,277
     3,000   Public Storage, Inc., Series N                            7.000%                        BBB+              60,210
    63,900   Public Storage, Inc., Series C                            6.600%                        BBB+           1,207,710
   149,000   Public Storage, Inc., Series E                            6.750%                        BBB+           2,921,890
    21,400   Public Storage, Inc., Series F                            6.450%                        BBB+             403,390
    16,511   Public Storage, Inc., Series H                            6.950%                        BBB+             327,578
    19,000   Public Storage, Inc., Series I                            7.250%                        BBB+             399,760
    40,000   Public Storage, Inc., Series K                            7.250%                        BBB+             842,000
   726,938   Public Storage, Inc., Series M                            6.625%                        BBB+          13,811,822
    31,500   Public Storage, Inc., Series V                            7.500%                        BBB+             702,450
     3,403   Realty Income Corporation, Series E                       6.750%                        BBB-             706,807
   166,100   Regency Centers Corporation                               7.450%                        BBB-           3,662,505
     6,000   United Dominion Realty Trust                              6.750%                        BBB-             122,100
       600   Vornado Realty Trust, Series F                            6.750%                        BBB-              12,372
   169,000   Vornado Realty Trust, Series G                            6.625%                        BBB-           3,324,230
   185,000   Vornado Realty Trust, Series H                            6.750%                        BBB-           3,816,550
 1,542,834   Wachovia Preferred Funding Corporation                    7.250%                          A2          35,006,903
   126,800   Weingarten Realty Trust, Series E                         6.950%                          A-           2,624,760
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                           168,664,183
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 1.1%
    70,800   Countrywide Capital Trust III (PPLUS)                     8.050%                        BBB-             856,680
   732,590   Countrywide Capital Trust IV                              6.750%                        BBB-           8,637,236
   783,026   Countrywide Capital Trust V                               7.000%                        BBB-           8,965,648
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      18,459,564
             ----------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.7%
    42,200   Federal Home Loan Mortgage Corporation                    6.550%                         AA-             981,149
   175,000   Federal Home Loan Mortgage Corporation                    8.375%                         AA-           4,576,249
   150,000   Federal National Mortgage Association                     7.000%                         AA-           6,951,569
-----------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                     12,508,967
             ----------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    52,800   United States Cellular Corporation                        8.750%                          A-           1,316,831
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES                                                      776,671,901
              (COST $923,714,844)
             ================================================================================================================

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 10.6% (6.9% OF TOTAL INVESTMENTS) (6)
               AEROSPACE & DEFENSE - 0.1%
 $      670    DAE Aviation Holdings, Inc., Asset Sale                   7.803%        7/31/09             BB-      $      668,637
        756    DAE Aviation Holdings, Inc., Term Loan B-1                8.738%        7/31/14             BB-             752,858
        572    DAE Aviation Holdings, Inc., Term Loan B-2                8.748%        7/31/13             BB-             569,987
----------------------------------------------------------------------------------------------------------------------------------
      1,998    Total Aerospace & Defense                                                                                 1,991,482
----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 0.3%
 $    2,504    ACTS Aero Technical Support & Services Inc., Term         8.474%       10/01/14             N/R      $    2,416,018
                Loan
        992    American Airlines, Inc., Term Loan                        6.852%       12/17/10             BB-             958,206
      1,990    Delta Air Lines, Inc., Term Loan                          8.082%        4/30/14               B           1,901,871
----------------------------------------------------------------------------------------------------------------------------------
      5,486    Total Airlines                                                                                            5,276,095
----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.5%
      3,577    Building Materials Corporation of America, Term           7.938%        2/22/14              BB           3,027,302
                Loan
      2,985    Nortek, Inc., Term Loan B                                 7.100%        8/27/11             Ba2           2,783,117
        994    Stile Acquisition Corporation, Canadian Term Loan         7.084%        4/05/13              BB             907,490
        993    Stile Acquisition Corporation, Term Loan B                7.084%        4/05/13              BB             906,700
        988    TFS Acquisition, Term Loan                                8.330%        8/11/13              B+             967,750
----------------------------------------------------------------------------------------------------------------------------------
      9,537    Total Building Products                                                                                   8,592,359
----------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.3%
      1,995    Celanese Holdings LLC, Term Loan                          6.979%        4/02/14              BB           1,928,626
      2,985    Hercules Offshore, Inc., Term Loan                        6.580%        7/11/13              BB           2,896,569
----------------------------------------------------------------------------------------------------------------------------------
      4,980    Total Chemicals                                                                                           4,825,195
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.2%
        239    Aramark Corporation, Letter of Credit                     6.705%        1/24/14             BB-             228,068
      3,349    Aramark Corporation, Term Loan                            6.830%        1/24/14             BB-           3,191,056
----------------------------------------------------------------------------------------------------------------------------------
      3,588    Total Commercial Services & Supplies                                                                      3,419,124
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.1%
        340    Bluegrass Container Company LLC, Delayed Draw             7.095%        6/30/13              BB             338,288
      1,137    Bluegrass Container Company LLC, Term Loan B              7.095%        6/30/13              BB           1,130,593
----------------------------------------------------------------------------------------------------------------------------------
      1,477    Total Containers & Packaging                                                                              1,468,881
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.3%
      2,993    Cengage Learning Acquisitions, Inc., Term Loan            7.598%        7/05/14              B+           2,836,848
        258    Laureate Education, Inc., Delayed Draw, Term Loan         1.000%        8/17/07              B1              (9,161)
                B, (7), (8)
      1,742    Laureate Education, Inc., Term Loan B                     8.729%        8/17/14              B1           1,680,097
----------------------------------------------------------------------------------------------------------------------------------
      4,993    Total Diversified Consumer Services                                                                       4,507,784
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
      2,993    Alltel Communications, Inc., Term Loan B3                 7.778%        5/18/15             BB-           2,886,100
      1,506    Intelsat, Tranche B-2, Term Loan                          7.225%       12/03/13              BB           1,480,770
----------------------------------------------------------------------------------------------------------------------------------
      4,499    Total Diversified Telecommunication Services                                                              4,366,870
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.6%
      5,459    Calpine Corporation, DIP Term Loan                        7.080%        3/29/09             N/R           5,329,105
      2,000    TXU Corporation, Term Loan B-2                            8.396%       10/10/14             Ba3           1,965,752
      4,000    TXU Corporation, Term Loan B-3                            8.396%       10/10/14             Ba3           3,935,682
----------------------------------------------------------------------------------------------------------------------------------
     11,459    Total Electric Utilities                                                                                 11,230,539
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
      1,451    Kinder Morgan, Inc., Term Loan B                          6.350%        5/30/14             Ba2           1,443,996
      2,488    PGS Finance, Inc., Term Loan                              6.580%        6/29/15             Ba2           2,417,539
----------------------------------------------------------------------------------------------------------------------------------
      3,939    Total Energy Equipment & Services                                                                         3,861,535
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      5,985    Biomet, Inc., Term Loan                                   7.858%       12/25/13             BB-           5,928,891
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.4%
        371    Community Health Systems, Inc., Delayed Draw, Term        0.500%        7/25/14             Ba3             (13,360)
                Loan, (7), (8)
      7,381    Community Health Systems, Inc., Term Loan                 7.331%        7/25/14              BB           7,115,635
        499    Concentra, Inc., Term Loan                                7.080%        6/25/14              B+             467,994
      5,945    HCA, Inc., Term Loan                                      7.080%       11/18/13              BB           5,736,654
        993    Health Management Associates, Inc., Term Loan             6.580%        2/28/14             Ba2             928,677
        715    IASIS Healthcare LLC, Delayed Term Loan, (7)              7.151%        3/14/14             Ba2             493,939
        191    IASIS Healthcare LLC, Letter of Credit                    4.531%        3/14/14             Ba2             181,320
      2,078    IASIS Healthcare LLC, Term Loan                           7.064%        3/14/14             Ba2           1,975,058
        747    LifePoint Hospitals, Inc., Term Loan B                    6.715%        4/18/12              BB             713,929
      1,853    Select Medical Corporation, Term Loan                     6.997%        2/24/12             Ba2           1,755,891
        995    Select Medical Corporation, Term Loan B-2                 6.832%        2/24/12             Ba2             942,970
        366    Sun Healthcare Group, Inc., Delayed Term Loan             6.973%        4/12/14             Ba2             351,256
        566    Sun Healthcare Group, Inc., Synthetic Letter of           6.830%        4/19/14             Ba2             543,779
                Credit

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES (continued)
 $    2,505    Sun Healthcare Group, Inc., Term Loan                     7.171%        4/19/14             Ba2      $    2,404,924
        995    Vanguard Health Holding Company II LLC,                   7.095%        9/23/11             Ba3             964,327
                Replacement Term Loan
----------------------------------------------------------------------------------------------------------------------------------
     26,200    Total Health Care Providers & Services                                                                   24,562,993
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.5%
        985    Cedar Fair LP, Term Loan                                  6.845%        8/30/12              BB             934,765
        998    Orbitz Worldwide, Inc., Term Loan,                        7.830%        7/25/14             BB-             945,131
        134    Travelport, LLC, Letter of Credit                         7.080%        8/23/13             BB-             127,662
        669    Travelport, LLC, Term Loan                                7.080%        8/23/13             BB-             636,240
      1,200    Venetian Casino Resort, LLC, Delayed Draw, Term           0.750%        5/23/14              BB             (71,523)
                Loan, (7), (8)
      4,776    Venetian Casino Resort, LLC, Term Loan                    6.580%        5/23/14              BB           4,491,338
        968    Wintergames Holdings, Term Loan                           8.102%        4/24/08             N/R             960,439
----------------------------------------------------------------------------------------------------------------------------------
      9,730    Total Hotels, Restaurants & Leisure                                                                       8,024,052
----------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
      1,084    NRG Energy, Inc., Credit Linked Deposit                   6.480%        2/01/13             Ba1           1,035,706
      2,347    NRG Energy, Inc., Term Loan                               6.580%        2/01/13             Ba1           2,243,264
----------------------------------------------------------------------------------------------------------------------------------
      3,431    Total Independent Power Producers & Energy Traders                                                        3,278,970
----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.2%
      3,987    Conseco, Inc., Term Loan                                  6.845%       10/10/13             Ba3           3,672,610
----------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.1%
      1,000    Sabre, Inc., Term Loan                                    6.960%        9/30/14              B+             914,432
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.2%
      3,990    First Data Corporation Term Loan, B-1                     7.630%        9/24/14             BB-           3,792,746
----------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.3%
      6,000    Winmar OpCo LLC, Term Loan                               10.500%        1/03/12              B2           5,986,665
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.1%
      1,975    Oshkosh Truck Corporation, Term Loan                      6.900%       12/06/13            BBB-           1,899,366
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.2%
      3,982    Cequel Communications LLC, Term Loan B                    7.212%       11/05/13             BB-           3,733,588
      4,075    Charter Communications Operating Holdings, LLC,           6.990%        3/06/14              B+           3,815,416
                Term Loan
      2,500    Citadel Broadcasting Corporation, Term Loan               6.465%        6/12/14             BB-           2,273,438
      3,980    Discovery Communications Holdings LLC, Term Loan          6.830%        5/14/14             N/R           3,864,083
        995    Idearc, Inc., Term Loan                                   6.830%       11/17/14            BBB-             949,240
      1,990    Metro-Goldwyn-Mayer Studios, Inc., Term Loan              8.108%        4/08/12             N/R           1,848,773
      3,970    Neilsen Finance LLC, Term Loan                            7.276%        8/09/13             Ba3           3,772,561
        951    Philadelphia Newspapers, Term Loan                        8.750%        6/29/13             N/R             855,005
      1,990    Readers Digest Association, Inc., Term Loan               7.188%        3/02/14              B+           1,815,875
      5,970    Tribune Company, Term Loan B                              7.910%        6/04/14              BB           5,097,634
      3,433    Tribune Company, Term Loan X                              7.994%        6/04/09              BB           3,322,363
        268    Univision Communications, Delayed Term Loan, (7),         0.100%        9/29/14             Ba3             (23,154)
                (8)
      7,732    Univision Communications, Inc., Term Loan                 7.207%        9/29/14             Ba3           7,064,698
----------------------------------------------------------------------------------------------------------------------------------
     41,836    Total Media                                                                                              38,389,520
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.3%
      3,970    Georgia-Pacific Corporation, Term Loan B                  6.866%       12/21/12             BB+           3,788,934
         45    Ply Gem Industries, Inc., Canadian Term Loan              7.580%        8/15/11             BB-              41,099
      1,435    Ply Gem Industries, Inc., Term Loan B3                    7.580%        8/15/11             BB-           1,313,853
----------------------------------------------------------------------------------------------------------------------------------
      5,450    Total Paper & Forest Products                                                                             5,143,886
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
      1,000    LNR Property Corporation, Term Loan B                     7.630%        7/12/11              BB             956,875
      3,980    Realogy Corporation Delayed Draw Term Loan                8.240%       10/01/13             BB-           3,493,578
----------------------------------------------------------------------------------------------------------------------------------
      4,980    Total Real Estate Management & Development                                                                4,450,453
----------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.3%
      6,419    Swift Transportation Company, Inc., Term Loan             7.938%        5/10/14             BB-           5,297,355
----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.2%
      2,787    Dealer Computer Services, Inc., Term Loan                 6.843%       10/26/12              BB           2,706,945
      1,256    Intergraph Corporation, Term Loan                         7.075%        5/29/13             BB-           1,210,539
----------------------------------------------------------------------------------------------------------------------------------
      4,043    Total Software                                                                                            3,917,484
----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.7%
 $    1,977    Blockbuster, Inc., Tranche B, Term Loan                   9.212%        8/20/11               B      $    1,905,380
      6,416    Burlington Coat Factory Warehouse Corporation,            7.320%        5/28/11              B2           5,688,753
                Term Loan
      3,459    Michaels Stores, Inc., Term Loan                          7.614%       10/31/13               B           3,191,277
      1,500    TRU 2005 RE Holding Co I LLC, Term Loan                   8.225%       12/08/08              B3           1,449,219
----------------------------------------------------------------------------------------------------------------------------------
     13,352    Total Specialty Retail                                                                                   12,234,629
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.4%
      6,000    Asurion Corporation, Term Loan                            7.878%        7/03/14             N/R           5,803,124
      1,990    Cricket Communications, Inc., Term Loan                   7.830%        1/10/11             Ba2           1,963,425
----------------------------------------------------------------------------------------------------------------------------------
      7,990    Total Wireless Telecommunication Services                                                                 7,766,549
----------------------------------------------------------------------------------------------------------------------------------
 $  198,324    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                         184,800,465
                $192,771,958)
==================================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 10.3% (6.7% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.3%
 $      550    Alliant Techsystems, Inc., Convertible Bonds              2.750%       9/15/11            B+      $      728,063
        550    Alliant Techsystems, Inc., Convertible Bonds              2.750%       2/15/24            B+             817,438
        650    DRS Technologies, Inc., Convertible Bonds, 144A           2.000%       2/01/26            B+             709,313
        850    L-3 Communications Corporation, Convertible Bond          3.000%       8/01/35           BB+           1,031,688
      1,050    Lockheed Martin Corporation                               4.620%       8/15/33            A-           1,547,490
-------------------------------------------------------------------------------------------------------------------------------
      3,650    Total Aerospace & Defense                                                                              4,833,992
-------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 0.4%
      5,100    Amgen Inc., 144A                                          0.125%       2/01/11            A+           4,672,875
      1,250    Genzyme Corporation                                       1.250%      12/01/23           BBB           1,446,875
-------------------------------------------------------------------------------------------------------------------------------
      6,350    Total Biotechnology                                                                                    6,119,750
-------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.0%
        350    BlackRock Inc.                                            2.625%       2/15/35            A+             755,125
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.2%
      3,850    U.S. Bancorp, Convertible Bonds                           3.148%       8/06/37            AA           3,844,610
-------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.5%
        750    Ciena Corporation, Convertible Bond                       0.875%       6/15/17             B             794,063
      2,550    Ciena Corporation                                         3.750%       2/01/08             B           2,550,000
        300    CommScope Inc.                                            1.000%       3/15/24             B             688,500
        350    Juniper Networks Inc., Convertible Subordinated           0.000%       6/15/08            BB             583,188
                Notes, (4)
        950    Liberty Media Corporation, Senior Debentures              3.500%       1/15/31           BB+             709,671
                Exchangeable for Motorola Common Stock
        700    Lucent Technologies Inc., Series B                        2.750%       6/15/25           BB-             581,875
      1,050    Lucent Technologies Inc.                                  2.750%       6/15/23           BB-             963,375
      1,006    Nortel Networks Corp.                                     4.250%       9/01/08            B-             992,168
      1,000    Nortel Networks Corporation, Convertible Bonds,           1.750%       4/15/12            B-             808,750
                144A
        850    Nortel Networks Corporation, Convertible Bonds,           2.125%       4/15/14            B-             663,000
                144A
-------------------------------------------------------------------------------------------------------------------------------
      9,506    Total Communications Equipment                                                                         9,334,590
-------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.4%
      1,750    EMC Corporation, Convertible Bonds 144A                   1.750%      12/01/11          BBB+           2,373,438
      1,300    EMC Corporation, Convertible Bonds 144A                   1.750%      12/01/13          BBB+           1,789,125
         50    EMC Corporation, Convertible Bonds 144A                   1.750%      12/01/13          BBB+              68,813
        300    Maxtor Corporation, Convertible Bonds                     2.375%       8/15/12           BB+             478,125
      1,750    Sandisk Corporation, Convertible Bond                     1.000%       5/15/13           BB-           1,415,313
-------------------------------------------------------------------------------------------------------------------------------
      5,150    Total Computers & Peripherals                                                                          6,124,814
-------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.1%
        350    Fluor Corporation, Convertible Bonds                      1.500%       2/15/24            A3             910,875
        350    Quanta Services, Inc., Convertible Bonds                  4.500%      10/01/23            B+             837,375
-------------------------------------------------------------------------------------------------------------------------------
        700    Total Construction & Engineering                                                                       1,748,250
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.0%
        750    Sealed Air Corporation, 144A                              3.000%       6/30/33           BBB             721,875
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 0.0%
        350    Leucadia National Corporation, Convertible Bonds          3.750%       4/15/14           BB-             760,375
-------------------------------------------------------------------------------------------------------------------------------

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
 $    1,400    Qwest Communications International Inc.,                  3.500%      11/15/25            B+      $    1,874,250
                Convertible Bond
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
        700    Centerpoint Energy Inc., Convertible Bond                 3.750%       5/15/23          BBB-           1,076,250
        400    Covanta Holding Corporation, Convertible Bonds            1.000%       2/01/27            B1             448,000
-------------------------------------------------------------------------------------------------------------------------------
      1,100    Total Electric Utilities                                                                               1,524,250
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.1%
        650    General Cable Corporation, Convertible Bonds              0.875%      11/15/13            B+           1,047,313
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
        700    Anixter Internatinal Inc., Convertible Bond, (4)          0.000%       7/07/33           BB-             666,750
        500    Itron Inc.                                                2.500%       8/01/26            B-             804,375
        700    Tech Data Corporation, Convertible Bonds                  2.750%      12/15/26          BBB-             682,500
        700    Vishay Intertechnology Inc.                               3.625%       8/01/23            B+             700,000
-------------------------------------------------------------------------------------------------------------------------------
      2,600    Total Electronic Equipment & Instruments                                                               2,853,625
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 1.6%
        400    Cooper Cameron Corporation                                1.500%       5/15/24          BBB+           1,120,000
      1,200    Halliburton Company, Convertible Bond                     3.125%       7/15/23             A           2,437,500
      5,600    Nabors Industries Inc., Convertible Bond Series           0.940%       5/15/11            A-           5,292,000
                144A
      2,350    Nabors Industries Inc., Convertible Bond Series           0.940%       5/15/11            A-           2,220,750
                144A
      6,900    Nabors Industries Inc., (4)                               0.000%       6/15/23           N/A           6,943,125
        400    Pride International Inc.                                  3.250%       5/01/33           BB+             541,000
        150    Schlumberger Limited, Convertible Bonds                   1.500%       6/01/23            A+             408,000
        750    Schlumberger Limited                                      2.125%       6/01/23            A+           1,855,313
      2,800    Transocean Inc.                                           1.500%      12/15/37          BBB+           3,062,500
      2,800    Transocean Inc.                                           1.500%      12/15/37          BBB+           3,055,500
-------------------------------------------------------------------------------------------------------------------------------
     23,350    Total Energy Equipment & Services                                                                     26,935,688
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.2%
      1,250    Archer Daniels Midland Company, Convertible Bonds         0.875%       2/15/14             A           1,514,063
        300    Archer Daniels Midland Company, Convertible Bonds         0.875%       2/15/14             A             363,375
      1,400    General Mills, Inc., Convertible Bonds                    5.134%       4/11/37          BBB+           1,403,500
-------------------------------------------------------------------------------------------------------------------------------
      2,950    Total Food Products                                                                                    3,280,938
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
        750    Advanced Medical Optics                                   3.250%       8/01/26            B-             594,375
        500    American Medical Systems Holdings, Convertible            3.250%       7/01/36             B             496,250
                Bond
        450    Beckman Coulter Inc., Convertible Bonds, 144A             2.500%      12/15/36           BBB             524,813
      1,600    Hologic Inc.                                              2.000%      12/15/37             B           1,738,000
      4,000    Medtronic, Inc., Convertible Bond                         1.500%       4/15/11           AA-           4,290,000
        250    Medtronic, Inc.                                           1.500%       4/15/11           AA-             268,125
      1,050    Saint Jude Medical, Inc., Convertible Bonds               1.220%      12/15/08          BBB+           1,057,875
-------------------------------------------------------------------------------------------------------------------------------
      8,600    Total Health Care Equipment & Supplies                                                                 8,969,438
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.6%
      1,250    Health Management Associates Inc.                         1.500%       8/01/23          Baa3           1,231,250
        550    Laboratory Corporation of America Holdings, (4)           0.000%       9/11/21          BBB-             566,500
      1,000    LifePoint Hospitals, Inc., Convertible Bonds              3.500%       5/15/14             B             893,750
        350    Manor Care, Inc., Convertible Bond                        2.000%       6/01/36             B             472,938
        850    Manor Care, Inc.                                          2.125%       8/01/35          Baa3           1,276,063
      8,637    Omnicare, Inc.                                            3.250%      12/15/35            B+           6,337,399
        300    Saint Jude Medical, Inc., Convertible Bonds               1.220%      12/15/08          BBB+             302,250
-------------------------------------------------------------------------------------------------------------------------------
     12,937    Total Health Care Providers & Services                                                                11,080,150
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.2%
        850    Caesars Entertainment Inc.                                5.243%       4/15/24          Baa3           1,157,870
        850    Carnival Corporation                                      2.000%       4/15/21            A-             997,688
        650    International Game Technology                             2.600%      12/15/36           BBB             663,000
-------------------------------------------------------------------------------------------------------------------------------
      2,350    Total Hotels, Restaurants & Leisure                                                                    2,818,558
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
      1,050    American Financial Group Inc.                             1.486%       6/02/33           BBB             543,375
      3,850    Prudential Financial, Inc., Convertible Bonds             2.741%      12/12/36            A+           3,856,160
-------------------------------------------------------------------------------------------------------------------------------
      4,900    Total Insurance                                                                                        4,399,535
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL - 0.1%
 $      700    Amazon.com Inc., Convertible Bonds                        4.750%       2/01/09           Ba3      $      853,125
        250    Priceline.com, Inc., Convertible Bonds                    0.500%       9/30/11            B+             719,063
        250    Priceline.com, Inc., Convertible Bonds                    0.750%       9/30/13            B+             727,500
-------------------------------------------------------------------------------------------------------------------------------
      1,200    Total Internet & Catalog Retail                                                                        2,299,688
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.0%
        700    Yahoo! Inc., Convertible Bond, (4)                        0.000%       4/01/08          BBB-             818,125
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
      1,400    Electronic Data Systems Corporation, Convertible          3.875%       7/15/23          BBB-           1,398,250
                Bonds
-------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.0%
        700    Eastman Kodak Company                                     3.375%      10/15/33             B             715,750
-------------------------------------------------------------------------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES - 0.2%
        500    Apogent Technologies, Inc., Convertible Bonds             3.716%      12/15/33          BBB+           1,005,050
        700    Charles River Laboratories International, Inc.            2.250%       6/15/13           BB-           1,031,625
        350    Fisher Scientific International, Inc., Convertible        2.500%      10/01/23          BBB+             865,375
                Bonds
-------------------------------------------------------------------------------------------------------------------------------
      1,550    Total Life Sciences Tools & Services                                                                   2,902,050
-------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.2%
      1,100    Danaher Corporation, Convertible Bonds, (4)               0.000%       1/22/21            A+           1,405,250
        350    Kaydon Corporation, Convertible Bonds                     4.000%       5/23/23           BB-             658,875
        700    Trinity Industries Inc., Convertible Bonds                3.875%       6/01/36           Ba2             630,875
-------------------------------------------------------------------------------------------------------------------------------
      2,150    Total Machinery                                                                                        2,695,000
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 0.9%
        800    ELF Special Financing Limited, Convertible Bonds,         5.341%       6/15/09           Ba3             759,440
                144A
      2,950    Getty Images, Inc., Convertible Bonds                     0.500%       6/09/23           Ba2           2,868,875
        400    Hasbro Inc.                                               2.750%      12/01/21           BBB             509,500
        350    Interpublic Group Companies Inc.                          4.500%       3/15/23           Ba3             357,000
        700    Interpublic Group, Inc., Convertible Bonds                4.250%       3/15/23           Ba3             688,625
        400    Lamar Advertising Company, Convertible                    2.875%      12/31/10            B1             466,500
        900    Liberty Media Corporation, Senior Debentures,             3.250%       3/15/31           BB+             662,625
                Exchangeable for Class B Viacom Common Stock
      1,550    Liberty Media Corporation, Senior Debentures,             4.000%      11/15/29           BB+           1,007,500
                Exchangeable for PCS Common Stock, Series 1
      2,100    Liberty Media Corporation                                 0.750%       3/30/23           BB+           2,197,125
        750    Omnicom Group, Inc., (4)                                  0.000%       7/01/38            A-             815,625
      1,750    Omnicom Group, Inc., (4)                                  0.000%       2/07/31            A-           1,815,625
        700    Sinclair Broadcast Group, Inc., Convertible Bonds         3.000%       5/15/27             B             630,000
      2,100    Walt Disney Company, Convertible Senior Notes             2.125%       4/15/23             A           2,404,500
-------------------------------------------------------------------------------------------------------------------------------
     15,450    Total Media                                                                                           15,182,940
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
      3,000    Gold Reserve, Inc., Convertible Bonds                     5.500%       6/15/22           N/A           2,962,500
        900    Newmont Mining Corporation                                1.625%       7/15/17          BBB+           1,123,875
        300    Newmont Mining Corp., Senior Convertible Note             1.625%       7/15/17           BBB             374,625
-------------------------------------------------------------------------------------------------------------------------------
      4,200    Total Metals & Mining                                                                                  4,461,000
-------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 0.0%
        350    Saks, Inc., Convertible Bonds                             2.000%       3/15/24            B+             622,563
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.8%
      1,150    Chesapeake Energy Corporation, 144A                       2.750%      11/15/35            BB           1,351,250
      1,650    Chesapeake Energy Corporation, Convertible Bonds          2.500%       5/15/37            BB           1,841,813
        850    Devon Energy Corporation                                  4.900%       8/15/08          Baa1           1,486,438
      7,600    Peabody Energy Corp., Convertible Bond                    4.750%      12/15/66           Ba3           9,671,000
-------------------------------------------------------------------------------------------------------------------------------
     11,250    Total Oil, Gas & Consumable Fuels                                                                     14,350,501
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.5%
        700    Allergan Inc., Convertible Bond                           1.500%       4/01/26             A             823,375
      1,050    Bristol-Myers Squibb Company, Convertible Bond            4.491%       9/15/23            A+           1,057,875
        900    Myland Labs, Inc., Convertible Bonds                      1.250%       3/15/12             B             821,250
        895    Teva Pharmaceutical Finance, Series A                     0.500%       2/01/24           BBB           1,125,463
        900    Teva Pharmaceutical Finance, Series B                     0.250%       2/01/24           BBB           1,234,125
      1,050    Watson Pharmaceuticals Inc., Convertible Bond             1.750%       3/15/23           BB+           1,000,125
      2,100    Wyeth, Convertible Bond                                   4.888%       1/15/24            A+           2,226,084
-------------------------------------------------------------------------------------------------------------------------------
      7,595    Total Pharmaceuticals                                                                                  8,288,297
-------------------------------------------------------------------------------------------------------------------------------

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.7%
 $    1,750    Boston Properties Limited Partnership, Convertible        2.875%       2/15/37          BBB+      $    1,634,063
                Bonds, 144A
        650    Brandywine Operating Partnership, Convertible             3.875%      10/15/26          BBB-             573,625
                Bonds
        750    BRE Properties Inc., Convertible Bond                     4.125%       8/15/26           BBB             693,750
      1,050    Developers Diversified Realty Corporation,                3.000%       3/15/12           BBB             901,688
                Convertible Bonds
        700    Duke Realty Corporation, Series D                         3.750%      12/01/11          BBB+             644,000
      1,100    Hospitality Properties Trust, Convertible Bonds           3.800%       3/15/27           BBB             983,125
        700    Host Hotels & Resorts Inc, Convertible Bonds, 144A        2.625%       4/15/27            BB             601,125
        900    Host Marriot LP, Convertible Bonds, 144A                  3.250%       4/15/24           Ba1           1,035,000
      2,500    Prologis, Convertible Bonds, 144A                         2.250%       4/01/37          BBB+           2,475,000
        900    Vornado Realty Trust, Convertible Bonds                   2.850%       4/01/27           BBB             799,875
      1,000    Vornado Realty, Convertible Bond                          3.875%       4/15/25           BBB           1,128,750
        900    Weingarten Realty Investment Trust, Convertible           3.950%       8/01/26          BBB+             847,125
                Bonds
-------------------------------------------------------------------------------------------------------------------------------
     12,900    Total Real Estate                                                                                     12,317,126
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
        550    Forest City Enterprises, Inc., Convertible Bonds          3.625%      10/15/11           BB-             517,110
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.0%
        350    CSX Corporation, (4)                                      0.000%      10/30/21          BBB-             547,750
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.4%
      1,400    Advanced Micro Devices Inc., Convertible Bond             5.750%       8/15/12             B           1,120,000
      1,400    Advanced Micro Devices, Inc., Convertible Bonds           6.000%       5/01/15             B           1,002,750
        750    Advanced Micro Devices, Inc., Convertible Bonds           6.000%       5/01/15             B             537,188
      2,150    Intel Corporation, Convertible Bond                       2.950%      12/15/35            A-           2,330,063
      1,200    Micron Technology, Inc.                                   1.875%       6/01/14           BB-             961,500
        700    ON Semiconductor Corporation                              2.625%      12/15/26             B             763,000
      1,000    Xilinx Inc., Convertible Bond, 144A                       3.125%       3/15/37            BB             865,000
         50    Xilinx Inc., Convertible Bond, 144A                       3.125%       3/15/37            BB              43,250
-------------------------------------------------------------------------------------------------------------------------------
      8,650    Total Semiconductors & Equipment                                                                       7,622,751
-------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.1%
        600    Computer Associates International Inc.,                   1.625%      12/15/09           Ba1             792,000
                Convertible Bond, Series 144A
        700    Red Hat Inc., Convertible Bond                            0.500%       1/15/24            B+             712,250
-------------------------------------------------------------------------------------------------------------------------------
      1,300    Total Software                                                                                         1,504,250
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.0%
        400    TJX Companies, Inc., (4)                                  0.000%       2/13/21            A-             386,500
-------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.0%
        400    Iconix Brand Group, Inc., Convertible Notes               1.875%       6/30/12            B-             388,000
-------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 0.1%
      2,150    Countrywide Financial Corporation, Convertible            1.714%       4/15/37          BBB+           1,687,320
                Bonds, 144A
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
        400    American Tower Corporation                                3.000%       8/15/12           BB+             849,993
      1,600    Liberty Media Corporation Convertible Bonds               3.750%       2/15/30           BB+             909,994
-------------------------------------------------------------------------------------------------------------------------------
      2,000    Total Wireless Telecommunication Services                                                              1,759,987
-------------------------------------------------------------------------------------------------------------------------------
 $  166,738    TOTAL CONVERTIBLE BONDS (COST $177,169,986)                                                          179,492,084
===============================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON       MATURITY    RATINGS (3)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 10.0% (6.5% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.1%
 $    1,000    Hexcel Corporation, Term Loan                              6.750%        2/01/15            B+      $      985,000
---------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.0%
        800    Keystone Automotive Operations Inc.                        9.750%       11/01/13           CCC             592,000
---------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.0%
        500    LVB Acquisition Merger LLC                                10.000%       10/15/17            B-             512,500
---------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.2%
      1,000    Nell AF Sarl                                               8.375%        8/15/15            B-             812,500
      3,000    Rockwood Specialties Group Inc., Series WI                 7.500%       11/15/14             B           2,985,000
---------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Chemicals                                                                                          3,797,500
---------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON       MATURITY    RATINGS (3)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.3%
 $    3,000    Owens-Brockway Glass Containers, Guaranteed Senior         8.250%        5/15/13             B      $    3,127,500
                Note
      3,000    Owens-Illinois Inc.                                        7.500%        5/15/10             B           3,052,500
---------------------------------------------------------------------------------------------------------------------------------
      6,000    Total Containers & Packaging                                                                             6,180,000
---------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
      2,000    Intelsat Subsidiary Holding Company Limited                8.500%        1/15/13             B           2,020,000
        750    Syniverse Technologies Inc., Series B                      7.750%        8/15/13             B             727,500
---------------------------------------------------------------------------------------------------------------------------------
      2,750    Total Diversified Telecommunication Services                                                             2,747,500
---------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
      1,000    Sierra Pacific Resources, Series 2006                      6.750%        8/15/17           Ba3           1,016,591
---------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.1%
      2,500    Pride International Inc.                                   7.375%        7/15/14           BB+           2,581,250
---------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.1%
      2,000    Stater Brothers Holdings Inc.                              8.125%        6/15/12            B+           1,985,000
---------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.5%
      4,610    Del Monte Corporation                                      8.625%       12/15/12             B           4,667,625
      1,096    Dole Foods Company                                         8.625%        5/01/09            B-           1,063,120
      2,700    Dole Foods Company                                         7.875%        7/15/13            B-           2,497,500
---------------------------------------------------------------------------------------------------------------------------------
      8,406    Total Food Products                                                                                      8,228,245
---------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.5%
      3,000    Community Health Systems, Inc.                             8.875%        7/15/15            B-           3,071,250
      1,700    HCA Inc.                                                   9.125%       11/15/14           BB-           1,772,250
        700    HCA Inc.                                                   9.250%       11/15/16           BB-             736,750
      3,000    US Oncology Inc.                                          10.750%        8/15/14            B3           2,977,500
---------------------------------------------------------------------------------------------------------------------------------
      8,400    Total Health Care Providers & Services                                                                   8,557,750
---------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.2%
      4,075    Boyd Gaming Corporation                                    7.750%       12/15/12            B+           4,146,313
      1,500    Herbst Gaming Inc.                                         7.000%       11/15/14          CCC+             892,500
      1,650    Jacobs Entertainment Inc.                                  9.750%        6/15/14            B-           1,542,750
      2,000    Landry's Restaurants Inc.                                  9.500%       12/15/14            B3           1,990,000
      1,000    Park Place Entertainment                                   7.875%        3/15/10           Ba1             945,000
      2,000    Pinnacle Entertainment Inc.                                8.250%        3/15/12            B-           2,030,000
      3,000    Pinnacle Entertainment Inc.                                8.750%       10/01/13            B-           3,067,500
      1,750    Seminole Hard Rock Entertainment, Inc.                     7.651%        3/15/14            BB           1,680,000
      4,000    Universal City Development Partners                       11.750%        4/01/10            B1           4,150,000
---------------------------------------------------------------------------------------------------------------------------------
     20,975    Total Hotels, Restaurants & Leisure                                                                     20,444,063
---------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        500    Mirant North America LLC                                   7.375%       12/31/13            B1             503,750
        600    NRG Energy Inc.                                            7.250%        2/01/14            B1             586,500
        600    NRG Energy Inc.                                            7.375%        2/01/16            B1             586,500
---------------------------------------------------------------------------------------------------------------------------------
      1,700    Total Independent Power Producers & Energy Traders                                                       1,676,750
---------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.6%
      3,500    First Data Corporation                                     9.875%        9/24/15            B-           3,259,375
      1,950    Global Cash Access LLC                                     8.750%        3/15/12             B           1,842,750
      4,750    Sungard Data Systems Inc.                                  9.125%        8/15/13            B-           4,856,875
---------------------------------------------------------------------------------------------------------------------------------
     10,200    Total IT Services                                                                                        9,959,000
---------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.2%
      3,000    Greenbrier Companies, Inc.                                 8.375%        5/15/15            B+           2,880,000
---------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.6%
      6,900    Allbritton Communications Company, Series B                7.750%       12/15/12            B1           6,865,500
      2,000    AMC Entertainment Inc.                                     8.000%        3/01/14            B2           1,890,000
      5,000    Cablevision Systems Corporation, Series B                  8.125%        8/15/09            B+           5,100,000
      3,000    Cablevision Systems Corporation                            7.250%        7/15/08            B+           3,011,250
      2,000    Cablevision Systems Corporation                            8.125%        7/15/09            B+           2,037,500
      2,000    Charter Communications Operating LLC, 144A                 8.000%        4/30/12            B+           1,940,000
      1,000    Dex Media West LLC                                         8.500%        8/15/10           Ba3           1,018,750
      2,198    Dex Media West LLC                                         9.875%        8/15/13            B1           2,291,415
      4,000    Medianews Group Inc.                                       6.375%        4/01/14             B           2,420,000
      1,950    Panamsat Corporation                                       9.000%        8/15/14            B2           1,969,500

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON       MATURITY    RATINGS (3)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
               MEDIA (continued)
 $    4,000    R.H. Donnelley Corporation                                 8.875%       10/15/17             B      $    3,720,000
      2,000    Sun Media Corporation                                      7.625%        2/15/13           Ba1           1,957,500
      6,200    Vertis Inc.                                                9.750%        4/01/09            B1           5,735,000
      5,500    Young Broadcasting Inc., Senior Subordinated Note         10.000%        3/01/11          Caa1           4,324,375
      2,000    Young Broadcasting Inc.                                    8.750%        1/15/14          Caa1           1,432,500
---------------------------------------------------------------------------------------------------------------------------------
     49,748    Total Media                                                                                             45,713,290
---------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
      5,200    MagIndustries Corporation, (11)                           11.000%       12/14/12           N/A           5,229,375
---------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.2%
      2,400    Dynegy Holdings, Inc., Term Loan                           8.375%        5/01/16            B2           2,358,000
        500    Northwestern Corporation                                   5.875%       11/01/14           BBB             493,499
---------------------------------------------------------------------------------------------------------------------------------
      2,900    Total Multi-Utilities                                                                                    2,851,499
---------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.7%
        600    Chaparral Energy Inc.                                      8.500%       12/01/15          CCC+             543,000
      4,345    Chesapeake Energy Corporation                              7.750%        1/15/15            BB           4,453,625
      1,000    Hilcorp Energy I LP/Hilcorp Finance Company,               7.750%       11/01/15             B             987,500
                Series 144A
      2,000    Premcor Refining Group Inc.                                7.500%        6/15/15           BBB           2,072,902
      3,000    SemGroup LP, 144A                                          8.750%       11/15/15            B1           2,865,000
      1,500    Whiting Petroleum Corporation                              7.000%        2/01/14            B1           1,492,500
---------------------------------------------------------------------------------------------------------------------------------
     12,445    Total Oil, Gas & Consumable Fuels                                                                       12,414,527
---------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.4%
      5,000    Georgia-Pacific Corporation                                8.125%        5/15/11             B           5,100,000
      2,000    Georgia-Pacific Corporation                                7.700%        6/15/15             B           1,980,000
---------------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                            7,080,000
---------------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
      1,600    Prestige Brands Inc.                                       9.250%        4/15/12            B-           1,604,000
---------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.3%
      3,000    Felcor Lodging Trust Inc., 144A                            6.788%       12/01/11           Ba3           2,947,500
      1,000    Trustreet Properties, Inc.                                 7.500%        4/01/15           AAA           1,077,262
        500    Ventas Realty LP, Series WI                                7.125%        6/01/15           BB+             507,500
---------------------------------------------------------------------------------------------------------------------------------
      4,500    Total Real Estate                                                                                        4,532,262
---------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.2%
      2,400    Avago Technologies Finance Pte Limited                    10.375%       12/01/13             B           2,523,000
      2,000    NXP BV                                                     7.974%       10/15/13           BB-           1,847,500
---------------------------------------------------------------------------------------------------------------------------------
      4,400    Total Semiconductors & Equipment                                                                         4,370,500
---------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.1%

      3,000    Telcorida Technologies, Inc.                               8.716%        7/15/12             B           2,692,500
---------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.5%
      1,000    Quiksilver Inc.                                            6.875%        4/15/15           Ba3             862,500
      7,000    Warnaco Inc., Senior Notes                                 8.875%        6/15/13           BB-           7,140,000
---------------------------------------------------------------------------------------------------------------------------------
      8,000    Total Specialty Retail                                                                                   8,002,500
---------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      4,000    Jostens IH Corporation                                     7.625%       10/01/12            B1           4,040,000
---------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      2,000    United Rentals North America Inc.                          6.500%        2/15/12            B+           1,825,000
---------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      1,500    IPCS, Inc.                                                 7.036%        5/01/13            B1           1,421,249
---------------------------------------------------------------------------------------------------------------------------------
 $  179,524    TOTAL CORPORATE BONDS (COST $182,818,554)                                                              173,919,851
=================================================================================================================================

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 29.6% (19.1% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 3.0%
      1,250     C.A. Preferred Fund Trust II                              7.000%      10/30/49            A1      $    1,217,274
     26,850     C.A. Preferred Funding Trust                              7.000%       1/30/49            A1          26,182,428
     12,400     Dresdner Funding Trust I, 144A                            8.151%       6/30/31            A1          12,680,401
      3,500     First Union Capital Trust II, Series A                    7.950%      11/15/29            A1           3,735,396
      6,700     Kleinwort Benson Group PLC                                5.377%      12/31/99           N/A           5,393,500
      2,200     MUFG Capital Finance 2                                    4.850%       7/25/56          BBB+           2,729,837
--------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                 51,938,836
                ----------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 16.8%
      2,000     AB Svensk Exportkredit, 144A                              6.375%      10/27/49           AA-           1,989,424
      7,600     Abbey National Capital Trust I                            8.963%       6/30/50            A+           8,950,961
     43,100     AgFirst Farm Credit Bank                                  7.300%      12/15/53            A-          40,657,739
     13,070     Bank One Capital III                                      8.750%       9/01/30           Aa3          15,173,434
      2,600     BankAmerica Institutional Capital Trust, Series B,        7.700%      12/31/26           Aa2           2,716,035
                 144A
      1,000     BanPonce Trust I, Series A                                8.327%       2/01/27          Baa1           1,044,343
      4,000     Barclays Bank PLC, 144A                                   8.550%       6/15/49           Aa3           4,216,308
      1,000     Barclays Bank PLC                                         7.434%      12/15/57           Aa3           1,040,976
      2,500     BBVA International Preferred S.A., Unipersonal            5.919%      10/18/49            A1           2,192,073
      4,000     BNP Paribas                                               7.195%      12/25/57           AA-           3,955,560
      1,000     Capital One Capital IV Corporation                        6.745%       2/17/37          Baa1             745,489
      2,000     CBG Florida REIT Corporation                              7.114%      11/15/49          Baa3           1,861,446
     10,100     DBS Capital Funding Corporation, 144A                     7.657%       3/15/49           Aa3          10,800,051
      2,400     Den Norske Bank, 144A                                     7.729%       6/29/49           Aa3           2,559,065
      5,750     First Empire Capital Trust I                              8.234%       2/01/27            A3           5,999,464
      4,250     First Midwest Bancorp Inc.                                6.950%      12/01/33          Baa1           3,899,838
      1,750     HBOS Capital Funding LP, Notes                            6.850%       3/23/49            A1           1,534,762
     29,600     HBOS PLC, Series 144A                                     6.413%       4/01/49            A1          24,153,067
     12,838     HSBC Capital Funding LP, 144A                             9.547%      12/31/49            A1          14,039,508
     14,000     HSBC Capital Funding LP, Debt                            10.176%       6/30/50            A1          17,719,492
     19,605     KBC Bank Fund Trust III, 144A                             9.860%       5/02/50            A1          21,070,709
      4,000     KeyCorp Capital III                                       7.750%       7/15/29            A3           4,384,428
      7,000     Lloyds TSB Bank PLC, Subordinated Note                    6.900%      11/22/49           Aa2           6,804,805
      4,000     Mizuho Financial Group                                    8.375%       4/27/49           Aa3           4,042,760
      1,000     Nordbanken AB, 144A                                       8.950%      11/29/49           Aa3           1,076,969
     10,000     North Fork Capital Trust II                               8.000%      12/15/27          Baa1           9,422,560
      6,000     Northgroup Preferred Capital Corporation, 144A            6.378%      10/15/57            A1           5,319,048
      2,000     Reliance Capital Trust I, Series B                        8.170%       5/01/28           N/R           2,102,918
      6,200     Royal Bank of Scotland Group PLC                          9.118%       3/31/49           Aa3           6,631,470
      3,500     Shinsei Finance II Cayman Limited, Perpetual              7.160%       7/25/49          Baa2           2,962,971
                 Maturity, 144A
      3,100     Standard Chartered PLC, 144A                              6.409%       1/30/57          BBB+           2,812,342
     11,700     Standard Chartered PLC, 144A                              7.014%       1/30/58          BBB+          11,111,244
     14,700     Swedbank ForeningsSparbanken AB, 144A                     9.000%       9/17/50           Aa3          15,707,494
     15,290     Unicredito Italiano Capital Trust, 144A                   9.200%       4/05/51            A1          16,672,705
        600     Union Bank of Norway                                      7.068%      11/19/49            A2             904,854
     25,600     Washington Mutual Preferred Funding Cayman, Series        7.250%       3/15/49           BBB          16,840,550
                 A-1, 144A
--------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                               293,116,862
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 2.6%
      4,800     Fulton Capital Trust I                                    6.290%       2/01/36            A3           3,616,699
     18,600     JPMorgan Chase Capital Trust XVIII                        6.950%       8/17/36           Aa3          17,720,276
     23,600     Old Mutual Capital Funding, Notes                         8.000%       6/22/53          Baa2          23,666,080
--------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                  45,003,055
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
         19     Centaur Funding Corporation, Series B, 144A               9.080%       4/21/20           BBB          22,144,725
--------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 4.8%
      2,000     Allstate Corporation                                      6.500%       5/15/57            A2           1,867,184
      4,000     AMBAC Financial Group Inc.                                6.150%       2/15/87           Aa3           2,929,680
     10,000     American General Capital II                               8.500%       7/01/30           Aa3          11,728,690
      4,980     American General Institutional Capital, 144A              8.125%       3/15/46           Aa3           5,853,133
      9,800     AXA S.A., 144A                                            6.463%      12/14/49          BBB+           8,841,276
      1,000     Great West Life and Annuity Insurance Company             7.153%       5/16/46            A-           1,003,117
      3,500     Liberty Mutual Group                                      7.800%       3/15/37          Baa3           3,121,563
      3,500     MetLife Inc.                                              6.400%      12/15/66          BBB+           3,217,736
      1,550     Nationwide Financial Services Capital Trust               7.899%       3/01/37          Baa1           1,596,948

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                INSURANCE (continued)
      4,000     Nationwide Financial Services Inc.                        6.750%       5/15/67          Baa1      $    3,695,576
      7,600     Oil Insurance Limited, 144A                               7.558%      12/30/49          Baa1           7,768,173
      3,800     Progressive Corporation                                   6.700%       6/15/37            A2           3,533,791
      1,000     Prudential PLC                                            6.500%       6/29/49             A             898,025
      9,000     QBE Capital Funding Trust II, 144A                        6.797%       6/01/49           BBB           8,632,773
     22,200     XL Capital, Limited                                       6.500%      10/15/57           BBB          19,443,137
--------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                       84,130,802
                ----------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.6%
     10,355     KN Capital Trust III                                      7.630%       4/15/28            B1           9,391,985
--------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.0%
          4     PS Business Parks Inc., Series M                          7.200%       3/30/55          BBB-              76,570
--------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.4%
      7,600     Burlington Northern Santa Fe Funding Trust I              6.613%      12/15/55           BBB           7,114,672
--------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.1%
      1,000     Caisse Nationale Des Caisses d'Epargne et de              6.750%       1/27/49            A+             966,596
                 Prevoyance
      1,000     Washington Mutual Preferred Funding Trust II              6.665%       3/15/57           BBB             590,860
--------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                       1,557,456
                ----------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST                                                             514,474,963
                 $570,008,769)
                ================================================================================================================

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             INVESTMENT COMPANIES - 2.4% (1.5% OF TOTAL INVESTMENTS)
    99,306   Blackrock Preferred and Corporate Income                                                        $    1,593,861
              Strategies Fund
   751,883   Blackrock Preferred Income Strategies Fund                                                          11,977,496
    88,292   Blackrock Preferred Opportunity Trust                                                                1,528,335
   753,964   Flaherty and Crumrine/Claymore Preferred                                                            12,184,058
              Securities Income Fund Inc.
   109,139   Flaherty and Crumrine/Claymore Total Return Fund                                                     1,842,266
              Inc.
    84,688   John Hancock Preferred Income Fund                                                                   1,606,532
    63,914   John Hancock Preferred Income Fund II                                                                1,196,470
   540,883   John Hancock Preferred Income Fund III                                                               9,757,529
---------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES (COST $50,880,311)                                                       41,686,547
             ==============================================================================================================

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             WARRANTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
   910,000   MagIndustries Corporation, (11)                                                                 $      396,474
---------------------------------------------------------------------------------------------------------------------------
             TOTAL WARRANTS (COST $396,211)                                                                         396,474
             ==============================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 5.0% (3.2% OF TOTAL INVESTMENTS)
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.6%
 $   11,000    United States of America Treasury Bills                   0.000%       1/10/08                  $   10,986,676
-----------------------------------------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS - 4.4%
     31,737    Repurchase Agreement with Fixed Income Clearing           1.000%       1/02/08                      31,737,038
                Corporation, dated 12/31/07, repurchase price
                $31,738,801, collateralized by $23,210,000 U.S.
                Treasury Bonds, 7.625%, due 2/15/25, value
                $32,377,950
     44,403    Repurchase Agreement with Fixed Income Clearing           1.000%       1/02/08                      44,402,734
                Corporation, dated 12/31/07, repurchase price
                $44,405,201, collateralized by $12,685,000 U.S.
                Treasury Bonds, 7.625%, due 2/15/25, value
                $17,695,575, $10,545,000 U.S. Treasury Notes,
                6.500%, due 2/15/10, value $11,520,413 and
                $16,035,000 U.S. Treasury Notes, 3.250%, due
                12/31/09, value $16,075,088
-----------------------------------------------------------------------------------------------------------------------------
 $   87,140    TOTAL SHORT-TERM INVESTMENTS (COST $87,126,448)                                                     87,126,448
=============================================================================================================================
               TOTAL INVESTMENTS (COST $2,895,190,704) - 154.7%                                                 2,693,829,068
               ==============================================================================================================

    SHARES   DESCRIPTION (1)                                                 VALUE
----------------------------------------------------------------------------------
             COMMON STOCKS SOLD SHORT - (0.7)%
             BEVERAGES - (0.0)%
   (20,900)  Hansen Natural Corporation                             $     (925,661)
----------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - (0.1)%
    (6,400)  Apple, Inc., (2)                                           (1,267,712)
----------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - (0.1)%
   (10,700)  Alcon Inc.                                                 (1,530,528)
----------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - (0.1)%
   (31,300)  Bankrate Inc., (2)                                         (1,505,217)
----------------------------------------------------------------------------------
             PHARMACEUTICALS - (0.3)%
   (26,600)  Allergan, Inc.                                             (1,708,784)
   (24,480)  Merck & Co. Inc.                                           (4,096,755)
----------------------------------------------------------------------------------
             Total Pharmaceuticals                                      (5,801,539)
             ---------------------------------------------------------------------
             SPECIALTY RETAIL - (0.1)%
   (11,600)  AutoZone, Inc., (2)                                        (1,390,956)
----------------------------------------------------------------------------------
             TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS                  (12,425,613)
              $12,507,045)
             =====================================================================

                                                                     NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                  AMOUNT (9)            DATE        PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (0.6)%

    (4,440)  Allied Waste Industries                             $ (5,550,000)       1/19/08         $12.5     $      (44,400)
      (450)  Amgen, Inc.                                           (2,587,500)       1/19/08          57.5             (1,800)
      (388)  Amgen, Inc.                                           (1,940,000)       4/19/08          50.0            (69,646)
    (1,340)  AngloGold Limited                                     (6,030,000)       1/19/08          45.0           (100,500)
    (2,070)  Apex Silver Mines Limited                             (4,140,000)       1/19/08          20.0            (10,350)
      (640)  Arch Coal Inc.                                        (1,920,000)       1/19/08          30.0           (953,600)
      (610)  Astrazenica PLC                                       (3,050,000)       1/19/08          50.0             (3,050)
      (430)  Astrazenica PLC                                       (2,365,000)       1/19/08          55.0             (2,150)
      (750)  Astrazenica PLC                                       (3,375,000)       7/19/08          45.0           (172,500)
    (1,440)  Barrick Gold Corporation                              (4,680,000)       1/19/08          32.5         (1,389,600)
    (1,230)  BP Amoco, PLC                                         (9,225,000)       1/19/08          75.0            (98,400)
    (1,510)  Chunghwa Telecom Company Limited                      (2,642,500)       3/22/08          17.5           (770,100)
    (1,500)  Gold Fields Limited                                   (2,625,000)       1/19/08          17.5             (7,500)
      (197)  KT Corporation                                          (492,500)       1/19/08          25.0            (28,565)
    (2,470)  Newmont Mining Corporation                           (11,115,000)       1/19/08          45.0         (1,062,100)
    (5,230)  Nippon Telegraph & Telephone Corporation             (13,075,000)       6/21/08          25.0           (849,875)
    (1,990)  NovaGold Resources, Inc.                              (1,990,000)       1/19/08          10.0            (14,925)
    (1,075)  Peabody Energy Corporation                            (4,837,500)       1/19/08          45.0         (2,241,375)
      (740)  Progress Energy, Inc.                                 (3,330,000)       1/19/08          45.0           (262,700)
    (1,860)  Puget Energy, Inc.                                    (4,650,000)       1/19/08          25.0           (460,350)
    (1,110)  Royal Dutch Shell PLC                                 (8,880,000)       1/19/08          80.0           (410,700)
      (770)  Scholastic Corporation                                (2,310,000)       3/22/08          30.0           (442,750)
    (2,030)  Smithfield Foods Inc.                                 (6,090,000)       1/19/08          30.0            (71,050)
      (800)  Smithfield Foods Inc.                                 (2,400,000)       1/17/09          30.0           (300,000)
      (670)  Tech Data Corporation                                 (2,680,000)       1/17/09          40.0           (234,500)
    (2,220)  Tyson Foods Inc.                                      (4,995,000)       1/19/08          22.5            (11,100)
    (2,870)  Tyson Foods Inc.                                      (4,305,000)       1/17/09          15.0           (746,200)
-----------------------------------------------------------------------------------------------------------------------------
   (40,830)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED       (121,280,000)                                    (10,759,786)
              $(9,718,151))
=============================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 2.0%                                                                  35,308,777
             ================================================================================================================
             FUNDPREFERRED SHARES, AT LIQUIDATION                                                                (965,000,000)
              VALUE - (55.4)% (12)
             ================================================================================================================
             NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $1,740,952,446
             ================================================================================================================

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of December 31, 2007

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                                                                       FIXED
                                           FUND                                         RATE                     UNREALIZED
                       NOTIONAL     PAY/RECEIVE     FLOATING RATE     FIXED RATE     PAYMENT   TERMINATION   (DEPRECIATION)
   COUNTERPARTY          AMOUNT   FLOATING RATE             INDEX   (ANNUALIZED)   FREQUENCY          DATE     APPRECIATION
   ------------------------------------------------------------------------------------------------------------------------
   JPMorgan Chase   $97,000,000         Receive 1-Month USD-LIBOR          3.360%    Monthly       1/23/09   $     707,763
   Morgan Stanley    97,000,000         Receive 1-Month USD-LIBOR          3.048     Monthly       1/23/08         137,724
   ------------------------------------------------------------------------------------------------------------------------
                                                                                                             $     845,487
   ========================================================================================================================
   USD-LIBOR (Unites States Dollar-London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (4)      A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
        (5)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (6)      Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
                 Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (7)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at December 31, 2007.
        (8)      Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at December 31, 2007.
        (9)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
       (10)      Investment has been pledged as collateral to cover call options written.
       (11)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
       (12)      FundPreferred Shares, at Liquidation Value as a percentage of total investments is
                 (35.8)%.
        N/A      Not applicable.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS AND LIABILITIES

                                                December 31, 2007

                                                              MULTI-STRATEGY       MULTI-STRATEGY
                                                                      INCOME               INCOME
                                                                  AND GROWTH         AND GROWTH 2
                                                                       (JPC)                (JQC)
-------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,071,588,136 and
  $2,895,190,704, respectively)                               $1,932,706,888     $ 2,693,829,068
Cash                                                               8,453,972          11,074,800
Cash deposits with brokers                                         4,171,770           9,982,272
Cash denominated in foreign currencies (cost $443,542 and
  $--, respectively)                                                 442,344                  --
Unrealized appreciation on interest rate swaps                       586,045             845,487
Receivables:
  Dividends                                                        2,302,267           2,696,967
  Interest                                                         8,466,541          12,961,955
  Investments sold                                                 1,543,371           6,305,846
  Reclaims                                                            27,903             113,499
Other assets                                                         151,231             194,468
-------------------------------------------------------------------------------------------------
     Total assets                                              1,958,852,332       2,738,004,362
-------------------------------------------------------------------------------------------------
LIABILITIES
Securities sold short, at value (proceeds $8,905,544 and
  $12,507,045, respectively)                                       8,843,077          12,425,613
Call options written, at value (premiums received $6,960,983
  and $9,718,151, respectively)                                    7,781,511          10,759,786
Payable for investments purchased                                  2,011,421           6,330,735
Accrued expenses:
  Management fees                                                    881,909           1,190,863
  Other                                                              561,724             672,594
Dividends payable:
  FundPreferred shares                                               411,274             645,535
  Securities sold short                                               19,038              26,790
-------------------------------------------------------------------------------------------------
     Total liabilities                                            20,509,954          32,051,916
-------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       708,000,000         965,000,000
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,230,342,378     $ 1,740,952,446
-------------------------------------------------------------------------------------------------
Common shares outstanding                                         99,403,528         139,770,200
-------------------------------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $        12.38     $         12.46
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $      994,035     $     1,397,702
Paid-in surplus                                                1,380,691,001       1,964,555,223
Undistributed (Over-distribution of) net investment income       (11,441,461)        (20,601,671)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                           (846,256)         (2,921,816)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                   (139,054,941)       (201,476,992)
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,230,342,378     $ 1,740,952,446
-------------------------------------------------------------------------------------------------
Authorized shares:
  Common                                                           Unlimited           Unlimited
  FundPreferred                                                    Unlimited           Unlimited
-------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Year ended December 31, 2007

                                                              MULTI-STRATEGY      MULTI-STRATEGY
                                                                      INCOME              INCOME
                                                                  AND GROWTH        AND GROWTH 2
                                                                       (JPC)               (JQC)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $190,025 and
  $321,362, respectively)                                     $   56,778,933     $   74,455,288
Interest                                                          54,548,324         81,866,255
------------------------------------------------------------------------------------------------
Total investment income                                          111,327,257        156,321,543
------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                   17,602,432         24,112,980
Dividend expense on securities sold short                             33,216             46,360
FundPreferred shares - auction fees                                1,770,000          2,412,500
FundPreferred shares - dividend disbursing agent fees                 32,101             55,939
Shareholders' servicing agent fees and expenses                        7,756              9,023
Custodian's fees and expenses                                        514,759            630,340
Trustees' fees and expenses                                           58,485             73,377
Professional fees                                                    119,588            157,223
Shareholders' reports - printing and mailing expenses                577,130          1,101,052
Stock exchange listing fees                                           36,979             51,604
Investor relations expense                                           338,083            458,124
Prime broker expense                                                   1,432              3,862
Other expenses                                                        65,225             82,011
------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                   21,157,186         29,194,395
  Custodian fee credit                                               (33,992)           (33,830)
  Expense reimbursement                                           (6,679,664)        (9,338,530)
------------------------------------------------------------------------------------------------
Net expenses                                                      14,443,530         19,822,035
------------------------------------------------------------------------------------------------
Net investment income                                             96,883,727        136,499,508
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments and securities sold short                           57,700,944         81,973,158
  Interest rate swaps                                              3,200,749          4,297,734
  Foreign currencies                                                 (96,087)          (149,515)
  Futures                                                         (9,930,657)       (14,369,007)
  Call options written                                              (825,947)        (1,262,638)
Change in net unrealized appreciation (depreciation) of:
  Investments and securities sold short                         (180,582,470)      (249,889,055)
  Interest rate swaps                                             (3,662,494)        (4,936,771)
  Foreign currencies                                                  (2,852)            (2,264)
  Call options written                                              (820,528)        (1,041,635)
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         (135,019,342)      (185,379,993)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                       (27,675,110)       (36,573,078)
From accumulated net realized gains                               (9,138,483)       (13,728,192)
------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions
  to FundPreferred shareholders                                  (36,813,593)       (50,301,270)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                      $  (74,949,208)    $  (99,181,755)
================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                     MULTI-STRATEGY                      MULTI-STRATEGY
                                                                INCOME AND GROWTH (JPC)            INCOME AND GROWTH 2 (JQC)
                                                            --------------------------------   ----------------------------------
                                                                YEAR ENDED        YEAR ENDED       YEAR ENDED          YEAR ENDED
                                                                  12/31/07          12/31/06         12/31/07            12/31/06
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $   96,883,727   $  102,112,868    $  136,499,508     $  146,092,103
Net realized gain (loss) from:
  Investments                                                   57,700,944       24,700,838        81,973,158         36,010,475
  Interest rate swaps                                            3,200,749        5,199,947         4,297,734          7,022,965
  Foreign currencies                                               (96,087)              --          (149,515)                --
  Futures                                                       (9,930,657)              --       (14,369,007)                --
  Call options written                                            (825,947)              --        (1,262,638)                --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                 (180,582,470)      22,163,953      (249,889,055)        28,002,882
  Interest rate swaps                                           (3,662,494)      (3,391,223)       (4,936,771)        (4,572,392)
  Foreign currencies                                                (2,852)           1,175            (2,264)             1,624
  Call options written                                            (820,528)              --        (1,041,635)                --
Distributions to FundPreferred shareholders:
  From net investment income                                   (27,675,110)     (30,872,125)      (36,573,078)       (42,096,311)
  From accumulated net realized gains                           (9,138,483)      (2,714,021)      (13,728,192)        (3,927,167)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares
  from operations                                              (74,949,208)     117,201,412       (99,181,755)       166,534,179
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                     (76,330,955)     (86,742,611)     (111,173,317)      (131,242,436)
From accumulated net realized gains                            (25,112,801)      (7,661,112)      (41,701,368)       (12,257,268)
Tax return of capital                                          (12,226,104)     (15,334,925)       (7,272,288)       (10,571,536)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                   (113,669,860)    (109,738,648)     (160,146,973)      (154,071,240)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                       (3,326,834)      (5,457,666)       (7,872,338)        (6,388,907)
Net proceeds from Common shares issued to shareholders due
  to reinvestment of distributions                                 337,266               --                --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares
  from capital share transactions                               (2,989,568)      (5,457,666)       (7,872,338)        (6,388,907)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                      (191,608,636)       2,005,098      (267,201,066)         6,074,032
Net assets applicable to Common shares at the beginning of
  year                                                       1,421,951,014    1,419,945,916     2,008,153,512      2,002,079,480
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year   $1,230,342,378   $1,421,951,014    $1,740,952,446     $2,008,153,512
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of year                                        $  (11,441,461)  $  (20,135,888)   $  (20,601,671)    $  (26,066,540)
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

   Notes to
   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

The Funds' Board of Trustees recently approved certain investment policy changes designed to provide each Fund with greater flexibility to pursue its investment objectives of high current income and total return. Each Fund is no longer obligated to invest a minimum of their managed assets in preferred and/or convertible securities. Such investments are now part of a broader strategy in which each of the Funds will allocate their assets to maintain a strategic asset mix of approximately 70% income-oriented debt securities and 30% equities and equity-like securities. The Funds have been authorized to increase their percentage of managed assets in direct equity investments to include both domestic and international equities. In order to implement certain of these portfolio changes, Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), entered into a sub-advisory agreement with Tradewinds Global Investors, LLC ("Tradewinds"). Tradewinds will manage a portion of each Fund's equity-oriented investments.

To better reflect the Funds' more diversified approach in pursuit of their existing investment objectives, the Funds' Board of Trustees recently approved the changing of the Funds' names from Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC) to Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC), respectively.

Each Fund seeks to provide high income by investing primarily in a portfolio of preferred securities, equity securities, high yield securities and convertible securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on an exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of fixed-income securities, senior loans and interest rate swaps are generally provided by an independent pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If the pricing service is unable to supply a price for an investment or derivative instrument the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Funds had no such outstanding purchase commitments.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Interest income also includes fee income and amendment fees, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Funds make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Real Estate Investment Trust (REIT) distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end.

   Notes to
   FINANCIAL STATEMENTS (continued)

For the fiscal year ended December 31, 2007, the character of distributions to the Funds from the REITs was as follows:

                                                                        MULTI-         MULTI-
                                                                      STRATEGY       STRATEGY
                                                                        INCOME         INCOME
                                                                           AND            AND
                                                                        GROWTH       GROWTH 2
                                                                         (JPC)          (JQC)
---------------------------------------------------------------------------------------------
Ordinary income                                                         72.59%         82.98%
Long-term and short-term capital gains                                   27.32          16.92
Return of REIT capital                                                    0.09           0.10
---------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2006, the character of distributions to the Funds from REITs was as follows:

                                                                        MULTI-         MULTI-
                                                                      STRATEGY       STRATEGY
                                                                        INCOME         INCOME
                                                                           AND            AND
                                                                        GROWTH       GROWTH 2
                                                                         (JPC)          (JQC)
---------------------------------------------------------------------------------------------
Ordinary income                                                         76.30%         78.38%
Long-term and short-term capital gains                                   23.61          21.50
Return of REIT capital                                                    0.09           0.12
---------------------------------------------------------------------------------------------

For the fiscal years ended December 31, 2007 and December 31, 2006, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2007 and December 31, 2006, are reflected in the accompanying financial statements.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                       GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Number of shares:
  Series M                                                                    4,720               3,860
  Series M2                                                                      --               3,860
  Series T                                                                    4,720               3,860
  Series T2                                                                      --               3,860
  Series W                                                                    4,720               3,860
  Series W2                                                                      --               3,860
  Series TH                                                                   4,720               3,860
  Series TH2                                                                     --               3,860
  Series F                                                                    4,720               3,860
  Series F2                                                                   4,720               3,860
-------------------------------------------------------------------------------------------------------
Total                                                                        28,320              38,600
-------------------------------------------------------------------------------------------------------

Short Sales

The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Funds are obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in the Statement of Operations.

Interest Rate Swap Transactions

The Funds are authorized to invest in interest rate swap transactions. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty paying or receiving a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. The Funds accrue the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognize an unrealized gain (loss) for the daily changes in the market value of the Funds' contractual rights and obligations under the contracts. The net amount recorded for these transactions is recognized in the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain (loss) from interest rate swaps, in addition to net realized gain (loss) recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when a Fund has an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions including foreign currency forward, swap, options and futures contracts. To the extent that the Funds invest in contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in "Realized gain
(loss) on foreign currencies" and "Change in unrealized appreciation (depreciation) of foreign currencies" on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a

   Notes to
   FINANCIAL STATEMENTS (continued)

receivable or payable for the variation margin when applicable. During the fiscal year ended December 31, 2007, each Fund invested in futures contracts. At December 31, 2007, there were no outstanding futures contracts in either Fund.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Options Transactions

Each Fund is authorized to write (sell) call options. When the Funds write a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Funds enter into a closing purchase transaction. When a call option expires or the Funds enter into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Funds, as writers of a call option, bears the risk of an unfavorable change in the market value of the security underlying the written option. There is the risk the Funds may not be able to enter into closing transactions because of an illiquid market.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Funds overdraws their account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On February 3, 2006 and November 21, 2007, the Funds' Board of Trustees approved open market share repurchase programs as part of a broad, ongoing effort designed to support the market prices of the Funds' Common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                              MULTI-STRATEGY INCOME AND            MULTI-STRATEGY INCOME AND
                                                                     GROWTH (JPC)                       GROWTH 2 (JQC)
                                                              --------------------------         -----------------------------
                                                                     YEAR           YEAR                YEAR              YEAR
                                                                    ENDED          ENDED               ENDED             ENDED
                                                                 12/31/07       12/31/06            12/31/07          12/31/06
------------------------------------------------------------------------------------------------------------------------------
Common shares:
  Repurchased                                                    (311,100)      (432,200)           (725,600)         (511,200)
  Issued to shareholders due to reinvestments of
    distributions                                                  23,651             --                  --                --
------------------------------------------------------------------------------------------------------------------------------
                                                                 (287,449)      (432,200)           (725,600)         (511,200)
------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased                $10.67         $12.61              $10.83            $12.48
Weighted average discount per Common share repurchased              13.81%         11.74%              13.85%            12.72%
------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2007, were as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                             INCOME              INCOME
                                                                         AND GROWTH        AND GROWTH 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Purchases                                                            $1,506,585,359      $2,081,451,892
Sales and maturities                                                 1,551,967,491        2,216,974,078
-------------------------------------------------------------------------------------------------------

Transactions in call options written during the fiscal year ended December 31, 2007, were as follows:

                                                             MULTI-STRATEGY INCOME                   MULTI-STRATEGY INCOME
                                                                AND GROWTH (JPC)                       AND GROWTH 2 (JQC)
                                                       ----------------------------------      ----------------------------------
                                                            NUMBER OF            PREMIUMS           NUMBER OF            PREMIUMS
                                                            CONTRACTS            RECEIVED           CONTRACTS            RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                    --            $     --                  --            $      --
Call options written                                          40,279           8,823,930              55,333           12,190,788
Call options terminated in closing purchase
  transactions                                                (4,105)           (808,842)             (5,550)          (1,094,246)
Call options expired                                          (3,620)           (337,024)             (4,890)            (455,690)
Call options exercised                                        (2,909)           (717,081)             (4,063)            (922,701)
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, end of year                                      29,645          $6,960,983              40,830          $ 9,718,151
---------------------------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2007, the cost of investments (excluding proceeds received on securities sold short and call options written) was as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                       GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Cost of investments                                                  $2,083,508,725      $2,916,606,415
-------------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and call options written) at December 31, 2007, were as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                       GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                        $ 67,041,556         $ 83,804,370
  Depreciation                                                        (217,843,393)        (306,581,717)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $ (150,801,837)     $ (222,777,347)
-------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Funds' tax year end, were as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                       GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                           $ --                 $ --
Undistributed net long-term capital gains                                       --                   --
-------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2007 and December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
2007                                                                   GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                              $138,358,876         $200,640,767
Distributions from net long-term capital gains**                                --            2,560,636
Tax return of capital                                                   12,226,104            7,272,288
-------------------------------------------------------------------------------------------------------

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
2006                                                                   GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                              $118,807,924         $174,646,948
Distributions from net long-term capital gains                           9,007,830           14,650,766
Tax return of capital                                                   15,334,925           10,571,536
-------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Funds hereby designate these amounts paid during the fiscal year ended
   December 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

Multi-Strategy Income and Growth 2 (JQC) elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $1,573,568 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .7000%
For the next $500 million                                                               .6750
For the next $500 million                                                               .6500
For the next $500 million                                                               .6250
For Managed Assets over $2 billion                                                      .6000
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. During the period the Adviser either had or entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Froley, Revy Investment Co., Inc. ("Froley, Revy"), Symphony Asset Management, LLC ("Symphony") and Tradewinds. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities and certain equity investments. As of June 30, 2007, Froley, Revy no longer served as a sub-adviser to the Funds. Froley, Revy previously managed the portion of the Funds' investment portfolios allocated to convertible securities. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities. Each sub-adviser is compensated for its

   Notes to
   FINANCIAL STATEMENTS (continued)

services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of their Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
MARCH 31,                                                      MARCH 31,
-----------------------------------------------------------------------------------------------------
2003 *                            .32%                         2008                               .32%
2004                              .32                          2009                               .24
2005                              .32                          2010                               .16
2006                              .32                          2011                               .08
2007                              .32
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
JUNE 30,                                                       JUNE 30,
-----------------------------------------------------------------------------------------------------
2003 *                            .32%                         2008                               .32%
2004                              .32                          2009                               .24
2005                              .32                          2010                               .16
2006                              .32                          2011                               .08
2007                              .32
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

Related Party Holdings

At December 31, 2007, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) owned 569,561 and 835,745 shares, respectively, of Merrill Lynch and Company, Inc. preferred securities with aggregate market values of $12,390,709 and $17,360,876, respectively. Total income earned by Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2
(JQC) from such securities amounted to $1,099,809 and $2,044,776, respectively, and is included in dividend income on the Statement of Operations.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2007, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had unfunded senior loan commitments of $2,030,876 and $2,283,759, respectively.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in each Fund's portfolio, the Funds may:
1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, a Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2007, there were no such outstanding participation commitments in either Fund.

8. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

9. SUBSEQUENT EVENTS

During February 2008, regularly scheduled auctions for the FundPreferred shares issued by the Funds began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock.

These developments do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Funds' future Common share earnings may be lower than they otherwise might have been.

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                               Investment Operations
                                          ----------------------------------------------------------------

                                                                     Distributions
                              Beginning                                   from Net   Distributions
                                 Common                        Net      Investment    from Capital
                                  Share                  Realized/       Income to        Gains to
                                    Net          Net    Unrealized   FundPreferred   FundPreferred
                                  Asset   Investment          Gain          Share-          Share-
                                  Value    Income(a)        (Loss)        holders+        holders+   Total
----------------------------------------------------------------------------------------------------------
MULTI-STRATEGY INCOME AND GROWTH (JPC)
----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                             $14.26         $.97        $(1.34)          $(.28)          $(.09)  $(.74)
2006                              14.18         1.02           .50            (.31)           (.03)   1.18
2005                              15.32         1.13          (.74)           (.22)             --     .17
2004(b)                           14.73          .52           .85            (.04)           (.01)   1.32
Year Ended 7/31:
2004                              14.12         1.25           .71            (.08)             --    1.88
2003(c)                           14.33          .30          (.02)           (.02)             --     .26
MULTI-STRATEGY INCOME AND GROWTH 2
  (JQC)
----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                              14.29          .97         (1.30)           (.26)           (.10)   (.69)
2006                              14.20         1.04           .48            (.30)           (.03)   1.19
2005                              15.18         1.12          (.70)           (.21)           (.01)    .20
2004(b)                           14.33          .51           .90            (.05)             --    1.36
Year Ended 7/31:
2004                              13.83         1.16           .73            (.08)             --    1.81
2003(d)                           14.33          .04          (.53)             --              --    (.49)
----------------------------------------------------------------------------------------------------------

                                          Less Distributions
                              ------------------------------------------
                                                            Tax
                                     Net                 Return
                              Investment   Capital           of                 Offering      Ending
                                  Income     Gains      Capital                Costs and      Common
                                      to        to           to            FundPreferred       Share
                                  Common    Common       Common                    Share         Net   Ending
                                  Share-    Share-       Share-             Underwriting       Asset   Market
                                 holders   holders      holders    Total       Discounts       Value    Value
----------------------------------------------------------------------------------------------------------
MULTI-STRATEGY INCOME AND GR
----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                               $(.77)   $(.25)        $(.12)  $(1.14)           $ --      $12.38   $10.93
2006                                (.87)    (.08)         (.15)   (1.10)             --       14.26    14.29
2005                               (1.15)    (.16)           --    (1.31)             --       14.18    11.97
2004(b)                             (.50)    (.23)           --     (.73)             --       15.32    14.33
Year Ended 7/31:
2004                               (1.22)    (.05)           --    (1.27)             --       14.73    13.95
2003(c)                             (.30)      --            --     (.30)           (.17)      14.12    14.57
MULTI-STRATEGY INCOME AND GR
  (JQC)
----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                (.79)    (.30)         (.05)   (1.14)             --       12.46    11.00
2006                                (.93)    (.09)         (.08)   (1.10)             --       14.29    14.11
2005                               (1.09)    (.09)           --    (1.18)             --       14.20    12.11
2004(b)                             (.49)    (.02)           --     (.51)             --       15.18    13.87
Year Ended 7/31:
2004                               (1.17)      --            --    (1.17)           (.14)      14.33    13.54
2003(d)                               --       --            --       --            (.01)      13.83    14.69
----------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***   After custodian fee credit and expense reimbursement, where applicable.
****  Ratio rounds to less than .01%.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares.
     - Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                            Ratio of Dividend Expense on Securities
                                                   Sold Short to Average Net Assets
                                                        Applicable to Common Shares
        ---------------------------------------------------------------------------
        MULTI-STRATEGY INCOME AND GROWTH
          (JPC)
        Year Ended 12/31:
        2007                                                                 --%****
        2006                                                                 --
        2005                                                                .01
        2004(b)                                                             .04*
        Year Ended 7/31:
        2004                                                                .03
        2003(c)                                                              --
        ---------------------------------------------------------------------------
        MULTI-STRATEGY INCOME AND GROWTH 2
          (JQC)
        Year Ended 12/31:
        2007                                                                 --%****
        2006                                                                 --
        2005                                                                .01
        2004(b)                                                             .05*
        Year Ended 7/31:
        2004                                                                .03
        2003(d)                                                              --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)   For the period August 1, 2004 through December 31, 2004.
(c) For the period March 26, 2003 (commencement of operations) through July 31, 2003.
(d) For the period June 25, 2003 (commencement of operations) through July 31, 2003.

                                                         Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets    Ratios to Average Net Assets
                                          Applicable to Common Shares     Applicable to Common Shares
       Total Returns                      Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                   -----------------------------   -----------------------------
                 Based
                    on      Ending Net
                Common          Assets
       Based     Share   Applicable to
          on       Net          Common                             Net                             Net   Portfolio
      Market     Asset          Shares                      Investment                      Investment    Turnover
     Value**   Value**           (000)      Expenses++        Income++      Expenses++        Income++        Rate
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
     (16.28)%   (5.71)%   $1,230,342            1.53%           6.54%           1.05%           7.03%          84%
      29.81      8.71      1,421,951            1.49            6.80            1.00            7.28           72
      (7.63)     1.32      1,419,946            1.50            7.25            1.03            7.72           37
       8.06      9.07      1,533,722            1.51*           7.66*           1.04*           8.13*          13
       4.34     13.44      1,474,983            1.53            7.90            1.05            8.37           19
       (.89)      .58      1,412,983            1.29*           5.67*            .87*           6.09*          21
------------------------------------------------------------------------------------------------------------------
     (14.70)%   (5.34)%    1,740,952            1.50            6.51            1.02            6.99           78
      26.71      8.73      2,008,154            1.44            6.90             .96            7.37           77
      (4.40)     1.41      2,002,079            1.46            7.25             .99            7.72           34
       6.20      9.59      2,140,563            1.47*           7.81*           1.00*           8.28*          13
        .10     12.25      2,021,258            1.47            7.51            1.00            7.98           27
      (2.07)    (3.49)     1,950,622             .97*           2.86*            .65*           3.18*           5
------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
        $708,000       $25,000      $64,444
         708,000        25,000       75,210
         708,000        25,000       75,139
         708,000        25,000       79,157
         708,000        25,000       77,083
         708,000        25,000       74,893
------------------------------------------------------------------------------------------------------------------
         965,000        25,000       70,102
         965,000        25,000       77,025
         965,000        25,000       76,867
         965,000        25,000       80,455
         965,000        25,000       77,364
              --            --           --
---

                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board               ANNUAL                             (1994-November 12, 2007),
  Chicago, IL 60606         and Board Member                                           Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                         184           Officer (1996-June 30, 2007)
                                                                                       of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other subsidi-
                                                                                       aries of Nuveen Investments,
                                                                                       Inc.; formerly, Director
                                                                                       (1992-2006) of Institutional
                                                                                       Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead Independent        1997                 184           Private Investor and
  333 W. Wacker Drive       Board member            CLASS III                          Management Consultant.
  Chicago, IL 60606

- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private phil-
  Chicago, IL 60606                                                                    anthropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents Companies; for the
                                                                                       State of Iowa University
                                                                                       System; Director, Gazette
                                                                                       Life Trustee of Coe College
                                                                         184           and Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.

- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the University
                                                                                       of Connecticut (2003-2006);
                                                                                       previously, Senior Vice
                                                                                       President and Director of
                                                                                       Research at the Federal
                                                                         184           Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since
                                                                                       1997), Credit Research Center
                                                                                       at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005) Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005                               Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II                           Wealth Management Company;
  Chicago, IL 60606                                                                    Retired (since 2004) as
                                                                                       Chairman, JPMorgan Fleming
                                                                                       Asset Management, President
                                                                                       and CEO, Banc One Investment
                                                                                       Advisors Corporation, and
                                                                                       President, One Group Mutual
                                                                                       Funds; prior thereto,
                                                                                       Executive Vice President,
                                                                         182           Banc One Corporation and
                                                                                       Chairman and CEO, Banc One
                                                                                       Investment Management Group;
                                                                                       Member, Board of Regents,
                                                                                       Luther College; member of the
                                                                                       Wisconsin Bar Association;
                                                                                       member of Board of Directors,
                                                                                       Friends of Boerner Botanical
                                                                                       Gardens; member of Investment
                                                                                       Committee, Greater Milwaukee
                                                                                       Foundation.

- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL                             Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.

- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).

- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:

- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief Administrative                                        Managing Director (since
  333 W. Wacker Drive       Officer                 1988                                2002), Assistant
  Chicago, IL 60606                                                                     Secretary and Associate
                                                                                        General Counsel,
                                                                                        formerly, Vice Presi-
                                                                                        dent and Assistant
                                                                                        General Counsel, of
                                                                                        Nuveen Investments, LLC;
                                                                                        Managing Director (since
                                                                                        2002), Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary, of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ
                                                                                        Investment Management
                                                                                        Company, LLC. (since
                                                                                        2002), Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006); Nuveen
                                                                                        HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate
                                                                                        General Counsel and
                                                                                        Assistant Secretary of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and
                                                                                        Assistant Secretary
                                                                                        (since 1994) of Nuveen
                                                                                        Investments, Inc.,
                                                                                        Assistant Secretary
                                                                                        (since 2003) of Symphony
                                                                                        Asset Management LLC.

- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.

- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.

- PETER H. D'ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.

- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.

- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.

- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).

- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset Manage-
                                                                                        ment, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). Prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.

- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors, LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management, LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2008); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) hereby designate 12.10% and 9.29%, respectively, of dividends paid from ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 20.44% and 17.49%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report JPC and JQC repurchased 311,100 and 725,600 common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-F-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 Nuveen Multi-Strategy Income and Growth Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                AUDIT FEES BILLED        AUDIT-RELATED FEES            TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                   TO FUND(1)            BILLED TO FUND(2)        BILLED TO FUND(3)        BILLED TO FUND(4)
-------------------------------------------------------------------------------------------------------------------------------
December 31, 2007                   $  26,940                   $  0                    $  625                  $  4,300
-------------------------------------------------------------------------------------------------------------------------------

Percentage approved                         0%                     0%                        0%                        0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
December 31, 2006                   $  25,269                   $  0                    $  800                  $  3,950
-------------------------------------------------------------------------------------------------------------------------------

Percentage approved                         0%                     0%                        0%                        0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED              AUDIT RELATED FEES        TAX FEES BILLED TO         ALL OTHER FEES
                             BILLED TO ADVISER AND          ADVISER AND            BILLED TO ADVISER
                                AFFILIATED FUND           AFFILIATED FUND         AND AFFILIATED FUND
                               SERVICE PROVIDERS         SERVICE PROVIDERS         SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------
December 31, 2007                   $       0                   $  0                    $    0
------------------------------------------------------------------------------------------------------

Percentage approved                         0%                     0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------

December 31, 2006                   $       0                   $  0                    $    0
------------------------------------------------------------------------------------------------------

Percentage approved                         0%                     0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                            BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE            TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS            BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE          AFFILIATED FUND SERVICE
                             TOTAL NON-AUDIT FEES         OPERATIONS AND FINANCIAL            PROVIDERS (ALL OTHER
                                BILLED TO FUND             REPORTING OF THE FUND)                 ENGAGEMENTS)             TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2007                  $  4,925                         $  0                              $  0                $  4,925
December 31, 2006                  $  4,750                         $  0                              $  0                $  4,750

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum"), Tradewinds Global Investors, LLC ("Tradewinds"), and Symphony Asset Management, LLC ("Symphony") (Spectrum, Tradewinds and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the "Voting Policy"), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. ("ISS") to assist with Spectrum's proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS' voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS' guidelines or recommendations. In such a case, Spectrum's Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS' guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

        - Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

        - Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

        - Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors' cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client's best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum's and its affiliates' material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum's Compliance Department at
(203) 322-0189.

TRADEWINDS

Tradewinds' Proxy Voting Policies and Procedures apply to securities held in client accounts over which Tradewinds has voting authority. Tradewinds' Proxy Voting Policy seeks to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. In addition, Tradewinds may determine not to vote proxies relating to certain securities if Tradewinds determines it would be in its clients' overall best interests not to vote, such as when Tradewinds is in the process of selling the securities, or the securities are foreign securities subject to share blocking (short-term prohibitions on selling after voting). If a client requests Tradewinds to follow specific voting guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the client's request.

The Proxy Voting Committee is responsible for oversight of the proxy voting process. Tradewinds has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to Tradewinds on the voting of proxies for securities held in its clients' accounts. Tradewinds reviews and frequently follows ISS recommendations. However, Tradewinds may not vote in accordance with the ISS recommendations when Tradewinds believes an ISS recommendation is not in the best economic interest of clients. Specifically, Tradewinds will usually vote against any proposals for granting employees stock options, and if ISS or Tradewinds does not receive information about the proxy vote in time to research the proxy issues, Tradewinds will vote no on all such issues.

If Tradewinds is faced with a material conflict of interest in voting a proxy, such as when it manages the assets of a company or its pension plan and any of Tradewinds' clients hold any securities of that company, Tradewinds will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

Tradewinds shall retain required records relating to the voting of proxies and shall provide a client with information on how Tradewinds voted proxies on behalf of the client as requested.

SYMPHONY

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (415) 676-4000.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum") for the registrant's preferred securities investments, Tradewinds Global Investors, LLC ("Tradewinds"), for the registrant's convertible securities and Symphony Asset Management, LLC ("Symphony"), for the registrant's high yield, fixed income investments (Spectrum, Tradewinds and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

SPECTRUM

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is Executive Director and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV -- Managing Director and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio. Mr. Jacoby was a trader and portfolio manager at Northern Trust Company (1982-1983) and Vice President of Institutional Sales, E.F. Hutton (1983-1987). BS Business Administration & Finance, Boston University. NASD Series 55 "Equity Trader Limited Representative".

BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 "Equity Trader Limited Representative".

ITEM 8(a)(2).     OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                                                            TYPE OF ACCOUNT                     NUMBER OF
PORTFOLIO MANAGER                                               MANAGED                         ACCOUNTS       ASSETS*
----------------------------------------- ---------------------------------------------------   ---------  ----------------
Phillip Jacoby                            Separately Managed accounts                               43     $2,765,773,535

                                          Pooled Accounts                                           11     $1,887,834,020

                                          Registered Investment Vehicles                            11     $6,232,937,721

Mark Lieb                                 Separately Managed accounts                               52     $2,775,356,100

                                          Pooled Accounts                                           11     $1,887,834.020

                                          Registered Investment Vehicles                            11     $6,232,937,721

Bernard Sussman                           Separately Managed accounts                               46     $2,772,486,173

                                          Pooled Accounts                                           11     $1,887,834,020

                                          Registered Investment Vehicles                            11     $6,232,937,721

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual's total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

     - Changes in overall firm assets under management (employees have no direct incentive to increase assets)
     -   Portfolio performance relative to benchmarks
     -   Contribution to client servicing
     -   Compliance with firm and/or regulatory policies and procedures
     -   Work ethic
     -   Seniority and length of service
     -   Contribution to overall functioning of organization

ITEM 8(a)(4).     OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2007

                             DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER    BENEFICIALLY OWNED IN FUND
---------------------------- -------------------------------------------
Phillip Jacoby               $0

Mark Lieb                    $0

Bernard Sussman              $100,001-$500,000

SYMPHONY

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES:

LENNY MASON, CPA, Fixed-Income Portfolio Manager
Lenny is a Fixed-Income Portfolio Manager for Symphony Asset Management LLC. His responsibilities include portfolio management for Symphony's high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston's Technology & Communications Group where he headed its Structuring and Advisory Team. Before joining Fleet, Lenny worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.

GUNTHER STEIN, Director of Fixed-Income Strategies
Gunther is a Principal and the Director of Fixed-Income Strategies at Symphony Asset Management. He has close to 20 years of investment and research experience. Gunther is responsible for all of Symphony's fixed-income strategies, in addition to portfolio management, trading, and research for the fixed-income funds. Prior to joining Symphony in 1999, Gunther was a high-yield portfolio manager at Wells Fargo. Gunther joined Wells Fargo in 1993 as an associate in its Loan Syndications & Leveraged Finance Group after completing its credit-management training program. Previously, Gunther worked for First Interstate Bank as a euro-currency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Gunther received an MBA from the University of Texas at Austin and a BA in Economics from the University of California at Berkeley.

DAVID T. WANG, Director of Equity Strategies
David's is the Director of Equity Strategies, and his responsibilities include design, research and implementation of Symphony's long-only strategies. David joined Symphony in 1994 from Barra, Inc. where he was a member of the Active Strategies Group. At Barra he was responsible for investment-strategy research, portfolio construction and rebalancing for several domestic and global equity funds. David received his MBA from the University of Illinois at Urbana-Champaign and holds a BS degree in Chemical Engineering from Tamkang University in Taipei.

ITEM 8(a)(2).     OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY SYMPHONY PMs
AS OF 12/31/07

                                     GUNTHER STEIN      LENNY MASON       DAVID WANG
(a) RICs
Number of accts                                 6                 6                1
Assets ($000s)                       $  2,618,645       $ 2,618,645       $  376,654

(b) Other pooled accts
Non-performance fee accts
Number of accts                                 7                 7               11
Assets ($000s)                       $  2,074,448       $ 2,074,448       $  865,965
Performance fee accts
Number of accts                                 8                 8                1
Assets ($000s)                       $  1,573,741       $ 1,573,741       $    2,463

(c) Other
Non-performance fee accts
Number of accts                                 2                 -                1
Assets ($000s)                       $      1,370                 -       $   19,724
Performance fee accts
Number of accts                                 2                 -                -
Assets ($000s)                       $    318,650                 -                -

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.



ITEM 8(a)(4). OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2007

NAME OF PORTFOLIO             $1 -     $10,001- $50,001-  $100,001- $500,001-   OVER
MANAGER                NONE   $10,000  $50,000  $100,000  $500,000  $1,000,000  $1,000,000
------------------------------------------------------------------------------------------
Gunther Stein          X
------------------------------------------------------------------------------------------
Lenny Mason            X
------------------------------------------------------------------------------------------
David Wang             X
------------------------------------------------------------------------------------------

TRADEWINDS

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY:

DAVID IBEN, Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED


                                     David Iben
(a) RICs
Number of accts                      7
Assets ($000s)                       1,900,232

(b) Other pooled accts
Non-performance fee accts
   Number of accts                   8
   Assets ($000s)                    749,263

(c) Other
Non-performance fee accts
   Number of accts                   6,112
   Assets ($000s)                    7,174,080
Performance fee accts
   Number of accts                   3
   Assets ($000s)                    2,831,918

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

              - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

              - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

              - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

             - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

In addition, Merrill Lynch & Co. (and its affiliates) is an indirect investor in Nuveen and therefore is considered an affiliate of Tradewinds under certain federal securities laws. Tradewinds may have a conflict of interest due to its relationship with Merrill Lynch & Co. (and its affiliates).

ITEM 8(a)(3). FUND MANAGER COMPENSATION

Tradewinds's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of Tradewinds over time) made to most investment professionals. Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements.

ITEM 8(a)(4). OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2007.


NAME OF PORTFOLIO             $1 -     $10,001- $50,001-  $100,001- $500,001-   OVER
MANAGER                NONE   $10,000  $50,000  $100,000  $500,000  $1,000,000  $1,000,000
------------------------------------------------------------------------------------------
David Iben             X
------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                       (a)                (b)           (c)                        (d)*
                              TOTAL NUMBER OF    AVERAGE       TOTAL NUMBER OF SHARES     MAXIMUM NUMBER (OR
                              SHARES (OR         PRICE         (OR UNITS) PURCHASED AS    APPROXIMATE DOLLAR VALUE) OF
                              UNITS)             PAID PER      PART OF PUBLICLY           SHARES (OR UNITS) THAT MAY YET
                              PURCHASED          SHARE (OR     ANNOUNCED PLANS OR         BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)         PROGRAMS                   PROGRAMS
NOVEMBER 21-30, 2007

                              0                  $     -       -                          14,000,000

DECEMBER 1-31, 2007

                              725,600            $ 10.83       725,600                    13,274,400

TOTAL                         725,600


* The registrant's repurchase program was announced November 21, 2007. The registrant's repurchase program authorized the repurchase of 14,000,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Multi-Strategy Income and Growth Fund 2
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.